Statement of Additional Information July 29, 2015 (As Amended March 15, 2016)

Ticker Symbols
Fund	Class A	Class B	Class C	Class I	Class A1	Class B1
MFS® Alabama Municipal Bond Fund	MFALX	MBABX		N/A*
MFS® Arkansas Municipal Bond Fund	MFARX	MBARX		N/A*
MFS® California Municipal Bond Fund	MCFTX	MBCAX	MCCAX	N/A*
MFS® Georgia Municipal Bond Fund	MMGAX	MBGAX		N/A*
MFS® Maryland Municipal Bond Fund	MFSMX	MBMDX		N/A*
MFS® Massachusetts Municipal Bond Fund	MFSSX	MBMAX		N/A*
MFS® Mississippi Municipal Bond Fund	MISSX	MBMSX		N/A*
MFS® Municipal Income Fund	MFIAX	MMIBX	MMICX	MIMIX	MMIDX	MMIGX
MFS® New York Municipal Bond Fund	MSNYX	MBNYX	MCNYX	N/A*
MFS® North Carolina Municipal Bond Fund	MSNCX	MBNCX	MCNCX	N/A*
MFS® Pennsylvania Municipal Bond Fund	MFPAX	MBPAX		N/A*
MFS® South Carolina Municipal Bond Fund	MFSCX	MBSCX		N/A*
MFS® Tennessee Municipal Bond Fund	MSTNX	MBTNX		N/A*
MFS® Virginia Municipal Bond Fund	MSVAX	MBVAX	MVACX	N/A*
MFS® West Virginia Municipal Bond Fund	MFWVX	MBWVX		N/A*

*Expected to be offered on April 1, 2016.

This Statement of Additional Information (“SAI”) contains additional information about each fund listed above (references to “a Fund” or “the Fund” mean each Fund listed on the cover page, unless otherwise noted), and should be read in conjunction with the Fund’s Prospectus dated July 29, 2015, as may be supplemented from time to time. Each Fund’s financial statements are incorporated into this SAI by reference to each Fund’s most recent Annual Report and Semiannual Report to shareholders. In addition, for each Fund except MFS Municipal Income Fund, such Fund’s financial statements are incorporated into this SAI by reference to such Fund’s most recent Semiannual Report to shareholders.  You may obtain a copy of each Fund’s Prospectus, Annual Report, and Semiannual Report, without charge, by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

 JULY-SAI-COMBINED-031516

Table of Contents:

DEFINITIONS

“1940 Act” – the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the Securities and Exchange Commission.

“Board” – the Board of Trustees of the Fund.

“Employer Retirement Plans” – includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level.

“Financial intermediary” – includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling, administration or other similar agreement with MFD, MFS, or any of their affiliates.

“Fund” – references to “a Fund” or “the Fund” mean each Fund listed on the cover page, unless otherwise noted.

“Independent Trustees” – trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund.

“Majority Shareholder Vote” – as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

“MFD” or the “Distributor” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFS” – Massachusetts Financial Services Company, a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“MFS Fund” – a fund managed by MFS and overseen by the Board.

“MFS Funds” – collectively, the funds managed by MFS and overseen by the Board.

“Prospectus” – the Prospectus of the Fund, dated July 29, 2015, as amended or supplemented from time to time.

“SEC” – Securities and Exchange Commission.

“Trust” – references to a “Trust” mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a “Trust” shall mean the Fund.

MANAGEMENT OF THE FUND

Organization of the Fund

MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund, and MFS Municipal Income Fund, each an open-end investment company, are series of MFS Municipal Series Trust, a Massachusetts business trust organized in 1984. MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS Municipal Income Fund, are diversified Funds. MFS Mississippi Municipal Bond Fund and MFS West Virginia Municipal Bond Fund are non-diversified Funds.

Trustees/Officers

Board Leadership Structure and Oversight — The following provides an overview of the leadership structure of the Board and the Board’s oversight of the MFS Funds’ risk management process. The Board consists of twelve Trustees, ten of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. Taking into account the number, the diversity and the complexity of the MFS Funds overseen by the Board and the aggregate amount of assets under management in the MFS Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board.  Each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, consists exclusively of Independent Trustees. Three of the Committees have as members all of the Independent Trustees, and the remaining four Committees have either four or five Independent Trustees, as members. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel and with the MFS Funds’ Independent Senior Officer, who is independent of MFS and advises the Independent Trustees regarding contract review, compliance, and business matters. The Independent Trustees also meet regularly with the MFS Funds’ Chief Compliance Officer to receive reports regarding the compliance of the MFS Funds with the federal securities laws and the MFS Funds’ compliance policies and procedures.  The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the MFS Funds.

Each MFS Fund has retained MFS as its investment adviser and administrator. MFS provides each MFS Fund with investment advisory services, and is responsible for day-to-day administration of each MFS Fund and management of the risks that arise from each MFS Fund’s investments and operations. Certain employees of MFS serve as each MFS Fund’s officers, including each MFS Fund’s principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates. In addition, each Committee of the Board provides oversight of its risk management activities with respect to the particular activities within the Committee’s purview.  In the course of providing oversight, the Board and the Committees receive a wide range of reports on each MFS Fund’s activities, including regarding each MFS Fund’s investment portfolio, the compliance of each MFS Fund with applicable laws, and each MFS Fund’s financial accounting and reporting. The Board also meets periodically with the portfolio managers of each MFS Fund to receive reports regarding the management of each MFS Fund, including its investment risks.  The Board and the relevant Committees meet periodically with MFS’ Chief Risk Officer and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the MFS Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above.  In addition, the Board and the relevant Committees oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each MFS Fund’s auditor, custodian, and pricing service providers.

Trustees and Officers — Identification and Background — The identification and background of the Trustees and Officers of the Trust, as well as an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve, are set forth in APPENDIX A.

Trustee Compensation and Committees — Compensation paid to the Independent Trustees for certain specified periods, as well as information regarding Committees of the Board, is set forth in APPENDIX B.

Share Ownership

Information concerning the ownership of Fund shares (i) by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in the MFS Funds, (ii) by investors who are deemed to “control” the Fund, if any, and (iii) by investors who own 5% or more of any class of Fund shares (if no classes, of the Fund), if any, is set forth in APPENDIX C.

Portfolio Manager(s)

Information regarding other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest of the Fund’s portfolio manager(s), is set forth in APPENDIX D.

Investment Adviser

MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

As of February 1, 2010, MFS signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact.  As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to: incorporate environmental, social and corporate governance (ESG) issues into its investment analysis and decision-making processes; be an active owner and incorporate ESG issues into its ownership policies and practices; seek appropriate disclosure on ESG issues by the entities in which it invests; promote acceptance and implementation of the PRI within the investment industry; work to enhance the effectiveness in implementing the PRI; and report on activities and progress toward implementing the PRI.  While MFS aspires to follow the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legal commitment to do so and MFS may take actions that may be inconsistent with the PRI or may fail to take actions that would be consistent with the PRI.

MFS votes proxies on behalf of the Fund pursuant to the proxy voting policies and procedures set forth in APPENDIX E. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available beginning in August of each year without charge by visiting mfs.com (once you have selected “Products & Services,” “Individual Investor,” and “United States,” click on “proxy voting”) and by visiting the SEC’s Web site at http://www.sec.gov.

In addition to the conflicts of interest discussed elsewhere in this SAI, MFS may have other conflicts of interest related to its service as investment adviser to the Fund and other accounts, its other business activities, and its employees.  In order to minimize conflicts of interest, all employees of MFS are subject to policies and procedures regarding conflicts of interest, appropriate business conduct, confidential and proprietary information, information barriers, private investments, outside business activities, personal trading, gifts and entertainment, political and charitable contributions, and other topics.  There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

MFS advises multiple accounts (including accounts in which MFS or an affiliate have an interest).  Investment and voting decisions made for one or more accounts may compete with, differ from, conflict with, or involve different timing from investment and voting decisions made for the Fund.  MFS’s acting as investment adviser to multiple accounts could have a detrimental effect on the price, terms, or availability of a security with respect to the Fund.

In certain instances there are securities that are suitable for the Fund as well as for one or more other accounts advised by MFS or of any subsidiary of MFS or that MFS believes should no longer be held by the Fund or by other accounts advised by MFS or any subsidiary of MFS. It is possible that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one account. Transactions for each account generally are effected independently unless MFS determines to purchase or sell the same securities for several clients at approximately the same time. MFS may, but is not required to, aggregate purchases and sales for several accounts. The simultaneous management of multiple accounts may create conflicts of interest, particularly in circumstances where MFS or an affiliate has an interest in one or more accounts, where one or more accounts pays higher fees or performance-based fees, or where the availability or liquidity of investment opportunities is limited. MFS has adopted policies that it believes are reasonably designed to ensure that when two or more accounts (including accounts in which MFS or an affiliate have an interest) are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among accounts in a manner believed by MFS to be fair and equitable to each account over time.  Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

Investment Advisory Agreement – MFS manages the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an investment advisory fee, computed and paid monthly, as follows:

For MFS Alabama Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.93% of the Fund’s average daily net assets annually for Class A shares, 1.68% of the Fund’s average daily net assets annually for Class B shares, and 0.68% of the Fund’s average daily net assets annually for Class I shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2017.

For MFS Arkansas Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.

For MFS California Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.

For MFS Georgia Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.95% of the Fund’s average daily net assets annually for Class A shares, 1.70% of the Fund’s average daily net assets annually for Class B shares, and 0.70% of the Fund’s average daily net assets annually for Class I shares. This written agreement will continue until at least July 31, 2017, after which MFS may increase such expense limitation to 1.00% of the Fund’s average daily net assets annually for Class A shares, 1.75% of the Fund’s average daily net assets annually for Class B shares, and 0.75% of the Fund’s average daily net assets annually for Class I shares, without a vote of the Fund’s Board, subject to certain conditions. Any increase above 1.00% of the Fund’s average daily net assets annually for Class A shares, 1.75% of the Fund’s average daily net assets annually for Class B shares, and 0.75% of the Fund’s average daily net assets annually for Class I shares, would require a vote of the Fund’s Board.

For MFS Maryland Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets., MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.83% of the Fund’s average daily net assets annually for Class A shares, 1.58% of the Fund’s average daily net assets annually for Class B shares, and 0.58% of the Fund’s average daily net assets annually for Class I shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2017.

For MFS Massachusetts Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.

For MFS Mississippi Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.

For MFS Municipal Income Fund, the management fee set forth in the Investment Advisory Agreement is 0.40% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.37% of the Fund’s average daily net assets annually in excess of $1.3 billion up to $2 billion and 0.35% of the Fund’s average daily net assets annually in excess of $2 billion. This written agreement will remain in effect until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2016.  MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board.  For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Other Expenses” do not exceed

0.10% of the Fund’s average daily net assets annually for each class of shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2016.

For MFS New York Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.90% of the Fund’s average daily net assets annually for Class A shares, 1.65% of the Fund’s average daily net assets annually for each of Class B and Class C shares, and 0.65% of the Fund’s average daily net assets annually for Class I shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2017.

For MFS North Carolina Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.93% of the Fund’s average daily net assets annually for Class A shares, 1.68% of the Fund’s average daily net assets annually for each of Class B and Class C shares, and 0.68% of the Fund’s average daily net assets annually for Class I shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2017.

For MFS Pennsylvania Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.

For MFS South Carolina Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.  MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.84% of the Fund’s average daily net assets annually for Class A shares, 1.59% of the Fund’s average daily net assets annually for Class B shares, and 0.59% of the Fund’s average daily net assets annually for Class I shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2017.

For MFS Tennessee Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.88% of the Fund’s average daily net assets annually for Class A shares, 1.63% of the Fund’s average daily net assets annually for Class B shares, and 0.63% of the Fund’s average daily net assets annually for Class I shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2017.

For MFS Virginia Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.  MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.81% of the Fund’s average daily net assets annually for Class A shares, 1.56% of the Fund’s average daily net assets annually for each of Class B and Class C shares, and 0.56% of the Fund’s average daily net assets annually for Class I shares.  This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2017.

For MFS West Virginia Municipal Bond Fund, the management fee set forth in the Investment Advisory Agreement is 0.45% of the Fund’s average daily net assets annually. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended March 31, 2015, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.87% of the Fund’s average daily net assets annually for Class A shares, 1.62% of the Fund’s average daily net assets annually for Class B shares, and 0.62% of the Fund’s average daily net assets annually for Class I shares.  This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least July 31, 2017.

MFS pays the compensation of the Trust’s officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund’s investments and effecting its portfolio transactions.

The Trust pays the compensation of the Independent Trustees and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund’s custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start-up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFD, provides that MFD is to pay some or all of such expenses. Expenses of the Trust which are not attributable to a specific Fund are allocated among the MFS Funds in the Trust in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board or by Majority Shareholder Vote and, in either case, by a majority of the Independent Trustees. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party, on not more than 60 days’ nor less than 30 days’ written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one MFS Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other MFS Fund in the Trust.

The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

Administrator

MFS provides the Fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the Fund pays an annual fee to MFS for providing these services based on the amount of assets in the Fund and/or the type of fund.

Shareholder Servicing Agent

MFSC, a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee from the Fund based on the amount of assets in the Fund, the types of accounts through which shareholders invest in the Fund, the costs of servicing these types of accounts, and a target profit margin. MFSC also contracts with other entities to provide some or all of the services described above.

In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund.  These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above.  MFSC is also reimbursed for payments made under agreements with service providers that provide sub-accounting, transaction processing, and/or other shareholder services (“Shareholder Servicing Payments”), that may include receiving instructions for the purchase, exchange or redemption of shares; preparing and transmitting periodic statements; providing or causing to be provided prospectuses, annual reports, semiannual reports, shareholder notices, and other shareholder communications; providing required tax services and documents; calculating and assessing sales charges; and calculating and recording or distributing distributions to shareholders.  Service providers receive an annualized fee based on the Fund’s average daily net assets serviced by the service provider and/or a fee for each year, or portion thereof, for each Fund account serviced by the service provider.  Payments vary by service provider and may be significant to the service provider.

Distributor

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Fund.

Custodian

JPMorgan Chase Bank (“JPMorgan”), with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as the custodian of the assets of the Fund. JPMorgan is responsible for safekeeping cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on investments, serving as the foreign custody manager, and providing reports on foreign securities depositaries. JPMorgan Chase Bank, N.A., as successor in interest to an affiliate of JPMorgan, J. P. Morgan Investor Services Co., with a place of business at One Beacon Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts and calculating the daily net asset value of each class of shares.

There is an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of U.S. Dollars deposited by the Fund with JPMorgan.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, program management services (if applicable), and transfer agency-related services, for certain specified periods, is set forth in APPENDIX F.

Code of Ethics

The Fund, MFS, its sub-adviser (if applicable), and MFD have adopted separate codes of ethics (“Codes of Ethics”) as required under the 1940 Act. The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of MFS employees and the interests of the Fund. Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held, or sold by the Fund.

SALES CHARGES

Sales charges (as applicable) paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in APPENDIX G. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in APPENDIX H.

DISTRIBUTION PLAN

The Trustees have approved a plan for the Fund in accordance with Rule 12b-1 under the 1940 Act as described in the Fund’s Prospectus (the “Distribution Plan”).  In approving the Distribution Plan, the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan (“Distribution Plan Qualified Trustees”), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

The Distribution Plan is designed to promote sales of shares and reduce the amount of redemptions that might otherwise occur if the Distribution Plan were not in effect, as well as to compensate intermediaries for their servicing and maintenance of shareholder accounts. Increasing the Fund’s net assets through sales of shares, or reducing reductions in net assets by reducing redemptions, may help reduce the Fund’s expense ratio by spreading the Fund’s fixed costs over a larger base and may reduce the potential adverse effect of selling the Fund’s portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates (“Designated Class”). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class of the Fund (as applicable):

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class B1	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class 529A	0.00%	0.25%	0.25%
Class 529B	0.75%	0.25%	1.00%
Class 529C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%

In certain circumstances, the fees described above may be wholly or partially waived, or do not apply to certain Funds. The distribution fee may be waived from time to time pursuant to Conduct Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”).

MFD has voluntarily agreed to rebate to the class a portion of each class’ 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to seed money of MFS or an affiliate.  Current distribution and service fees for the Fund are reflected under the caption “Description of Share Classes — Distribution and Service Fees” in the Prospectus.

Service Fees

The Distribution Plan provides that the Fund pay MFD a service fee as described above based on the average daily net assets attributable to the Designated Class (i.e., Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, or Class R3 shares), as applicable, annually.  MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Fund on behalf of customers, forwarding certain shareholder communications from the Fund to customers, corresponding with shareholders and customers regarding the Fund (including receiving and responding to inquiries and answering questions regarding the Fund), and aiding in maintaining the investment of their respective customers in the Fund. Financial intermediaries may from time to time be required to meet certain criteria established by MFD in order to receive service fees.

Distribution Fees

The Distribution Plan provides that the Fund pay MFD a distribution fee as described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD’s obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the Fund), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.

Distribution and Service Fees Paid to MFD

Payments made by the Fund under the Fund’s Distribution Plan for the Fund’s most recent fiscal year are set forth in APPENDIX I.

FINANCIAL INTERMEDIARY COMPENSATION

MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, and 529 administrative services fees (if applicable), shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in APPENDIX J.

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

Set forth in APPENDIX K is a description of investment strategies which the Fund may generally use in pursuing its investment objectives and investment policies to the extent such strategies are consistent with its investment objective and investment policies, and a description of the risks associated with these investment strategies. Set forth in APPENDIX L is a description of investment restrictions to which the Fund is subject.

ADDITIONAL INFORMATION CONCERNING THE STATES AND U.S. TERRITORIES AND POSSESSIONS

Additional information concerning the state and U.S. territories and possessions in which a Fund may invest is set forth in Appendix P.

NET INCOME AND DISTRIBUTIONS

The Fund intends to distribute to its shareholders all or substantially all of its net investment income. The net investment income of the Fund consists of non-capital gain income less expenses. In addition, the Fund intends to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

TAX CONSIDERATIONS

The following discussion is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund will have on their own tax situations.

Tax Treatment of the Fund

Federal Taxes — The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a “regulated investment company” under Subchapter M of the Code.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, identification of the issuer (or issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, such identification may be uncertain under current law, and future Internal Revenue Service (“IRS”) guidance or an adverse determination by the IRS regarding issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.  In the case of the Fund’s investment in loan participations, the Fund will treat both the entity from whom the loan participation is acquired and the borrower as an issuer for the purposes of meeting the diversification requirement described in paragraph (b) above.  Finally, for purposes of this diversification requirement, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a regulated investment company, the Fund will not be subject to any U.S. federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code.  The Fund’s foreign-source income, gains, or proceeds, if any, may be subject to foreign withholding or other taxes, which could decrease the Fund’s return on the underlying investments.  Shareholders of the Fund should review “Taxation of Shareholders” below for further information regarding the tax implications of their investment in the Fund.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets.  If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a “regulated investment company” accorded special treatment for such year, the Fund would be subject to federal income tax on all of its taxable income at corporate rates, and Fund distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable as ordinary income to the shareholders.  Some portions of such distributions may be eligible for the dividends received deduction in case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain.  Any taxable income, including any net capital gain, retained by the Fund will generally be subject to tax at the Fund level at regular corporate rates.

If the Fund fails to distribute in a calendar year substantially all (at least 98%) of its ordinary income for such year and substantially all (at least 98.2%) of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.  For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the Fund is permitted so to elect and so elects) are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  A dividend paid to shareholders by the Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income.  Instead, subject to certain limitations, the Fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year.  If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.  If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital loss carryforwards are reduced to the extent they offset current year net realized capital gains, whether the Fund retains or distributes such gains. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (defined below), its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as any net capital loss, attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary losses, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary losses, if any, attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Massachusetts Taxes — As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Taxation of Shareholders

Tax Treatment of Distributions — Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund generally will have to pay federal income tax and any applicable non-U.S., state or local income taxes on the dividends and “Capital Gain Dividends” (as defined below) they receive from the Fund.  Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

Qualified dividend income received by an individual will be taxed at the reduced rates applicable to net capital gains, provided holding period and other requirements are met.  In order for some portion of the Fund’s dividends to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares.  In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a non-U.S. corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a non-U.S. corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.  Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

In general, a distribution of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.  If the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund’s dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income.  For this purpose, in the case of a sale or other disposition by the Fund of stock or securities, the only gain included in the term “gross income” is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

Properly reported distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss in each case determined with reference to any loss carryforwards) (“Capital Gain Dividends”), whether paid in cash or reinvested in additional shares, are taxable to shareholders for U.S. federal income tax purposes as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, without regard to the length of time the shareholders have held their shares.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains (other than exempt-interest dividends, defined below) as described above, and (ii) any net gain from the sale, exchange, or other disposition of Fund shares.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.  The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution.  If you buy shares when a Fund has unrealized or realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution even though such distribution may economically represent a return of your investment.

If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds issued on or before December 31, 2010, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund.  In such a case, shareholders must include in gross income (as interest) their proportionate share of the amount of those offsetting tax credits.  A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code.  Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Capital Loss Carryforwards — Distributions from capital gains are generally made after applying any available capital loss carryforwards.  For details regarding capital loss carryforwards, please see “Tax Treatment of the Fund” above.  Additionally, the amounts and expiration dates, if any, of any capital loss carryforwards available to the Fund are shown in the notes to the financial statements for the Fund.

Dividends-Received Deduction — In general, dividends of net investment income received by corporate shareholders of the Fund qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations, provided the shareholder otherwise qualifies for the deduction with respect to its holding of Fund shares.  Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, generally will not qualify for the dividends received deduction.

Disposition of Shares — In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as a short-term capital gain or loss.  However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.  Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the wash-sale rules as described in the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares Purchased Through Tax-Qualified Plans — Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.  Special tax rules apply to investments through such plans.  You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

U.S. Taxation of Non-U.S. Persons — Capital Gain Dividends and exempt-interest dividends, if any, generally will not be subject to withholding of U.S. federal income tax.  However, distributions properly reported as exempt-interest dividends may be subject to backup withholding, as discussed below.

In general, dividends other than Capital Gain Dividends and exempt-interest dividends, if any, paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “Non-U.S. Shareholder”) are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are derived from income or gains (such as portfolio interest, short-term capital gains, or non-U.S.-source dividend and interest income) that, if paid to a Non-U.S. Shareholder directly, would not be subject to withholding.  However, the Fund is not required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain non-U.S. countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Shareholder and the Non-U.S. Shareholder is a controlled non-U.S. corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder (an “interest-related dividend”), and (ii) distributions (other than (A) distributions to an individual Non-U.S. Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses (a “short-term capital gain dividend”), in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.  The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend.  Non-U.S. persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a Non-U.S. Shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Special rules apply to distributions to Non-U.S. Shareholders from a Fund that is a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition described below.  Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC or former USRPHC.  Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) – USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets.  A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC.  The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies.

If the Fund were a QIE, any distributions by the Fund (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPIs gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Non-U.S. Shareholders.

In the hands of a Non-U.S. Shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other Non-U.S. Shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income

(regardless of any reporting by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such Non-U.S. Shareholder. Non-U.S. Shareholders of the Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and tax-payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, if the Fund were a USRPHC or former USRPHC, the Fund typically would be required to withhold 15% of the amount realized in a redemption by a greater-than-5% Non-U.S. Shareholder, and that shareholder typically would be required to file a U.S. income tax return for the year of the disposition of the Fund shares and pay any additional tax due on the gain. Such withholding generally is not required if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs.

Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI distributions.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form).  Non-U.S. Shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund shares through non-U.S. partnerships.  Additional considerations may apply to non-U.S. trusts and estates.  Investors holding Fund shares through non-U.S. entities should consult their tax advisers about their particular situation.

A Non-U.S. Shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above. Non-U.S. investors in the Fund should consult their tax advisers with respect to the potential application of these rules.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts – Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).  Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements — Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government.  If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends, and, after December 31, 2016, 30% of the gross proceeds of Fund share sales, redemptions or exchanges and certain Capital Gain Dividends.  If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. Shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Backup Withholding — The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, including Capital Gain Dividends, redemption proceeds and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Shareholder) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.  The backup withholding rate is currently 28%.  Shareholders who are neither citizens nor residents of the United States may qualify for exemption from backup withholding and should consult their tax advisers in the regard.  The back-up withholding rules may also apply to distributions that are properly reported as exempt-interest dividends.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Income Taxation of a Foreign Investor — Distributions received from the Fund by a foreign investor may also be subject to tax under the laws of the investor’s own jurisdiction.

State and Local Income Taxes: U.S. Government Securities — Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes.  The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.  Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Tax Shelter Reporting — Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments — Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities.  To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.  Such investments may also affect the character of income recognized by the Fund.

Investments in debt obligations that are at risk of, or in, default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and, if so, to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.  These and other related issues will be addressed by each Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.  In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly.  As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (see below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions notwithstanding any exemption therefrom otherwise available under the Code.

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.”  Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.  The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear.  To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  The Fund has not yet determined whether such an election will be made.  CRTs are urged to consult their tax advisers concerning the consequences of investing in the Fund.

The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, short sales, swaps, straddles, foreign currencies, and related transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules) that may affect the amount, timing, and character of Fund income and distributions to shareholders.  For example, certain positions held by the Fund may be “Section 1256 contracts.” On the last business day of each taxable year, these positions will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss (except that foreign currency gain or loss arising from Section 1256 contracts may be ordinary in character).  Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles” for federal income tax purposes.  The straddle rules may cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses and long-term capital gains into short-term capital gains.  Certain tax elections exist for straddles that may alter the effect with respect to these investments.  These rules can cause the Fund to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.  The Fund intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions, as well as any commodity-related investments, to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income.  If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Special tax considerations apply with respect to any foreign investments by the Fund.  Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss.  The Code grants the Secretary of Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the qualifying income test for regulated investment companies described earlier, in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities).  If the Secretary of the Treasury were to issue such regulations, a Fund may need to change its investment practices in order to qualify as a regulated investment company.  In addition, there is a remote possibility that such regulations may be applied retroactively. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from such PFIC or on proceeds received from the disposition of shares in such PFIC.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to avoid the imposition of that tax.  For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”  Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.  Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income or gains; the Fund intends to qualify for treaty reduced rates where available.  It is not possible, however, to determine the Fund’s effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries is not known.

If more than 50% of the total assets of a Fund consists of direct investments in foreign securities at the close of its taxable year, the Fund may elect to “pass through” to its shareholders foreign income taxes paid by it.  In addition, a “qualified fund of funds” (a regulated investment company at least 50% of the total assets of which are represented by interests in other regulated investment companies (for purposes of this section, “Underlying Funds”) at the close of each quarter of its taxable year) will be permitted to make the same election in respect of foreign taxes paid by such Fund and by Underlying Funds that themselves make such an election. If the Fund so elects, shareholders will be required to treat their pro rata portions of qualified taxes paid by the Fund, and, in the case of a qualified fund of funds, paid by the Underlying Funds, to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code, as part of the amounts distributed to them by the Fund, and thus to include those portions in their gross income for federal income tax purposes in the year the foreign income tax was paid.  Provided certain conditions are met and subject to limitation, a shareholder who includes such foreign income taxes paid by the Fund in its gross income may be able to claim a credit or deduction.  No deduction will be permitted for individuals in computing their alternative minimum tax liability.  Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. If the Fund is not eligible, or does not elect, to “pass through” to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.  In addition, investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Tax-Exempt Distributions — The portion, if any, of the Fund’s distributions of net investment income that is reported by the Fund as an “exempt-interest dividend” under the Code will generally be exempt from federal income tax in the hands of shareholders if the Fund qualifies as a “qualified fund of funds” (defined above), but may be treated as an item of tax preference for shareholders under the federal alternative minimum tax and may be subject to state and local taxes; further, all exempt-interest dividends will increase a corporate shareholder’s alternative minimum tax.  Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

Special Rules for Municipal Fund Distributions

The following special rules apply to shareholders of Funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax (“Municipal Funds”).

Tax-Exempt Distributions — The portion of a Municipal Fund’s distributions of net investment income that is attributable to interest from tax-exempt securities will be reported by the Fund as an “exempt-interest dividend” under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund’s assets at the close of each quarter of the Fund’s taxable year consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code.  Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, may be subject to state and local taxes, and all exempt-interest dividends will increase a corporate shareholder’s alternative minimum tax.  Except when the Fund provides actual monthly percentage breakdowns, the percentage of income reported as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month.  Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

Taxable Distributions — A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption, proceeds from the disposition of certain market discount bonds, and income received in lieu of tax-exempt interest with respect to securities on loan) and may recognize taxable capital gains and losses as a result of the disposition of securities and from certain options and futures transactions.  Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares.  However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial.  Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as “qualified dividend income” taxable to non-corporate shareholders at reduced rates.

Consequences of Distributions by a Municipal Fund:  Effect of Accrued Tax-Exempt Income — Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax even though it would have been tax-exempt had it been declared as a dividend prior to the redemption.  For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the (tax-exempt income) accrued for that period.

Certain Additional Information for Municipal Fund Shareholders — Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes.  Exempt-interest dividends are generally taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.  You should consult your tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits.  Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by private activity bonds should consult their tax advisers before purchasing Fund shares.

Consequences of Redeeming Shares — Any loss realized on a redemption of Municipal Fund shares held for six months or less will generally be disallowed to the extent of any exempt-interest dividends received with respect to those shares.  This loss disallowance rule does not apply to a shareholder’s disposition of Fund shares held for six months or less with respect to a regular exempt-interest dividend paid by the Fund if the Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis and pays such dividends on at least a monthly basis.  To the extent not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received (or deemed received) with respect to those shares.

State and Local Income Taxes: Municipal Obligations — The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority.  Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities.  Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with MFS. Any such person may serve other clients of MFS or any subsidiary of MFS in a similar capacity.

MFS places all Fund orders for the purchase or sale of securities with the primary objective of seeking to obtain the best execution from responsible broker/dealers at competitive rates. MFS seeks to deal with executing broker/dealers that can provide high quality execution services. In seeking best execution, MFS takes into account all factors it considers to be relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience, and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions, which may include the quality of the research and brokerage services provided by the broker/dealer.

In certain circumstances, such as a buy-in for failure to deliver, MFS is not able to select the broker/dealer who will transact to cover the failure.  For example, if the Fund sells a security short and is unable to deliver the securities sold short, the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, (i.e., effect a buy-in, unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense).  Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold.  If the broker/dealer effects a buy-in, MFS will be unable to control the trading techniques, methods, venues, or any other aspect of the trade used by the broker/dealer.

Commission rates for equity securities and some derivatives vary depending upon trading techniques, methods, venues, and broker/dealers selected as well as the market(s) in which the security is traded and its relative liquidity.  MFS may utilize numerous broker/dealers and trading venues and strategies in order to seek the best execution for client transactions.  MFS periodically and systematically reviews the performance of the broker/dealers that execute Fund transactions, including the commission rates paid to broker/dealers by considering the value and quality of brokerage and research services provided.  The quality of a broker/dealer’s services is measured by analyzing various factors that could affect the execution of trades.  These factors include the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, commitment of capital when necessary or desirable, market color provided to MFS, and accommodation of MFS’ special needs.  MFS may employ outside vendors to provide reports on the quality of broker/dealer executions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where MFS believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to MFS on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Fund.

In allocating brokerage, MFS may take into consideration the receipt of research and brokerage services, consistent with its obligation to seek best execution for Fund transactions. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), MFS may cause the Fund to pay a broker/dealer which provides “Brokerage and Research Services” (as defined by Section 28(e)) to MFS an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the Brokerage and Research Services provided by the executing broker/dealer viewed in terms of either a particular transaction or MFS’ overall responsibilities to the Fund and its other clients. “Commissions,” as currently interpreted by the SEC, includes fees paid to broker/dealers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents, and other fees received by broker/dealers in riskless principal transactions. “Research Commissions” means that portion of Commissions (and other fees paid in non-U.S. transactions that are not considered Commissions) that is paid on transactions in excess of the portion that compensates the broker/dealer for executing, clearing, and/or settling the transaction.

Brokerage and Research Services includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities; and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. Such services can include access to corporate management; industry conferences; research field trips to corporate management and/or to tour manufacturing, production, or distribution facilities; statistical, research, and other factual information or services such as: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations (collectively, “Research”).

MFS has entered into client commission agreements with broker/dealers that execute, clear, or settle securities transactions on behalf of MFS’ clients (“Executing Brokers”) which provide for the Executing Brokers to pool a portion of the Commissions paid by the Fund and other accounts for securities transactions (“Pooled Commissions”). Pooled Commissions also include a portion of the Commissions paid in connection with the transactions of affiliates of MFS. Executing Brokers pay a portion of Pooled Commissions to providers of Research to MFS (“Research Providers”).

To the extent a Research Provider plays no role in executing client securities transactions, any Research prepared by that Research Provider would constitute third party research. MFS may use brokerage commissions, including Pooled Commissions, from the Fund’s portfolio transactions to acquire Research, subject to the procedures and limitations described below.

MFS establishes a semi-annual budget for Research paid for with Research Commissions (“Global Budget”). MFS and its affiliates allocate Research Commissions through a research vote process (“Research Vote”) in which the investment professionals of MFS and its affiliates assess the value of Research provided to MFS and its affiliates by Research Providers (which may include Executing Brokers) (“Research Firms”) during the period. MFS ascribes a dollar amount to each vote which, in total, is intended to equal the Global Budget for the period. Investment professionals are not required to spend all of their votes. MFS uses the Research Vote as a guide for allocating Pooled Commissions to Research Firms subject to each semi-annual period’s Global Budget. Compensation for Research may also be made pursuant to commissions paid on trades (“Trade Commissions”) executed by a Research Provider who is registered as a broker/dealer (“Broker Provider”). To the extent that payments for Research to a Broker Provider are made pursuant to Trade Commissions, MFS and its affiliates will reduce the amount of Pooled Commissions to be paid to that Broker Provider for its Research by a portion of the Trade Commission. MFS reserves the right to pay cash to the Research Firm from its own resources in an amount MFS determines in its discretion.

If MFS determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), MFS may allocate the costs of such service or product accordingly in its reasonable discretion. MFS will allocate Research Commissions to Research Firms only for the portion of the service or product that MFS determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash. The Research is provided to MFS for no consideration other than Research Commissions. In determining whether a service or product qualifies as Brokerage or Research Services, MFS evaluates whether the service or products provides lawful and appropriate assistance to MFS in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the Brokerage and Research Services provided to MFS by broker/dealers. The determination and evaluation of the reasonableness of the Research Commissions paid is primarily based on the professional opinions of the investment professionals who utilize the Research provided by the broker/dealers.

The advisory fee paid by the Fund to MFS is not reduced as a consequence of MFS’ receipt of Research. To the extent the Fund’s portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid for execution only.

Through the use of Research acquired with Research Commissions, MFS avoids the additional expenses that it would incur if it developed comparable information through its own staff or if it purchased such Research with its own resources. As a result, the Fund pays more for its portfolio transactions than if MFS caused the Fund to pay execution only rates. MFS may have an incentive to select or recommend a broker/dealer based on its interest in receiving Research rather than the Fund’s interest in receiving lower commission rates. The Research received may be useful and of value to MFS or its affiliates in serving both the Fund and other clients of MFS or its affiliates. Accordingly, not all of the Research provided by broker/dealers through which the Fund effect securities transactions may be used by MFS in connection with the Fund.

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in APPENDIX M.

DISCLOSURE OF PORTFOLIO HOLDINGS AND OTHER FUND INFORMATION

The Fund may from time to time make available to the public information about the Fund on mfs.com, Facebook, Twitter, YouTube, LinkedIn, and/or other social media.

The Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund’s Board has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an “Authorized Person”).

Neither MFS nor the Fund will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS reasonably determines and as described in the Fund’s Prospectus.

Holdings also include short positions, if any. For certain MFS Funds that invest in other MFS Funds (other than money market funds), the top 10 holdings and full holdings are aggregated holdings, including fund holdings and the holdings of non-money market funds in which the fund invests. Portfolio holdings are determined based on the equivalent exposure of holdings. The equivalent exposure of a holding is a calculated amount that approximates the market value of an underlying asset that is expected to have the same impact on performance as the holding. The equivalent exposure of a derivative may be different than the market value of the derivative. For most other holdings, the equivalent exposure is the same as the market value of the holding. If approved by an Authorized Person, the Fund may from time to time make available on the MFS Web site and/or in a press release, information about the holdings of the Fund in a particular investment or investments as of a current date, including the equivalent exposure of such holding or holdings.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times, including disclosure of certain portfolio holdings each business day. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings and may grant same day access to these portfolio holdings to their clients, their investors, and/or to one or more affiliated and unaffiliated service providers.  In addition, information about non-public portfolio holdings information attributable to other accounts managed or advised by MFS or its affiliates may be made available to one or more affiliated or unaffiliated service providers to those accounts. Some of these registered investment companies, sub-advised funds, separate accounts, unregistered products, and other accounts, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain MFS Funds (“Similarly Managed Investment Products”). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.

The Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its Prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.  In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to broker/dealers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates, or to the disclosure of portfolio holdings as may be required by applicable law, rules, or regulations.

With respect to non-public portfolio holdings provided to employees of MFS or its subsidiaries, employees of MFS and its subsidiaries are subject to corporate policies which prohibit use of portfolio holdings information for personal benefit or to benefit others.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of the Fund’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund’s Chief Compliance Officer and the Board of the Fund. MFS also reports to the Board of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD (collectively “Fund representatives”) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to the Fund’s custodian, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to the Fund’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Fund, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Fund representatives may provide oral or written information (“portfolio commentary”) about the Fund, including how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of the Fund’s portfolio holdings or may state that the Fund has recently purchased or sold one or more holdings.

Fund representatives may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average credit quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available

With authorization from an Authorized Person consistent with “Disclosure of Non-Public Portfolio Holdings” above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on APPENDIX N or permit the recipients identified in APPENDIX N to have access to non-public Fund portfolio holdings, on an ongoing basis.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is determined each day during which the New York Stock Exchange (the “Exchange”) is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year’s Day; Martin Luther King Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) by deducting the amount of the liabilities attributable to the class (or if no classes, to the Fund) from the value of the assets attributable to the class (or if no classes, to the Fund) and dividing the difference by the number of Fund shares outstanding for that class (or if no classes, for that Fund). In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund’s net asset value the next business day after such change.

Open-end investment companies are generally valued at their net asset value per share.  The underlying investments of open-end investment companies managed by MFS are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities for which there were no sales reported that day are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service.

Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.

Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

Exchange-traded options generally are valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service.

Futures contracts generally are valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.

Forward foreign currency exchange contracts generally are valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.

Swaps generally are valued at valuations provided by a third-party pricing service.

Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.

Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

SHAREHOLDER SERVICES

Investment and Withdrawal Programs

The Fund makes available certain programs designed to enable shareholders to add to or withdraw from their investment with applicable sales charges reduced or waived. These programs are generally described in the Prospectus and additional details regarding certain of these programs are set forth below. These programs or waivers may be changed or discontinued by the Fund at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans, or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to invest in the Fund under one of the programs below upon purchasing Fund shares. You can provide this information in your account or service application.

Letter of Intent. Out of the shareholder’s initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder’s name. All distributions on escrowed shares will be paid to the shareholder or to the shareholder’s order. At the end of the 13-month period or 36-month period, as applicable, the shareholder will be notified, the escrowed shares will be released, and the Letter of Intent will be terminated.

If the intended minimum investment amount is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to pay the higher sales charge level for the amount actually purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Service Application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

Systematic Withdrawal Plan (“SWP”). To initiate this service, shares having an aggregate value of at least $5,000 in your account in the Fund must be held on deposit by, or certificates for such shares must be deposited with, MFSC. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP). Any SWP may be terminated at any time by either the shareholder or the Fund.

Group Purchases. A bona fide group and all its members may be treated at MFD’s discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A, Class A1, or 529A shares if the group (1) gives its endorsement or authorization to the investment program so that it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of the sales efforts; (2) has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the Funds upon the request of MFD.  Employer-sponsored retirement plans, such as a 401(a) plan, 457 deferred compensation plan, an Employee Sponsored Group IRA, and an IRS SEP/SARSEP, SIMPLE and 403(b) plan, may qualify as a bona fide group if they meet the above criteria.

Exchange Privilege

If you exchange your shares out of MFS U.S. Government Money Market Fund into Class A shares of any other Fund, or if you exchange your shares out of MFS U.S. Government Cash Reserve Fund into Class A shares or Class 529A shares of any other Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if:

•                  the shares exchanged from either Fund were acquired by an exchange from any other Fund;

•                  the shares exchanged from either Fund were acquired by automatic investment of distributions from any other Fund; or

•                  the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the Fund into which the exchange is being made.

No more than ten exchanges may be made in any one exchange request by telephone.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust’s Declaration of Trust, as amended or amended and restated from time to time, permits the Trust’s Board to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board has reserved the right to create and issue additional series and classes of shares.

Each shareholder of the Fund or class is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Fund or class, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

Except in limited circumstances, the Board may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.  The Trust, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable.  The Trust, or any series or class, may reincorporate or reorganize without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time:  1) by a Majority Shareholder Vote; or 2) by the Board by written notice to the shareholders of the Trust, any series of the Trust, or any class of any series.

In the event of a liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.  Shares of a Fund have no preemptive rights and have dividend and conversion rights (if any) as described in the Prospectus for the Fund.

The Board may cause a shareholder’s shares to be redeemed for any reason under terms set by the Board, including, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Board, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Board determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer).

Under the Trust’s Declaration of Trust, the Fund may convert to a master/feeder structure or a fund-of-funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund-of-funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Board, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Board individually but only upon the property of the Trust, and that the Board will not be liable for any action or failure to act, but nothing in the Trust’s Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Board bring such suit unless there would be irreparable injury to the Fund or if a majority of the Board (or a majority of the Board on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Trust’s Declaration of Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Fund, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

Each such Fund’s Financial Statements and Financial Highlights for the fiscal year ended March 31, 2015, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing.

For each Fund except MFS Municipal Income Fund, the Financial Statements and Financial Highlights for the semiannual period ended September 30, 2015, are also incorporated by reference into this SAI from such Fund’s Semiannual Report to Shareholders.

A copy of each such Fund’s Annual Report and Semiannual Report accompany this SAI.

APPENDIX A - TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2016, are listed below, together with their principal occupations during the past five years (their titles may have varied during that period). The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

TRUSTEES

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
INTERESTED TRUSTEES

Robert J. Manning(4) age 52	Trustee	February 2004	137	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director

Robin A. Stelmach(4) age 54	Trustee and President	January 2014	137	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer

INDEPENDENT TRUSTEES

David H. Gunning age 73	Trustee and Chair of Trustees	January 2004	137	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller age 64	Trustee	February 2014	137

Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014); BlackRock Finco, UK (investment management), Director (until 2014)

Robert E. Butler age 74	Trustee	January 2006	137	Consultant – investment company industry regulatory and compliance matters

Maureen R. Goldfarb age 60	Trustee	January 2009	137	Private investor

William R. Gutow age 74	Trustee	December 1993	137	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Michael Hegarty age 71	Trustee	December 2004	137	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director (until 2015)

John P. Kavanaugh age 61	Trustee	January 2009	137	Private investor

Maryanne L. Roepke age 60	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)

Laurie J. Thomsen age 58	Trustee	March 2005	137	Private investor	The Travelers Companies (insurance), Director; Dycom Industries, Inc. (specialty contracting services, since 2015), Director

Robert W. Uek age 74	Trustee	January 2006	137	Consultant to investment company industry

OFFICERS

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Christopher R. Bohane(4) age 42	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino P. Clark(4) age 47	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President

Kristin V. Collins(4) age 43	Assistant Secretary and Assistant Clerk	September 2015	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Thomas H. Connors(4) age 56	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas, Inc. (financial service provider), Director and Senior Counsel (until 2012)

Ethan D. Corey(4) age 52	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
David L. DiLorenzo(4) age 47	Treasurer	July 2005	137	Massachusetts Financial Services Company, Senior Vice President

Brian E. Langenfeld(4) age 42	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kenneth Paek (4) age 41	Assistant Treasurer	February 2015	137

Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)

Susan A. Pereira(4) age 45	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Phillips(4) age 45	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company; Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)

Mark N. Polebaum(4) age 63	Secretary and Clerk	January 2006	137	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary

Matthew A. Stowe(4) age 41	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino age 71	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel(4) age 45	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Martin J. Wolin(4) age 48	Chief Compliance Officer	July 2015	137

Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost(4) age 55	Deputy Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(1)             Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee and Officer has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee.  Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the MFS Funds.  Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(2)             Unless otherwise noted, as of January 1, 2016, the Trustees/Officers served as board members or officers, respectively, of the 137 funds within the MFS Funds.

(3)             Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(4)             “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve.  The current members of the Board have joined the Board at different points in time since 1993.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts.  Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry.  Mr. Buller was the Chief Financial Officer of BlackRock, Inc. (“BlackRock”), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes.  Mr. Buller is chairman of the Financial Accounting Standards Advisory Council and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board until December 31, 2014.  He has also served on the boards of BlackRock Finco UK, a privately-held company, and Person-to-Person, a community service organization.

Robert E. Butler, CPA

Mr. Butler has substantial accounting and compliance consulting experience for clients in the investment management industry.  Mr. Butler was a partner at PricewaterhouseCoopers LLP (“PWC”) (including its predecessor firms) for 25 years, and led the firm’s National Regulatory Compliance Consulting Group, specializing in compliance consulting for investment management clients, including mutual funds and investment advisers.  During his tenure at PWC, he served for ten years as a consultant to the independent directors/trustees for two major fund groups during their contract deliberation processes.  He also conducted branch reviews of insurance broker/dealers selling variable products.  Since retiring from PWC, Mr. Butler has worked as a consultant to mutual fund boards and investment advisers on regulatory and compliance matters.  He has served as, or assisted, the Independent Compliance Consultant in conjunction with the implementation of SEC market timing orders at three major fund groups.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry.  She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc.  Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company.  She also held various marketing, distribution, and portfolio management positions with other investment management firms.  Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

David H. Gunning

Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electronic Holdings, Inc., and a director of Southwest Gas Corp.  He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp.  Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm.

William R. Gutow

Mr. Gutow is the Vice Chairman of Capitol Entertainment Management Company.  He has substantial senior executive experience at a publicly-traded company and various privately held companies as well as board experience at privately held companies and non-profits.  Mr. Gutow served as the Senior Vice President of Real Estate and Property Development for Zale Corporation.  Mr. Gutow has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS Funds for over 18 years.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately held companies.  He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society.  Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank.  He is a former director of AllianceBernstein, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He is a Chartered Financial Analyst and currently serves on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

Robert J. Manning

Mr. Manning is Chairman and Co-Chief Executive Officer of MFS (the Funds’ investment adviser) and in this capacity heads its Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 30 years.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry.  She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc. (“American Century”), where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She currently is a trustee of Rockhurst University. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Robin A. Stelmach

Ms. Stelmach is Executive Vice President and Chief Operating Officer of MFS (the Funds’ investment adviser). She oversees the company’s Global Investment Technology and Global Investment & Client Support departments, as well as the MFS Service Center. She is also a member of the company’s Management Committee. Prior to MFS, Ms. Stelmach spent four years as Chief Accountant and Divisional Controller for ASA International, Ltd.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies.  Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm.  Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm.  Ms. Thomsen is a director of The Travelers Companies, Inc. and Dycom Industries, Inc.

Robert W. Uek

Mr. Uek has substantial accounting and consulting experience for clients in the investment management industry.  Mr. Uek was a Partner in the investment management industry group of PWC, and was the chair of the global investment management industry group for Coopers & Lybrand.  He also has served as a consultant to mutual fund boards.  Mr. Uek previously served on the boards of trustees of investment companies in the TT International family of funds and Hillview Capital family of funds.  Mr. Uek is a former Chairman and Board Member of the Independent Directors Council, a unit of the Investment Company Institute, which serves the mutual fund independent director community in the U.S. Mr. Uek is also a former Board Member and Executive Committee Member of the Board of Governors of the Investment Company Institute.

Each Trustee (except Mses. Stelmach and Roepke and Mr. Buller) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek, and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and Officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of March 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

APPENDIX B - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the Independent Trustees an annual fee plus a fee for each meeting attended. In addition, the Independent Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler	Maureen R. Goldfarb	David H. Gunning	William R. Gutow	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke[1]	Laurie J. Thomsen	Robert W. Uek

MFS Alabama Municipal Bond Fund[2]	Not Applicable	Not Applicable	$265	$268	$267	$281	$265	$267	$266	$233	$268	$270
MFS Arkansas Municipal Bond Fund[2]	Not Applicable	Not Applicable	$452	$463	$460	$506	$452	$460	$454	$398	$463	$468
MFS California Municipal Bond Fund[2]	Not Applicable	Not Applicable	$892	$908	$904	$973	$892	$904	$895	$784	$908	$916
MFS Georgia Municipal Bond Fund[2]	Not Applicable	Not Applicable	$266	$270	$269	$284	$266	$269	$267	$234	$270	$271
MFS Maryland Municipal Bond Fund[2]	Not Applicable	Not Applicable	$270	$276	$275	$298	$270	$275	$272	$238	$276	$279
MFS Massachusetts Municipal Bond Fund[2]	Not Applicable	Not Applicable	$886	$901	$897	$957	$886	$897	$890	$779	$901	$907
MFS Mississippi Municipal Bond Fund[2]	Not Applicable	Not Applicable	$270	$275	$274	$296	$270	$274	$271	$237	$275	$278
MFS Municipal Income Fund[2]	Not Applicable	Not Applicable	$3,345	$3,471	$3,442	$3,975	$3,345	$3,442	$3,375	$2,971	$3,471	$3,532
MFS New York Municipal Bond Fund[2]	Not Applicable	Not Applicable	$453	$465	$462	$510	$453	$462	$456	$400	$465	$470
MFS North Carolina Municipal Bond Fund[2]	Not Applicable	Not Applicable	$901	$921	$917	$1,002	$901	$917	$906	$794	$921	$931
MFS Pennsylvania Municipal Bond Fund[2]	Not Applicable	Not Applicable	$443	$450	$448	$478	$443	$448	$445	$390	$450	$453
MFS South Carolina Municipal Bond Fund[2]	Not Applicable	Not Applicable	$451	$461	$459	$502	$451	$459	$453	$397	$461	$466
MFS Tennessee Municipal Bond Fund[2]	Not Applicable	Not Applicable	$442	$448	$446	$473	$442	$446	$443	$388	$448	$451
MFS Virginia Municipal Bond Fund[2]	Not Applicable	Not Applicable	$894	$911	$907	$979	$894	$907	$897	$786	$911	$919
MFS West Virginia Municipal Bond Fund[2]	Not Applicable	Not Applicable	$444	$451	$449	$480	$444	$449	$445	$390	$451	$454
Retirement Benefits Accrued as Part of Fund Expense[2]	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Total Trustee Compensation Paid by Fund and Fund Complex[3]	Not Applicable	Not Applicable	$332,382	$343,382	$342,382	$397,382	$332,382	$342,382	$333,382	$333,382	$343,382	$349,632

1Ms. Roepke became a Trustee of the Fund on May 06, 2014.

2For the fiscal year ended March 31, 2015.

3For the calendar year 2015 for 133 funds that paid Trustee compensation.

Committees

As of March 1, 2016, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
AUDIT COMMITTEE	11

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.

			Buller*, Butler*, Kavanaugh*, Roepke*, and Uek*

COMPLIANCE COMMITTEE	6

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.

			Buller*, Butler*, Hegarty*, Kavanaugh*, and Roepke*

CONTRACTS REVIEW COMMITTEE	5

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

			All Independent Trustees of the Board (Buller, Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Roepke, Thomsen, and Uek)

NOMINATION AND COMPENSATION COMMITTEE	2

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.

			All Independent Trustees of the Board (Buller, Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Roepke, Thomsen, and Uek)

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			All Independent Trustees of the Board (Buller, Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Roepke, Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
PRICING COMMITTEE	6

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available, and the Committee approves and/or ratifies these fair values. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act. The Committee also reviews and evaluates the contractual arrangements of service providers relating to the pricing and valuation of the Fund’s portfolio securities and other assets.

			Goldfarb*, Gutow*, Thomsen*, and Uek*

SERVICES CONTRACTS COMMITTEE	5

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, sub-transfer agency, administrative services, and custody, and makes recommendations to the full Board of Trustees on these matters.

			Goldfarb*, Gutow*, Hegarty*, and Thomsen*

1                   For the fiscal year ended March 31, 2015.

*                 Independent Trustees.  Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board.

APPENDIX C - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of February 14, 2016, the Trustees and Officers of the Trust as a group owned less than 1% of any class of the Fund’s shares. The Board has adopted a policy requiring that each Independent Trustee shall have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in the MFS Funds, as of December 31, 2015.

The following dollar ranges apply:

N.  None

A.  $1 – $10,000

B.  $10,001 – $50,000

C.  $50,001 – $100,000

D.  Over $100,000

Name and Position	Dollar Range of Equity Securities in MFS Alabama Municipal Bond Fund	Dollar Range of Equity Securities in MFS Arkansas Municipal Bond Fund	Dollar Range of Equity Securities in MFS California Municipal Bond Fund	Dollar Range of Equity Securities in MFS Georgia Municipal Bond Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Robin A. Stelmach	N	N	N	N

Independent Trustees
Steven E. Buller	N	N	N	N
Robert E. Butler	N	N	N	N
Maureen R. Goldfarb	N	N	N	N
David H. Gunning	N	N	N	N
William R. Gutow	N	N	N	N
Michael Hegarty	N	N	N	N
John P. Kavanaugh	N	N	N	N
Maryanne L. Roepke	N	N	N	N
Laurie J. Thomsen	N	N	N	N
Robert W. Uek	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Maryland Municipal Bond Fund	Dollar Range of Equity Securities in MFS Massachusetts Municipal Bond Fund	Dollar Range of Equity Securities in MFS Mississippi Municipal Bond Fund	Dollar Range of Equity Securities in MFS Municipal Income Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Robin A. Stelmach	N	C	N	N

Independent Trustees
Steven E. Buller	N	N	N	N
Robert E. Butler	N	N	N	N
Maureen R. Goldfarb	N	N	N	N
David H. Gunning	N	N	N	N
William R. Gutow	N	N	N	N
Michael Hegarty	N	N	N	N
John P. Kavanaugh	N	B	N	N
Maryanne L. Roepke	N	N	N	N
Laurie J. Thomsen	N	N	N	N
Robert W. Uek	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS New York Municipal Bond Fund	Dollar Range of Equity Securities in MFS North Carolina Municipal Bond Fund	Dollar Range of Equity Securities in MFS Pennsylvania Municipal Bond Fund	Dollar Range of Equity Securities in MFS South Carolina Municipal Bond Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Robin A. Stelmach	N	N	N	N

Independent Trustees
Steven E. Buller	N	N	N	N
Robert E. Butler	N	N	N	N
Maureen R. Goldfarb	N	N	N	N
David H. Gunning	N	N	N	N
William R. Gutow	N	N	N	N
Michael Hegarty	N	N	N	N
John P. Kavanaugh	N	N	N	N
Maryanne L. Roepke	N	N	N	N
Laurie J. Thomsen	N	N	N	N
Robert W. Uek	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Tennessee Municipal Bond Fund	Dollar Range of Equity Securities in MFS Virginia Municipal Bond Fund	Dollar Range of Equity Securities in MFS West Virginia Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	N	N	D
Robert A. Stelmach	N	N	N	D

Independent Trustees
Steven E. Buller	N	N	N	D
Robert E. Butler	N	N	N	D
Maureen R. Goldfarb	N	N	N	D
David H. Gunning	N	N	N	D
William R. Gutow	N	N	N	D
Michael Hegarty	N	N	N	D
John P. Kavanaugh	N	N	N	D
Maryanne L. Roepke	N	N	N	D
Laurie J. Thomsen	N	N	N	D
Robert W. Uek	N	N	N	D

25% or Greater Ownership of the Fund

The following table identifies those investors who own 25% or more of the Fund’s voting shares as of February 14, 2016. Shareholders who own 25% or more of the Fund’s shares may have a significant impact on any shareholder vote of the Fund.

Fund	Name and Address of Investor	Percentage Ownership
MFS Alabama Municipal Bond Fund	Not Applicable	Not Applicable

MFS Arkansas Municipal Bond Fund	Not Applicable	Not Applicable

MFS California Municipal Bond Fund	Not Applicable	Not Applicable

MFS Georgia Municipal Bond Fund	Not Applicable	Not Applicable

MFS Maryland Municipal Bond Fund	Not Applicable	Not Applicable

Fund	Name and Address of Investor	Percentage Ownership
MFS Massachusetts Municipal Bond Fund	Not Applicable	Not Applicable

MFS Mississippi Municipal Bond Fund	Not Applicable	Not Applicable

MFS Municipal Income Fund[1]	Not Applicable	Not Applicable

MFS New York Municipal Bond Fund	Not Applicable	Not Applicable

MFS North Carolina Municipal Bond Fund	Not Applicable	Not Applicable

MFS Pennsylvania Municipal Bond Fund	Not Applicable	Not Applicable

MFS South Carolina Municipal Bond Fund	Not Applicable	Not Applicable

MFS Tennessee Municipal Bond Fund	Not Applicable	Not Applicable

MFS Virginia Municipal Bond Fund	Not Applicable	Not Applicable

MFS West Virginia Municipal Bond Fund	Not Applicable	Not Applicable

1Information is as of June 30, 2015.

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by a Fund to own beneficially 5% or more of any class of a Fund’s outstanding shares as of February 14, 2016.

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
MFS ALABAMA MUNICIPAL BOND FUND
CLASS A	14.41	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	11.92	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	10.71	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	8.36	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	8.21	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.72	UBS WM USA	1000 HARBOR BLVD FL 5	WEEHAWKEN NJ 07086-6761
	5.38	STIFEL NICOLAUS & CO INC	501 N BROADWAY	SAINT LOUIS MO 63102-2137
	5.29	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	5.03	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
MFS ALABAMA MUNICIPAL BOND FUND
CLASS B	21.90	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	18.89	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	18.40	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	13.72	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	10.77	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	8.41	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
MFS ARKANSAS MUNICIPAL BOND FUND
CLASS A	28.43	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	13.28	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	10.51	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.62	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	7.29	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
	6.28	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	6.18	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	5.25	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
MFS ARKANSAS MUNICIPAL BOND FUND
CLASS B	45.13	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	28.68	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	7.76	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
MFS CALIFORNIA MUNICIPAL BOND FUND
CLASS A	15.28	UBS WM USA	1000 HARBOR BLVD FL 5	WEEHAWKEN NJ 07086-6761
	13.44	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	11.96	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	8.94	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	7.95	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	6.80	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	5.81	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
	5.06	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
MFS CALIFORNIA MUNICIPAL BOND FUND
CLASS B	16.90	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	16.38	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	13.51	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	8.63	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	8.55	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	8.53	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	8.01	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
MFS CALIFORNIA MUNICIPAL BOND FUND
CLASS C	21.89	UBS WM USA	1000 HARBOR BLVD FL 5	WEEHAWKEN NJ 07086-6761

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
	17.27	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	14.53	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	13.55	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.58	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.36	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
MFS GEORGIA MUNICIPAL BOND FUND
CLASS A	36.83	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	9.70	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	9.02	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.03	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	5.49	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
MFS GEORGIA MUNICIPAL BOND FUND
CLASS B	30.70	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	27.15	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	9.56	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	8.53	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.31	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
MFS MARYLAND MUNICIPAL BOND FUND
CLASS A	10.22	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	10.05	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	9.81	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	6.97	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	6.45	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
MFS MARYLAND MUNICIPAL BOND FUND
CLASS B	20.69	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	14.96	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.02	RONALD L HARSHMAN & LILLIAN J HARSHMAN	11907 SUN VALLEY DR	HAGERSTOWN MD 21742-4378
MFS MASSACHUSETTS MUNICIPAL BOND FUND
CLASS A	29.00	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	8.46	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.01	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	6.01	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	5.90	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
MFS MASSACHUSETTS MUNICIPAL BOND FUND
CLASS B	21.45	RBC CAPITAL MARKETS LLC	510 MARQUETTE AVE S	MINNEAPOLIS MN 55402-1110
	15.97	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	9.26	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	8.74	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	8.51	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.21	STIFEL NICOLAUS & CO INC	501 N BROADWAY	SAINT LOUIS MO 63102-2137
MFS MISSISSIPPI MUNICIPAL BOND FUND
CLASS A	30.38	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
	10.37	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	7.90	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	7.35	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	6.03	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.99	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	5.92	UBS WM USA	1000 HARBOR BLVD FL 5	WEEHAWKEN NJ 07086-6761
	5.36	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
MFS MISSISSIPPI MUNICIPAL BOND FUND
CLASS B	28.21	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	20.28	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	15.02	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	13.89	RBC CAPITAL MARKETS LLC	510 MARQUETTE AVE S	MINNEAPOLIS MN 55402-1110
	12.82	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
MFS NEW YORK MUNICIPAL BOND FUND
CLASS A	24.73	MAC & CO	PO BOX 3198	PITTSBURGH PA 15230-3198
	11.35	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.45	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.37	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	7.34	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	6.10	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
MFS NEW YORK MUNICIPAL BOND FUND
CLASS B	19.27	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	12.29	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	7.60	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
MFS NEW YORK MUNICIPAL BOND FUND
CLASS C	14.46	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	14.23	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	12.39	UBS WM USA	1000 HARBOR BLVD FL 5	WEEHAWKEN NJ 07086-6761
	11.94	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	7.74	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	6.55	J P MORGAN CLEARING CORP	3 CHASE METROTECH CENTER 3RD FLOOR	BROOKLYN NY 11245-0001
	6.23	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	6.13	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
MFS NORTH CAROLINA MUNICIPAL BOND FUND
CLASS A	19.70	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	17.21	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	8.52	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	7.14	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.57	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	6.52	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
MFS NORTH CAROLINA MUNICIPAL BOND FUND
CLASS B	28.72	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	22.65	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	10.50	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.14	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	5.61	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
MFS NORTH CAROLINA MUNICIPAL BOND FUND
CLASS C	26.21	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	12.62	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	11.43	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	10.51	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	9.74	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	9.66	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
MFS PENNSYLVANIA MUNICIPAL BOND FUND
CLASS A	15.34	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	11.28	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	10.70	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	9.35	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	7.41	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	5.20	FNB NOMINEE CO	C/O FIRST COMMONWEALTH TRUST COMPANY 614 PHILADELPHIA ST	INDIANA PA 15701-3904

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
MFS PENNSYLVANIA MUNICIPAL BOND FUND
CLASS B	27.56	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	9.53	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	7.69	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	7.64	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	7.12	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	6.69	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
CLASS A	33.83	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	13.94	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	11.48	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	5.43	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
CLASS B	53.44	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	15.42	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	9.49	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	6.99	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	5.36	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
MFS TENNESSEE MUNICIPAL BOND FUND
CLASS A	21.24	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	12.07	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	9.42	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	7.65	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	7.28	UBS WM USA	1000 HARBOR BLVD FL 5	WEEHAWKEN NJ 07086-6761
	6.55	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	6.41	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	5.83	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
MFS TENNESSEE MUNICIPAL BOND FUND
CLASS B	30.69	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	10.05	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	9.67	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
	9.64	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	8.78	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	7.76	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.03	STIFEL NICOLAUS & CO INC	501 N BROADWAY	SAINT LOUIS MO 63102-2137
MFS VIRGINIA MUNICIPAL BOND FUND
CLASS A	19.06	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	9.89	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	8.64	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	7.73	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.15	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	6.58	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
	6.51	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	5.64	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
MFS VIRGINIA MUNICIPAL BOND FUND
CLAS B	39.46	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	19.96	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	5.74	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
MFS VIRGINIA MUNICIPAL BOND FUND
CLASS C	26.10	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	12.66	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	10.09	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	9.44	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	6.00	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	5.33	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	5.10	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
MFS WEST VIRGINIA MUNICIPAL BOND FUND
CLASS A	29.06	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	17.23	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	9.67	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	8.02	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
	7.01	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	5.38	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
MFS WEST VIRGINIA MUNICIPAL BOND FUND
CLASS B	28.66	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	17.41	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	11.10	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	9.71	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
	9.17	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	6.72	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
	6.56	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares as of June 30, 2015.

NAME AND ADDRESS OF INVESTOR	PERCENTAGE OWNERSHIP

MFS MUNICIPAL INCOME FUND

MFS HERITAGE TRUST CO TRUSTEE	16.42% OF CLASS B1 SHARES
111 HUNTINGTON AVE
BOSTON, MA 02199

EDWARD D JONES & CO	37.58% OF CLASS A SHARES
12555 MANCHESTER RD	5.49% OF CLASS A1 SHARES
SAINT LOUIS, MO 63131-3729	28.23% OF CLASS B SHARES
13.92% OF CLASS C SHARES
75.39% OF CLASS I SHARES

AMERICAN ENTERPRISE INVESTMENT	12.05% OF CLASS A SHARES
707 2ND AVE S	7.74% OF CLASS C SHARES
MINNEAPOLIS, MN 55402-2405

FIRST CLEARING LLC	6.03% OF CLASS A SHARES
2801 MARKET ST.	9.36% OF CLASS A1 SHARES
SAINT LOUIS, MO 63103-2523	13.56% OF CLASS B SHARES
8.75% OF CLASS C SHARES

PERSHING LLC	5.17% OF CLASS A SHARES
1 PERSHING PLAZA	5.60% OF CLASS A1 SHARES
JERSEY CITY, NJ 07399-0002	10.10% OF CLASS B SHARES
7.46% OF CLASS B1 SHARES
11.20% OF CLASS C SHARES

NATIONAL FINANCIAL SERVICES LLC	5.37% OF CLASS A SHARES
499 WASHINGTON BLVD.	5.73% OF CLASS A1 SHARES
JERSEY CITY, NJ 07310-2010	9.09% OF CLASS B SHARES

LPL FINANCIAL	7.93% OF CLASS B1 SHARES
9785 TOWNE CENTRE DR	5.60% OF CLASS C SHARES
SAN DIEGO, CA 92121-1968

MORGAN STANLEY SMITH BARNEY	6.01% OF CLASS A1 SHARES
HARBORSIDE FINANCIAL CENTER PLAZA, 23RD FLOOR	6.32% OF CLASS C SHARES
JERSEY CITY, NJ 07311

MERRILL LYNCH PIERCE FENNER & SMITH INC	7.18% OF CLASS B SHARES
4800 DEER LAKE DR E	10.67% OF CLASS B1 SHARES
JACKSONVILLE, FL 32246-6484	10.29% OF CLASS C SHARES
8.49% OF CLASS I SHARES

RONALD M. O’DORNE & MARY L. D’DORNE	16.14% OF CLASS B1 SHARES
46041 RD. 415
COARSEGOLD, CA 93614-8620

RAYMOND JAMES	6.91% OF CLASS C SHARES
880 CARILLON PKWY
ST PETERSBURG, FL 33716-1102

APPENDIX D - PORTFOLIO MANAGER(S)

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2015, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2015, the following benchmarks were used to measure the following portfolio managers’ performance for the following Funds:

Fund	Portfolio Manager	Benchmark(s)
MFS Alabama Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper Other States Municipal Funds

MFS Arkansas Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper Other States Municipal Funds

MFS California Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper California Municipal Funds

MFS Georgia Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper Other States Municipal Funds

MFS Maryland Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper Maryland Municipal Funds

MFS Massachusetts Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper Massachusetts Municipal Funds

MFS Mississippi Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper Other States Municipal Funds

MFS Municipal Income Fund	Geoffrey L. Schechter	Barclays Municipal Bond Index Lipper General Municipal Funds
	Jason Kosty	Barclays Municipal Bond Index

MFS New York Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper New York Municipal Funds

MFS North Carolina Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper Other States Municipal Funds

MFS Pennsylvania Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper Pennsylvania Municipal Funds

MFS South Carolina Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper Other States Municipal Funds

MFS Tennessee Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper Other States Municipal Funds

MFS Virginia Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper Virginia Municipal Funds

Fund	Portfolio Manager	Benchmark(s)
MFS West Virginia Municipal Bond Fund	Michael L. Dawson	Barclays Municipal Bond Index Lipper Other States Municipal Funds

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended March 31, 2015. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Alabama Municipal Bond Fund	Michael L. Dawson	N

MFS Arkansas Municipal Bond Fund	Michael L. Dawson	N

MFS California Municipal Bond Fund	Michael L. Dawson	N

MFS Georgia Municipal Bond Fund	Michael L. Dawson	N

MFS Maryland Municipal Bond Fund	Michael L. Dawson	N

MFS Massachusetts Municipal Bond Fund	Michael L. Dawson	D

MFS Mississippi Municipal Bond Fund	Michael L. Dawson	N

MFS Municipal Income Fund	Geoffrey L. Schechter	D
	Jason R. Kosty[1]	N

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS New York Municipal Bond Fund	Michael L. Dawson	N

MFS North Carolina Municipal Bond Fund	Michael L. Dawson	N

MFS Pennsylvania Municipal Bond Fund	Michael L. Dawson	N

MFS South Carolina Municipal Bond Fund	Michael L. Dawson	N

MFS Tennessee Municipal Bond Fund	Michael L. Dawson	N

MFS Virginia Municipal Bond Fund	Michael L. Dawson	N

MFS West Virginia Municipal Bond Fund	Michael L. Dawson	N

1Mr. Kosty became a Portfolio Manager of MFS Municipal Income Fund on July 29, 2015.  Information is as of August 31, 2015.

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate.  The number and assets of these accounts were as follows as of the fiscal year ended March 31, 2015:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

MFS Alabama Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Arkansas Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS California Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Georgia Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Maryland Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Massachusetts Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Mississippi Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

MFS Municipal Income Fund	Geoffrey Schechter	Registered Investment Companies[1]	12	$14.1 billion
		Other Pooled Investment Vehicles	2	$516.5 million
		Other Accounts	0	Not Applicable
	Jason Kotsy[2] (Became a Portfolio Manager of the Fund on July 29, 2015)	Registered Investment Companies[1]	2	$3.8 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS New York Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS North Carolina Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Pennsylvania Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS South Carolina Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Tennessee Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS Virginia Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

MFS West Virginia Municipal Bond Fund	Michael Dawson	Registered Investment Companies[1]	16	$2.6 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	0	Not Applicable

1   Includes the Fund.

2 Account information is as of August 31, 2015.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed.  The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

APPENDIX E - PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2016

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.            Voting Guidelines;

B.            Administrative Procedures;

C             Records Retention; and

D.                                    Reports.

A.    VOTING GUIDELINES

1.             General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings.  However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account.  From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.     MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors.  While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.  In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from  shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives;  or (5) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis.  In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders.  As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.  However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.  MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives.  However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives.  Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees.  MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds.  MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders.  These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter.  MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met:  (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).  MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure.  MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock.  Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan.  In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.  Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting.  In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company.  Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company.  MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor.  MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders.  For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis.  As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.  MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments.  However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders.  Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues.  Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation.  MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law.   Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”).  Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company.  While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.  Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent).  Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.  For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.  Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.            ADMINISTRATIVE PROCEDURES

1.              MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.              Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.              Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.               Considers special proxy issues as they may arise from time to time.

2.              Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.              Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.              If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

1  For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

c.               If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.              For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.              Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.             Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote.  In certain types of votes (e.g. mergers and acquisitions, proxy contests, capitalization matters, potentially excessive executive compensation issues, or certain shareholder proposals)a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2  However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.             Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.                                      Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.             Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with representatives of the MFS

2  From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.            RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.            REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX F - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, program management services (if applicable), transfer agency-related services, and the amount of Shareholder Servicing Payments paid by MFSC to service providers, over the specified periods is set forth below.  Amount paid by the Fund for transfer-agency related services includes reimbursements for expenses incurred by MFSC on behalf of the Fund.

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount of Shareholder Servicing Payments Paid by MFSC to Service Providers	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services

MFS Alabama Municipal Bond Fund	March 31, 2015	$238,709	$2,766	$63,254	$56,712	$18,090	Not Applicable
	March 31, 2014	$268,790	$750	$35,181	$27,095	$18,738	Not Applicable
	March 31, 2013	$322,013	$0	$37,513	$23,565	$20,368	Not Applicable

MFS Arkansas Municipal Bond Fund	March 31, 2015	$806,848	$9,364	$200,289	$185,882	$36,687	Not Applicable
	March 31, 2014	$930,195	$2,607	$149,777	$126,371	$36,376	Not Applicable
	March 31, 2013	$1,059,280	$0	$126,846	$87,988	$42,436	Not Applicable

MFS California Municipal Bond Fund	March 31, 2015	$1,237,966	$14,332	$280,443	$245,277	$50,972	Not Applicable
	March 31, 2014	$1,281,240	$3,623	$227,465	$185,769	$45,715	Not Applicable
	March 31, 2013	$1,454,630	$0	$199,204	$138,737	$54,298	Not Applicable

MFS Georgia Municipal Bond Fund	March 31, 2015	$270,952	$3,144	$64,967	$57,273	$19,153	Not Applicable
	March 31, 2014	$322,536	$911	$46,507	$37,684	$20,169	Not Applicable
	March 31, 2013	$350,462	$0	$43,685	$29,346	$21,196	Not Applicable

MFS Maryland Municipal Bond Fund	March 31, 2015	$410,469	$4,771	$108,147	$86,370	$23,707	Not Applicable
	March 31, 2014	$460,757	$1,306	$66,000	$43,692	$23,847	Not Applicable
	March 31, 2013	$509,216	$0	$66,283	$33,606	$25,973	Not Applicable

MFS Massachusetts Municipal Bond Fund	March 31, 2015	$1,065,561	$12,375	$303,561	$266,256	$45,188	Not Applicable
	March 31, 2014	$1,172,729	$3,304	$129,003	$88,176	$42,832	Not Applicable
	March 31, 2013	$1,356,565	$0	$148,273	$78,869	$51,367	Not Applicable

MFS Mississippi Municipal Bond Fund	March 31, 2015	$392,518	$4,554	$86,871	$77,032	$23,133	Not Applicable
	March 31, 2014	$442,738	$1,238	$58,458	$45,057	$23,377	Not Applicable
	March 31, 2013	$533,146	$0	$56,379	$35,037	$26,698	Not Applicable

MFS Municipal Income Fund	March 31, 2015	$8,240,284	$396,296	$2,195,043	$1,862,593	$325,927	Not Applicable
	March 31, 2014	$7,982,100	$273,638	$1,439,458	$1,076,770	$258,340	Not Applicable
	March 31, 2013	$8,300,539	$290,466	$1,364,095	$823,932	$299,686	Not Applicable

MFS New York Municipal Bond Fund	March 31, 2015	$855,028	$9,903	$164,608	$133,045	$38,334	Not Applicable
	March 31, 2014	$906,308	$2,565	$124,939	$87,525	$35,724	Not Applicable
	March 31, 2013	$1,028,539	$0	$124,507	$71,844	$41,533	Not Applicable

F - 1

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount of Shareholder Servicing Payments Paid by MFSC to Service Providers	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services
MFS North Carolina Municipal Bond Fund	March 31, 2015	$1,530,792	$17,759	$410,578	$369,885	$60,454	Not Applicable
	March 31, 2014	$1,772,033	$4,893	$298,447	$242,902	$58,863	Not Applicable
	March 31, 2013	$2,098,225	$0	$235,842	$146,838	$73,555	Not Applicable

MFS Pennsylvania Municipal Bond Fund	March 31, 2015	$526,424	$6,107	$135,775	$109,160	$27,507	Not Applicable
	March 31, 2014	$613,926	$1,703	$88,636	$54,184	$27,950	Not Applicable
	March 31, 2013	$692,391	$0	$96,024	$47,534	$31,432	Not Applicable

MFS South Carolina Municipal Bond Fund	March 31, 2015	$774,506	$8,977	$190,374	$170,820	$35,670	Not Applicable
	March 31, 2014	$868,791	$2,432	$134,986	$109,697	$34,739	Not Applicable
	March 31, 2013	$978,039	$0	$111,289	$71,908	$39,983	Not Applicable

MFS Tennessee Municipal Bond Fund	March 31, 2015	$477,099	$5,538	$114,889	$103,933	$25,888	Not Applicable
	March 31, 2014	$527,396	$1,475	$78,650	$63,291	$25,632	Not Applicable
	March 31, 2013	$578,087	$0	$66,041	$42,635	$28,005	Not Applicable

MFS Virginia Municipal Bond Fund	March 31, 2015	$1,289,756	$14,978	$342,649	$300,679	$52,532	Not Applicable
	March 31, 2014	$1,431,241	$4,030	$240,169	$189,737	$49,729	Not Applicable
	March 31, 2013	$1,650,578	$0	$193,032	$118,642	$60,159	Not Applicable

MFS West Virginia Municipal Bond Fund	March 31, 2015	$545,938	$6,334	$156,877	$142,885	$28,173	Not Applicable
	March 31, 2014	$618,322	$1,763	$99,609	$81,492	$28,046	Not Applicable
	March 31, 2013	$680,709	$0	$61,408	$33,197	$31,103	Not Applicable

F - 2

APPENDIX G - SALES CHARGES

The following sales charges were paid during the specified periods:

		Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares

MFS Alabama Municipal Bond Fund	March 31, 2015	$91,647	$11,865	$79,782	$114	$3,986	Not Applicable
	March 31, 2014	$61,766	$10,990	$50,776	$0	$7,181	Not Applicable
	March 31, 2013	$149,173	$26,427	$122,746	$0	$886	Not Applicable

MFS Arkansas Municipal Bond Fund	March 31, 2015	$273,474	$42,632	$230,842	$7,299	$11,271	Not Applicable
	March 31, 2014	$308,347	$54,931	$253,416	$5,802	$16,625	Not Applicable
	March 31, 2013	$1,101,619	$197,474	$904,145	$12,589	$8,961	Not Applicable

MFS California Municipal Bond Fund	March 31, 2015	$325,915	$48,593	$277,322	$3,786	$2,645	$2,769
	March 31, 2014	$231,808	$40,899	$190,909	$7,339	$14,610	$2,871
	March 31, 2013	$469,728	$84,746	$384,982	$3,067	$8,375	$3,932

MFS Georgia Municipal Bond Fund	March 31, 2015	$151,518	$18,135	$133,383	$0	$3,028	Not Applicable
	March 31, 2014	$165,783	$30,316	$135,467	$18,088	$5,228	Not Applicable
	March 31, 2013	$470,292	$82,339	$387,953	$0	$2,010	Not Applicable

MFS Maryland Municipal Bond Fund	March 31, 2015	$70,195	$10,613	$59,582	$2,156	$442	Not Applicable
	March 31, 2014	$91,843	$17,007	$74,836	$0	$9,798	Not Applicable
	March 31, 2013	$261,351	$48,073	$213,278	$0	$2,050	Not Applicable

MFS Massachusetts Municipal Bond Fund	March 31, 2015	$179,846	$26,490	$153,356	$0	$7,318	Not Applicable
	March 31, 2014	$152,761	$27,560	$125,201	$2,736	$5,879	Not Applicable
	March 31, 2013	$472,762	$84,567	$388,195	$358	$5,575	Not Applicable

MFS Mississippi Municipal Bond Fund	March 31, 2015	$115,587	$17,150	$98,437	$0	$4,774	Not Applicable
	March 31, 2014	$133,222	$23,876	$109,346	$514	$2,130	Not Applicable
	March 31, 2013	$334,913	$58,426	$276,487	$5,939	$1,727	Not Applicable

MFS Municipal Income Fund	March 31, 2015	$2,518,101	$366,043	$2,152,058	$9,813	$42,055	$10,991
	March 31, 2014	$1,947,834	$353,601	$1,594,233	$91,207	$79,375	$58,384
	March 31, 2013	$6,203,728	$1,121,090	$5,082,638	$30,254	$46,302	$40,718

MFS New York Municipal Bond Fund	March 31, 2015	$183,048	$28,823	$154,225	$299	$7,019	$2,597
	March 31, 2014	$150,417	$27,519	$122,898	$43	$16,094	$7,447
	March 31, 2013	$356,477	$64,898	$291,579	$14,229	$5,033	$2,828

MFS North Carolina Municipal Bond Fund	March 31, 2015	$310,077	$46,728	$263,349	$470	$3,301	$809
	March 31, 2014	$246,856	$44,845	$202,011	$5,324	$17,074	$13,510
	March 31, 2013	$842,096	$150,876	$691,220	$2,809	$10,188	$7,708

G - 1

		Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares

MFS Pennsylvania Municipal Bond Fund	March 31, 2015	$156,819	$24,287	$132,532	$2,798	$9,523	Not Applicable
	March 31, 2014	$144,637	$26,166	$118,471	$801	$27,617	Not Applicable
	March 31, 2013	$604,320	$108,361	$495,959	$44	$8,248	Not Applicable

MFS South Carolina Municipal Bond Fund	March 31, 2015	$357,719	$47,332	$310,387	$218	$7,379	Not Applicable
	March 31, 2014	$295,813	$52,747	$243,066	$3,591	$12,918	Not Applicable
	March 31, 2013	$1,227,465	$218,850	$1,008,615	$17,043	$9,528	Not Applicable

MFS Tennessee Municipal Bond Fund	March 31, 2015	$131,945	$18,540	$113,405	$6	$1,025	Not Applicable
	March 31, 2014	$159,651	$28,912	$130,739	$0	$2,265	Not Applicable
	March 31, 2013	$440,862	$78,762	$362,100	$0	$1,170	Not Applicable

MFS Virginia Municipal Bond Fund	March 31, 2015	$214,662	$32,097	$182,565	$0	$2,202	$1,439
	March 31, 2014	$199,434	$35,559	$163,875	$54,244	$7,124	$6,640
	March 31, 2013	$450,853	$80,847	$370,006	$500	$2,272	$3,942

MFS West Virginia Municipal Bond Fund	March 31, 2015	$215,972	$31,043	$184,929	$1,407	$1,958	Not Applicable
	March 31, 2014	$78,718	$13,607	$65,111	$139	$4,175	Not Applicable
	March 31, 2013	$405,733	$72,684	$333,049	$0	$1,289	Not Applicable

		Class A1 Initial Sales Charges:			CDSC Paid to MFD On:
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A1 Shares	Class B1 Shares

MFS Municipal Income Fund	March 31, 2015	$114,158	$17,148	$97,010	$0	$661
	March 31, 2014	$83,044	$14,419	$68,625	$0	$885
	March 31, 2013	$225,769	$40,023	$185,746	$0	$1,791

G - 2

APPENDIX H - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS Funds’ share classes.  Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by that Fund.  In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption.  The Fund, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.  If you exchange your shares out of MFS U.S. Government Money Market Fund into Class A shares of any other MFS Fund, or if you exchange your shares out of MFS U.S. Government Cash Reserve Fund into Class A shares or Class 529A shares of any other MFS Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if: the shares exchanged from either MFS Fund were acquired by an exchange from any other MFS Fund; the shares exchanged from either MFS Fund were acquired by automatic investment of distributions from any other MFS Fund; or the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS Fund into which the exchange is being made.

For purchases of Class A or Class C shares pursuant to the Reinstatement Privilege described in the Prospectus, any CDSC paid upon redemption of Class A shares or Class C shares will be credited to your account, and your new Class A or Class C shares will be subject to a CDSC according to the CDSC schedule applicable to your original shares.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same Fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

The CDSC may be waived from time to time pursuant to Conduct Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”).

As used in this Appendix, the term “ESP” refers to employer sponsored plans; the term “SRO” refers to salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” refers to traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

GENERAL WAIVERS

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Distribution Reinvestment
• Shares acquired through dividend or capital gain reinvestment.	√	√	√	√
• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund in the Funds pursuant to the Distribution Investment Program.	√	√	√	√
B. Affiliates of Funds/Certain Financial Advisers
• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	√	√	√	√
• Shares acquired by trustees and former trustees of any investment company for which MFD serves as distributor.	√	√	√	√
• Shares acquired by employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund.	√	√	√	√

• Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the Fund which issued the shares.

	√	√	√	√

• Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21. For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the Fund which issued the shares.

	√	√	√	√

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	√	√	√	√
C. Involuntary Redemptions
• Shares redeemed at a Fund’s direction due to the small size of a shareholder’s account.		√	√	√
D. Bank Trust Departments and Law Firms

• Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	√	√
E. Investment of Proceeds From Certain Redemptions of Class I Shares

• The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any MFS Fund through the immediate reinvestment of the proceeds of a redemption of Class I shares of any MFS Fund.

	√	√
F. Systematic Withdrawals

• Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 4, 2016, with respect to Class A and Class 529A shares, January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).

		√	√	√
G. Death of Owner

• Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		√	√	√
H. Disability of Owner

• Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		√	√	√
I. Asset-based Fee Programs
• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	√	√
J. Insurance Company Separate Accounts
• Shares acquired by insurance company separate accounts.	√	√
K. No Commissions Paid
• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		√	√	√
L. Conversions
• In connection with a conversion from Class A shares to Class I shares of the same Fund.		√
• In connection with a conversion from Class I shares to Class A shares of the same Fund.	√
M. Exchanges
• The initial sales charge imposed on purchases of Class A is waived on shares purchased pursuant to an Automatic Exchange Plan as described in the Fund’s prospectus.	√
• The initial sales charge imposed on purchases of Class A is waived when shares are purchased by exchange from another MFS Fund as described in the Fund’s prospectus.	√
N. Reinstatement Privilege
• The initial sales charge imposed on purchases of Class A is waived when shares are purchased pursuant to the Reinstatement Privilege as described in the Fund’s prospectus.	√
O. Large Purchases
• The initial sales charge imposed on purchases of Class A is waived on Class A purchases of $1 million or more	√

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
(including pursuant to a Letter of Intent or Right of Accumulation) as described in the Fund’s prospectus.
P. Miscellaneous

• In connection with settlements reached between certain broker/dealers and the Financial Industry Regulatory Authority, SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the Fund will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the Fund and concurrently purchase Class A shares without paying an initial sales charge.

√

• The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	√		√	√

WAIVERS FOR RETIREMENT PLANS

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
A. General Waivers
• Employer Retirement Plans.	√	√
B. Benefit Responsive Waivers
• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		√	√	√
• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		√	√	√

• Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		√	√	√
• Loan from 401(a) or ESP Plan.		√	√	√
• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		√	√	√
• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		√	√	√
• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		√	√	√
• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		√	√	√

• Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70½ years old, but only with respect to the minimum distribution under Code rules.

		√	√	√

WAIVERS FOR 529 TUITION PROGRAMS

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans
• Shares acquired on behalf of a group, association or employer sponsored plan, if the Fund were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.	√	√	√

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

• The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	√	√	√
C. Administrative Service Arrangements

• Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

√
D. Qualified Higher Education Expenses

• Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		√	√
E. Scholarship
• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		√	√
F. Death of 529 Plan Beneficiary
• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		√	√
G. Transfers from Oppenheimer Funds 529 Plan

• Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

√

• Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

√

APPENDIX I - DISTRIBUTION PLAN PAYMENTS

The Fund has not adopted a Distribution Plan with respect to Class A1, Class I, Class R4, and Class R5 shares, as applicable. Amounts shown below do not reflect the rebate of a portion of each class’ service fee by MFD to each class. During the fiscal year ended March 31, 2015, the Fund accrued or paid the following expenses for Distribution Plan Payments:

		Amount of Distribution and/or Service Fees
			Accrued or Paid by MFD to Financial
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Intermediaries	Retained by MFD

MFS Alabama Municipal Bond Fund	Class A Shares	$131,841	$129,178	$2,663
	Class B Shares	$6,285	$1,360	$4,925

MFS Arkansas Municipal Bond Fund	Class A Shares	$173,309	$172,186	$1,123
	Class B Shares	$60,476	$6,764	$53,712

MFS California Municipal Bond Fund	Class A Shares	$243,353	$236,626	$6,727
	Class B Shares	$32,235	$3,412	$28,823
	Class C Shares	$298,784	$277,661	$21,123

MFS Georgia Municipal Bond Fund	Class A Shares	$147,386	$144,242	$3,144
	Class B Shares	$16,220	$3,870	$12,350

MFS Maryland Municipal Bond Fund	Class A Shares	$223,725	$219,241	$4,484
	Class B Shares	$22,571	$4,956	$17,615

MFS Massachusetts Municipal Bond Fund	Class A Shares	$586,064	$542,069	$43,995
	Class B Shares	$38,059	$8,409	$29,650

MFS Mississippi Municipal Bond Fund	Class A Shares	$85,942	$81,919	$4,023
	Class B Shares	$13,822	$0	$13,822

MFS Municipal Income Fund	Class A Shares	$1,879,913	$1,819,338	$60,575
	Class B Shares	$283,048	$64,951	$218,097
	Class C Shares	$1,635,427	$1,479,585	$155,842
	Class B1 Shares	$4,800	$0	$4,800

MFS New York Municipal Bond Fund	Class A Shares	$402,253	$393,711	$8,542
	Class B Shares	$55,789	$12,842	$42,947
	Class C Shares	$247,667	$224,142	$23,525

I - 1

		Amount of Distribution and/or Service Fees
			Accrued or Paid by MFD to Financial
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Intermediaries	Retained by MFD

MFS North Carolina Municipal Bond Fund	Class A Shares	$703,106	$688,266	$14,840
	Class B Shares	$48,624	$11,400	$37,224
	Class C Shares	$561,633	$521,536	$40,097

MFS Pennsylvania Municipal Bond Fund	Class A Shares	$111,083	$109,937	$1,146
	Class B Shares	$56,724	$6,221	$50,503

MFS South Carolina Municipal Bond Fund	Class A Shares	$420,855	$412,309	$8,546
	Class B Shares	$48,480	$11,652	$36,828

MFS Tennessee Municipal Bond Fund	Class A Shares	$261,787	$256,867	$4,920
	Class B Shares	$19,474	$4,396	$15,078

MFS Virginia Municipal Bond Fund	Class A Shares	$652,983	$637,125	$15,858
	Class B Shares	$20,864	$4,829	$16,035
	Class C Shares	$250,876	$226,270	$24,606

MFS West Virginia Municipal Bond Fund	Class A Shares	$302,091	$299,566	$2,525
	Class B Shares	$12,375	$2,999	$9,376

I - 2

APPENDIX J - FINANCIAL INTERMEDIARY COMPENSATION

This Appendix sets forth a description of the financial intermediary compensation for the Funds.  Financial intermediaries receive various forms of compensation in connection with the sale of shares of the Fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 (“Distribution Plan”) distribution and service payments received by MFD from the Fund, (ii) in the form of 529 administrative services payments and shareholder servicing payments (for sub-accounting and other shareholder services) paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the Fund, and (iii) in the form of payments paid from MFD’s own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

To the extent MFD’s payments to a financial intermediary are made from payments received by MFD from the Funds, payments from MFD’s own additional resources to such intermediary may be reduced. In addition, to the extent financial intermediaries receiving such payments purchase shares of the Fund on behalf of their clients, MFD benefits from increased management and other fees with respect to those assets.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. The compensation that financial intermediaries receive is negotiated with each financial intermediary and may vary by class of shares sold and among financial intermediaries. MFD does not make an independent assessment of the cost of selling the Fund and/or servicing the shareholder accounts. The payments received by a financial intermediary may exceed the cost to the financial intermediary of selling the Fund and/or servicing the shareholder accounts. The amount of compensation that MFD pays to a financial intermediary can be significant. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular Fund or share class or to recommend MFS Funds instead of other funds that do not pay such compensation or that pay lower amounts of compensation.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries (or their affiliates) that sell Fund shares may also act as brokers or dealers in connection with a Fund’s purchase or sale of portfolio securities. However, the Fund and MFS do not consider financial intermediaries’ sale of shares of the Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

Commissions and Distribution Plan Payments

Class A, Class A1, and Class 529A Shares – General Provisions

For purchases of Class A, Class A1, and Class 529A shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an up-front commission of up to the following amounts:

For Equity/Asset Allocation/Total Return Funds (currently for this purpose, Massachusetts Investors Growth Stock Fund, Massachusetts Investors Trust, MFS Aggressive Growth Allocation Fund, MFS Blended Research Core Equity Fund, MFS Commodity Strategy Fund, MFS Conservative Allocation Fund, MFS Core Equity Fund, MFS Global Alternative Strategy Fund, MFS Emerging Markets Equity Fund, MFS Equity Income Fund, MFS Equity Opportunities Fund, MFS Global Equity Fund, MFS Global Growth Fund, MFS Global Multi-Asset Fund, MFS Global New Discovery Fund, MFS Global Real Estate Fund, MFS Global Total Return Fund, MFS Growth Allocation Fund, MFS Growth Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International New Discovery Fund, MFS International Value Fund, MFS Lifetime Income Fund, MFS Lifetime 2015 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2045 Fund, MFS Lifetime 2050 Fund, MFS Lifetime 2055 Fund, MFS Low Volatility Equity Fund, MFS Low Volatility Global Equity Fund, MFS Managed Wealth Fund, MFS Mid Cap Growth Fund, MFS Mid Cap Value Fund, MFS Moderate Allocation Fund, MFS New Discovery Fund, MFS New Discovery Value Fund, MFS Research Fund, MFS Research International Fund, MFS Technology Fund, MFS Total Return Fund, MFS Utilities Fund, and MFS Value Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

For Bond Funds (currently for this purpose, MFS Absolute Return Fund, MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Corporate Bond Fund, MFS Diversified Income Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Debt Local Currency Fund, MFS Georgia Municipal Bond Fund, MFS Global Bond Fund, MFS Global High Yield Fund, MFS Government Securities Fund, MFS High Income Fund, MFS Inflation-Adjusted Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal High Income Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Strategic Income Fund, MFS Tennessee Municipal Bond Fund, MFS Total Return Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

For Short-Term Bond Funds (currently for this purpose, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	2.25%
$50,000 but less than $100,000	2.00%
$100,000 but less than $250,000	1.75%
$250,000 but less than $500,000	1.50%
$500,000 but less than $1,000,000	1.25%

The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class A1, and Class 529A shares of certain specified MFS Funds sold by financial intermediaries during a specified sales period. In addition, with respect to Class A and Class 529A shares (except MFS Municipal High Income Fund), financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class 529A-Specific Provisions

For purchases of Class 529A shares not subject to an initial sales charge, MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price

On the first $10,000,000 plus	1.00%
Over $10,000,000 to $50,000,000 plus	0.50%
Over $50,000,000	0.25%

For purchases of Class 529A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise, financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class A-Specific Provisions (except MFS Municipal High Income Fund)

For purchases of Class A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise (e.g. Employer Retirement Plan purchases), financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A shares by all other accounts not subject to an initial sales charge (except as provided below), MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price

On the first $10,000,000 plus	1.00%
Over $10,000,000 to $50,000,000 plus	0.50%
Over $50,000,000	0.25%

For purchases of Class A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class B, Class B1 and Class 529B Shares

For purchases of Class B, Class B1 and Class 529B shares, MFD will generally pay an up-front commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B, Class B1 and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B and Class B1 shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates, MFD will generally pay financial intermediaries no up-front commission, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee).

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an up-front commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee) commencing in the 13th month following purchase.

For purchases of Class C shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates or Prudential Investment Management Services LLC, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee).

Class R1, Class R2, and Class R3 Shares

For purchases of the following R share classes, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to the following rates annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

Class	Annual Rate
Class R1	1.00%
Class R2	0.50%
Class R3	0.25%

529 Administrative Services Fees and Shareholder Servicing Payments

Financial intermediaries may receive all or a portion of the following payments:  529 administrative services fees as described in “Management of the Fund – Program Managers”; and shareholder servicing payments as described in “Management of the Fund - Shareholder Servicing Agent.”

Other MFD Payments

Financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the Fund, to cooperate with MFD’s promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support.  MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, placement on the financial intermediary’s preferred or recommended list, access to the financial intermediary’s registered representatives, advisers or other client-facing personnel, the financial and contractual terms with the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary, and the quality of the overall relationship with the financial intermediary.

MFD may make marketing support and/or administrative services payments to financial intermediaries that sell Fund shares or provide services to MFD, the Fund or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary’s retail distribution channel or program, payments may be made on account of one or more of the following:  business planning assistance; educating financial intermediary personnel about the MFS Funds; placement on the financial intermediary’s preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; administrative and account maintenance services; participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

MFD may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $11 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Financial Intermediaries Receiving Such Payments from MFD’s Own Additional Resources

Set forth below is a list of the financial intermediaries to which MFD expects, as of December 31, 2015, to make the payments described above from its own additional resources with respect to the Funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since December 31, 2015, are not reflected. You should ask your financial intermediary if it receives such payments from MFD.

INTERMEDIARY FIRM NAME:	INTERMEDIARY FIRM NAME:
ADP Broker-Dealer, Inc.	Morgan Stanley
AIG Advisor Group	MSCS Financial Services LLC
American Airlines Inc	National Financial Services Corp
American United Life Insurance	Nationwide Investment Services Corp
Ameriprise Financial Services	New York Life Insurance & Annuity Co
Ascensus, Inc.	Northwestern Mutual Inv Svc LLC
AXA Equitable Financial Services, LLC	Paychex Securities Corporation
Benefit Trust Company	Pershing LLC
Charles Schwab & Co Inc.	PNC Financial Group
Citigroup Inc.	Princor Financial Services Corp
Columbia Management	Prudential Investment
Commonwealth Financial Network	Raymond James Financial, Inc.
CPI Qualified Plan Consultants	Reliance Trust Company
Edward Jones	Robert W. Baird & Co. Incorporated
Expert Plan, Inc.	Santander Securities LLC
First Command Financial Services, Inc.	State of Oregon
Great-West Life & Annuity	Sun Trust Bank
H D Vest Investment Securities	T Rowe Price
Hartford Life Company	The Charles Schwab Trust Company
Janney Montgomery Scott LLC	The Guardian Ins & Annuity Company
John Hancock Life Insurance	The Vanguard Group
JPMorgan Chase & Co	TIAA-CREF Financial Services
Lincoln Financial Group	Transamerica Advisors Life Insurance
LPL Financial Corporation	UBS Financial Services Inc
M&I Financial Advisors, Inc.	Valic Financial Advisors Inc
MassMutual Financial Group	Voya Financial
Mercer HR Services LLC	Wells Fargo & Company
Merrill, Lynch, Pierce, Fenner & Smith Incorporated	Wilmington Trust Company
Mid Atlantic Capital Group	Xerox Corporation

From time to time, MFD, from MFD’s own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal securities or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority. MFD makes payments for events, contests, or entertainment it deems appropriate, subject to MFD’s guidelines and applicable law. These payments may vary depending upon the nature of the event.

APPENDIX K - INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the Prospectus, the Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for the MFS Funds, certain matters described herein may not apply to the Fund. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the Fund’s Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below.

Asset-Backed Securities. Asset-backed securities are securities that represent interests in or payments from pools of assets such as mortgages, debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. The assets can be a pool of assets or a single asset (e.g., a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than asset-backed securities that represent an interest in a single asset.  Underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool of assets and its structure, the creditworthiness of the servicing agent for the pool of assets, the originator of the underlying assets, or the entities providing the credit enhancement. Asset-backed securities that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with asset-backed securities that do have a security interest in the underlying assets.

Some types of asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on these asset-backed securities is related to the rate of principal payments on the underlying pool of assets and related to the priority of payment of the security with respect to the pool of assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, these asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. When interest rates increase, these asset-backed securities may be repaid more slowly than expected. As a result, the maturity of the asset-backed security is extended, increasing the potential for loss.

Asset Segregation.  With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including short sales, futures, forward contracts, written options, swaps, and certain other derivatives, the purchase of securities on a when-issued, delayed delivery or forward commitment basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must segregate liquid assets or engage in other measures to cover open positions (collectively “cover”) with respect to such transactions.  Assets segregated to cover these types of transactions can decline in value and are not available to meet redemptions.

For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions in an amount equal to the Fund’s obligation under the contract (e.g., notional value).  With respect to forward foreign currency exchange contracts and futures contracts that are contractually required to cash-settle, the Fund may cover its open positions in an amount equal to the Fund’s daily marked-to-market obligation.  By covering only its daily marked-to-market obligation under cash-settled forward or futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to cover in an amount equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.

Below Investment Grade Quality Debt Instruments. Below investment grade quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments.  In addition, because yields vary over time, no specific level of income can ever be assured. These below investment grade quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these below investment grade quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these below investment grade quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these below investment grade quality debt instruments may be affected by the market’s perception of their credit quality.

Instruments in the lowest tier of investment grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

Borrowing. The Fund may borrow money from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so.  Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Commodity Pool Operator Regulation.  A notice has been filed with the National Futures Association (NFA) claiming an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder with respect to the Funds. As a result, MFS, as adviser to the Funds, is not currently subject to registration or regulation as a CPO with respect to the Funds. However, if in the future a Fund is no longer eligible for this exclusion, the notice claiming exclusion from the definition of a CPO would be withdrawn, and MFS, as adviser to such Fund, would be subject to regulation as a CPO with respect to such Fund.

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured securities, securities of other investment companies, grantor trusts, commodity-linked notes, and hybrid instruments whose values are related to commodities or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels, and international market, economic, industry, political, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time generally depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. In general, a convertible security performs more like a stock when the conversion value exceeds the value of the convertible security without the conversion feature and more like a debt instrument when its conversion value is less than the value of the convertible security without the conversion feature.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Counterparties and Third Parties:  Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction. In addition, fund assets held by a custodian or other third party are subject to the credit risk of the custodian or other third party, and to the custodian’s or third party’s ability or willingness to perform in accordance with the terms of the arrangement. If such a counterparty, custodian, or other third party becomes insolvent or declares bankruptcy, the fund may be limited in its ability to exercise rights to obtain the return of fund assets or in exercising other rights against the counterparty or third party. In addition, bankruptcy and liquidation proceedings take time to resolve, which can limit or preclude a fund’s ability to exercise its rights, including terminating an arrangement or transaction or obtaining fund assets in a timely manner. Counterparties and third parties located outside the United States may involve greater risk of loss or delay in the event of insolvency or bankruptcy.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated.  For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.

Cyber Security.  The Fund does not directly have any operational or security systems or infrastructure that are potentially subject to cyber security risks, but the Fund is exposed through its service providers (including MFS, MFD, the custodian, the auditor, MFSC, financial intermediaries, and sub-adviser (if applicable)), to cyber security risks. With the increased use of technologies, such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund’s service providers are susceptible to operational and information security risks that could result in losses to the Fund and its shareholders. Cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through system-wide “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or Web sites rendering them unavailable. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber security failures or breaches resulting from the Fund’s service providers or the issuers of securities in which the Fund invests may negatively impact the value of the Fund’s investments and cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, the inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future which could negatively impact the Fund and its shareholders. While MFS has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been adequately identified. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by service providers, or by issuers in which the Fund invests.

Debt Instruments. Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.  Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of changes in, market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally.  Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and may lead to periods of high volatility and reduced liquidity in the debt market.  Markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

See APPENDIX O for a description of ratings.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. Depositary receipts denominated in a currency other than the currency of the underlying securities subjects the investors to the currency risk of the depositary receipt and the underlying securities.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Investments in non-U.S. issuers through ADRs, EDRs, GDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers.  Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives. Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Derivatives often involve a counterparty to the transaction. Derivatives involving a counterparty are subject to the credit risk of the counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the derivative. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and regulation of derivatives in the U.S. and other countries, including asset segregation, margin, clearing, trading and reporting requirements, and leveraging and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund’s use of derivatives.

Emerging Market Countries. Investments in emerging market countries may be more volatile than investments in countries with more developed markets.  The risk of expropriation, confiscatory taxation, nationalization and social, political, and economic instability, greater government involvement in the economy, inflation or deflation, currency devaluations, currency exchange rate fluctuations, war, and terrorism may be greater in emerging market countries than countries in developed markets. The economies of emerging market countries may be based on only a few industries, may be vulnerable to changes in trade conditions, and may have large debt burdens and higher inflation rates.

A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Further, some securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current law.  Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries and may be subject to currency exchange control restrictions. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Generally accepted accounting, auditing, and financial reporting practices in emerging market countries may be significantly different from those countries in developed markets, and there may be less publicly available information about certain financial instruments.  Many emerging market countries have less government supervision, regulation, and enforcement of the securities markets and participants in those markets.

The securities markets of emerging market countries may have substantially less trading volume, resulting in a lack of liquidity and high price volatility. There may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries as well as a high concentration of investors and financial intermediaries.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed countries because brokers and counterparties in such countries may be less well-capitalized and custody and registration of assets in some countries may be unreliable.

Emerging market country debt will be subject to high risk and may not be rated for creditworthiness by any internationally recognized credit rating organization. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  If a government obligor defaults on its obligation, an investor may have limited resources and may not be able to enforce a judgment against a foreign government.

Certain trading structures or protocols in some emerging markets involve the risks described above to a greater degree than in developed markets or even in other emerging markets. For example, certain eligible Chinese securities listed and traded on the Shanghai Stock Exchange (“SSE”)  may be invested in through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program (“Stock Connect Securities”). Stock Connect is a securities trading and clearing program for the establishment of mutual market access between the Stock Exchange of Hong Kong (“SEHK”) and the SSE that commenced operations in November 2014.

Stock Connect is subject to regulations promulgated by regulatory authorities for both the SSE and the SEHK, and further regulations or restrictions, such as trading suspensions, may adversely affect Stock Connect and Stock Connect Securities. There is no guarantee that the systems required to operate Stock Connect will function properly or that both exchanges will continue to support Stock Connect in the future.

While Stock Connect is not subject to individual investment quotas, daily and aggregate purchase quotas apply to the aggregate volume on Stock Connect, which may restrict or preclude investment in Stock Connect Securities. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with the program’s rules, and therefore are subject to liquidity risk.  For example, when the SEHK is closed, investors will not be able to trade Stock Connect Securities at a time when Stock Connect Securities are trading on the SSE.

The Hong Kong Securities Clearing Company Limited (“HKSCC”) acts as nominee for Stock Connect Securities.  As a result, investors will depend upon the cooperation of HKSCC to exercise certain shareholder rights, such as participation in corporate actions or shareholder meetings.  It will not be possible for investors to pursue legal recourse against issuers of Stock Connect Securities without the participation of HKSCC, which is under no obligation to do so. It is currently unclear whether mainland Chinese courts would recognize investors’ beneficial ownership of the Stock Connect Securities in the event HKSCC as nominee holder, or another entity within the ownership structure, were to become insolvent.  This could prevent or delay recovery of investor assets. Investment in Stock Connect Securities may not be covered by the securities investor protection programs of either exchange and, without such protection, would be subject to the risk of default of the investor’s broker.

These and other risks may exist to varying degrees in connection with investments through other trading structures, protocols and platforms in emerging markets.

Equity Securities.  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depositary receipts for such securities, equity interests in real estate investment trusts (“REITs”), securities of investment companies, and other similar interests in an issuer.  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.  Markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

Floating Rate Certificates. Each holder of a floating rate certificate has the option at specified times to tender its certificate to the issuer or a specified third party acting as agent for the issuer for purchase at the stated amount of the certificate plus accrued interest. Floating rate certificates may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the certificates on the purchase date due to a variety of circumstances, which may result in a loss of value of the certificates.

Foreign Currencies. Foreign securities may be denominated in foreign currencies and currencies may be purchased directly. Accordingly, changes in the values of those currencies may have a positive or negative effect on the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments.  Currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar. In addition, certain foreign countries may restrict the free conversion of their currencies into other currencies and certain foreign currencies may not trade outside their local country.

Although foreign currency dealers generally do not charge a fee for foreign currency transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer.

Foreign currency transactions are contracts to purchase or sell foreign currencies for settlement on a future date.  Foreign currency transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date are referred to as deliverable forwards.  Depending on time to settlement and certain other characteristics, certain deliverable forwards can be referred to as “spot” foreign currency transactions.   Foreign currency transactions that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and current rate at settlement based upon an agreed upon notional amount are referred to as non-deliverable forwards.  Depending on whether a foreign currency transaction is deemed to be a spot, a deliverable forward or a non-deliverable forward in a particular jurisdiction, the transaction may be subject to no or different regulatory requirements, including but not limited to reporting, margin, clearing and exchange trading or trading on other public facilities.  Numerous regulatory changes related to foreign currency transactions are expected to occur over time and could materially and adversely affect the ability of the Fund to enter into foreign currency transactions or could increase the cost of foreign currency transactions. In the future, certain foreign currency transactions may be required to be subject to initial as well as variation margin requirements.  Foreign currency transactions that are not centrally cleared are subject to the creditworthiness of the counterparty to the foreign currency transaction (usually large commercial banks), and their values may decline substantially if the counterparty’s creditworthiness deteriorates. In a cleared foreign currency transaction, performance of the transaction will be effected by a central clearinghouse rather than by the original counterparty to the transaction. Foreign currency transactions that are centrally cleared will be subject to the creditworthiness of the clearing member and the clearing organization involved in the transaction.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a foreign currency transaction for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Foreign currency transactions to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Foreign currency transactions can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Foreign currency transactions can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund’s returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Markets.  Foreign investments and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of U.S. and foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, economic and trade sanctions, embargoes, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government action. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign markets, while growing in volume and sophistication, may not be as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign trading, settlement and custodial practices (including those involving settlement where Fund assets may be released prior to receipt of payment) may be less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers may not be bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there may be less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign investments impose restrictions on transfer within the United States or to U.S. persons. Although investments subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign investments that are not subject to such restrictions.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. Futures on indexes and futures not calling for physical delivery of the underlying indicator will be settled through cash payments rather than through delivery of the underlying indicator.

If a fund is the purchaser or seller of a futures contract, the fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into.  Initial margin is typically calculated as a percentage of the contract’s notional amount. The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be increased by the FCM during the term of the contract. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.

The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments equal to the daily change in value of the futures contract. In addition, on the settlement date, an investor in physically settled futures may be required to make delivery of the indicators underlying the futures positions it holds.

Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Futures are subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.

Foreign futures contracts may not be subject to the same level of regulation as U.S. futures contracts, and foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S. traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, clearing member, clearing house, or other party that may owe margin to a fund.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument.  The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand profiles of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures, options, and swaps by and to U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, the Fund may borrow money from and/or lend money to other Funds advised by MFS and for which MFD acts as the principal underwriter.  Any loans under the program will be set at an interest rate that is the average of the highest rate available to a lending MFS Fund from an investment in overnight repurchase agreements and the approximate lowest rate at which bank short-term loans would be available to a borrowing MFS Fund.  A borrowing MFS Fund may have to borrow from a bank at a higher rate if an interfund loan is called or not renewed.  Any delay in repayment of an interfund borrowing to a lending MFS Fund could result in lost investment opportunities or borrowing costs.

Inverse Floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Lending. The Fund may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Lending of Portfolio Securities. Portfolio securities may be lent to approved entities, including banks, broker/dealers and their affiliates, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount generally at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment; however, it is sometimes not feasible, particularly in the case of foreign securities, to recall the securities in time to vote the shares. The Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender may not be able to recover the securities loaned or gain access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment and related transaction costs by the time the replacement investment is purchased. The Fund bears the risk of any investment loss from cash received as collateral that is invested in other eligible securities, including shares of a money market fund. The Fund engages securities lending agents to arrange loans of the portfolio securities.  The Fund pays a fee to such agents.

Leveraging. Certain transactions and investment strategies, including when-issued, delayed-delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Fund. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market. In addition, at times, all or a large portion of segments of the market may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical and other conditions. Without an active trading market where frequent and large purchase and sale transactions of a security occur without significantly affecting the price of that security, it may be difficult to value and not possible to sell these investments and the Fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Historically, loans normally have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans may also not be considered “securities,” and purchasers may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (“MNPI”) about the issuers of bank loans being considered for acquisition by the Fund or held by the Fund. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held by the Fund. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Master Limited Partnerships.  Master limited partnerships are limited partnerships in which ownership interests are publicly traded.  Master limited partnerships typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments.  Investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industry in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries.  In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.

MFS Funds-of-Funds Conflict of Interest Risk. In managing an MFS Fund-of-Funds, MFS is subject to conflicts of interest in selecting and substituting underlying funds for which it is the adviser (e.g., because the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds). However, MFS is legally obligated to act in the best interests of the MFS Fund-of-Fund when selecting underlying funds.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying mortgages and the terms of the mortgage-backed security. Mortgage-backed securities are backed by different types of mortgages, including commercial and residential properties and reverse mortgages. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), and by private issuers, such as commercial banks, savings and loan institutions and mortgage companies. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation subject to general regulation by the Secretary of Housing and Urban Development.

Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Private mortgage-backed securities represent interest in pools consisting of residential or commercial mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage companies. Private mortgage-backed securities may be subject to greater credit risk and be more volatile than government or government-related mortgage-backed securities. In addition, private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above.  Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities typically provide a monthly payment which consists of both interest and principal payments.  In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, regulatory requirements, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality. Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities. A Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Commercial mortgage-backed securities (CMBSs) are a type of mortgage-backed security that are collateralized by a pool of commercial mortgage loans.  The bonds issued in a CMBSs transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under a typical CMBSs structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMBSs issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMBSs structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities. The value of CMBSs depend on the cash flow and volatility of the commercial loans, the volatility and reliability of cash flows associated with the commercial properties; the type, quality, and competitiveness of the commercial properties; the experience, reputation and capital resources of the borrower and the manager; the location of the commercial properties; the quality of the tenants; and the terms of the loan agreements.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.  SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing.  If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt obligations or other instruments or participations therein issued by or on behalf of (or that are otherwise treated for federal tax purposes as issued by or an obligation of) states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

From time to time, proposals have been introduced before Congress and state legislatures to restrict or eliminate the federal and state income tax exemption for interest on municipal instruments.  Similar proposals may be introduced in the future.  Such legislation or court or tax rulings that eliminate or cap the federal and/or state deduction of interest from municipal instruments could adversely affect the price of municipal instruments and the interest paid by the municipal instruments, and may restrict or eliminate the ability of the Fund to achieve its respective investment objective.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality.  The credit quality and ability to pay principal and interest when due of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security.  Municipal instruments generally trade in the over-the-counter market. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions and certain other restrictions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. Municipal insurance does not insure against market fluctuations which affect the price of a security.

The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance, or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance.

The value of a municipal insurance policy is dependent on the financial strength of the issuer providing such insurance. As a result of ratings downgrades and withdrawals from the municipal insurance business over the last credit cycle, many municipal insurance policies may have little or no value.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding or to fund construction and other projects which benefit the educational institution are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Charter schools are subject to the additional risk that the contract (or charter) may be revoked for failure to meet academic or fiscal management standards, safety or health-related issues, or other reasons. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, unemployment rates, and loan modifications. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement, bankruptcy protection for student loan borrowers, and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry is highly regulated at both the state and federal level. There are generally two types of electric utilities: municipal owned and investor owned. Municipal owned utilities typically benefit from a monopoly position and self-imposed rates, whereas investor owned utilities are typically subject to state and federal oversight for rates and/or subject to competition. Regardless of type, risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases allowing for reasonable cost recovery including growing retiree obligations and changing fuel prices, (f) maintenance of existing assets and (g) timely and efficient construction of new assets including those to meet renewable energy mandates.

Health Care. The health care industry includes providers such as hospitals, nursing homes, elderly retirement communities, and community health organizations.  It is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; the real estate market; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: national health reform legislation or proposed legislation; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by mortgage loan repayments. The proceeds of these bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer, during the origination period. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued, and is negatively impacted by an increase of the rate of mortgage defaults. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, the scheduled payments of principal and interest depend in part upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of housing projects is affected by a variety of factors, including general economic conditions, interest rates, and real estate prices, which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. Some authorities provide additional security for the bonds in the form of insurance, subsidies (federal, state, or local), additional collateral, or state pledges (without obligation) to make up deficiencies.  With respect to multi-family housing, additional risk factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. With respect to single family housing, additional risk factors include the additional credit risk of first-time homebuyers with lower incomes and mortgages with little or no equity.

Prepaid Gas Bonds.  The proceeds from prepaid gas bonds are used to purchase natural gas for municipal utilities for future delivery.  Payment of principal and interest is subject to the risk that the supplier fails to deliver the natural gas as agreed, the municipal issuer fails to take delivery of the natural gas or make payment as agreed, and the credit quality of the supplier of the natural gas, the municipal utilities, as well as any other entity guaranteeing payment or performance related to the transaction.

Tender Option Bonds. Tender option bonds are created when municipal instruments are transferred to a special purpose trust which issues two classes of certificates.  The first class, commonly called floating rate certificates, pays an interest rate that is typically reset weekly based on a specified index.  The second class, commonly called inverse floaters, pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floating rate certificates, after expenses.

Both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and operate to require that such programs be restructured. In particular, these rules effectively will preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a municipal instrument; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. Because of the role that tender option bond programs play in the municipal instrument market, it is possible that implementation of these rules may adversely impact the municipal instrument market. For example, as a result of the implementation of these rules, the municipal instrument market may experience reduced demand or liquidity and increased financing costs.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue —a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, the resolution of disputes between the states and participating tobacco companies regarding diligent enforcement of statutes requiring escrow payments from non-participating manufacturers and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable. Cigarette shipments (and therefore MSA payments) will be negatively affected by increased government regulation (such as a ban on menthol cigarettes), price increases above the rate of inflation, increases in indoor and outdoor smoking restrictions, and increases in sales of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products and smokeless tobacco).

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates and the associated costs are challenges faced by issuers of water and sewer bonds.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations generally have the same risk characteristics as Municipal Instruments.

Options. An option is a contract which conveys to the holder of the option the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The credit risk in OTC options that are not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.

The purchaser of a put option obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call option obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying interest to the option writer at the strike price.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer’s potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest, and so the put option writer’s loss is limited to the strike price. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.

The writer of a cleared option is required to deposit initial margin. Additional margin may also be required. The writer of an uncleared option may be required to deposit initial margin and additional margin.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. However, there can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities.  Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of “auction rate” dividends are reset periodically through an auction process. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate-Related Investments. Investment in real estate-related investments or derivatives whose value is based on real estate related indicators are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. Real estate-related investments are affected by general, regional, and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations, and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor.  REITs are not diversified, and are subject to the risks of financing projects.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs and similar entities formed under the laws of non-U.S. countries may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs and similar entities formed under the laws of non-U.S. countries may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, interest rates and prepayments of the underlying mortgages. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

Hybrid REITs share the characteristics and risks of equity REITs and mortgage REITs.

REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries. In addition, REITs may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation.  Government regulation may change frequently and may have significant adverse consequences. Economic downturns can trigger economic, legal, budgetary, tax, and regulatory changes.  Regulatory changes may change the way a Fund is regulated or the way the Fund’s investments are regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to pursue its investment strategy or achieve its investment objective.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest).  The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If Fund assets and/or collateral is maintained by a third party custodian, the Fund is also subject to the credit risk of the third party custodian.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their resale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been.  A reverse repurchase agreement can be viewed as a borrowing.  If a Fund makes additional investments with the proceeds while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, exchange-traded funds, business development companies, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. A Fund may invest in an affiliated money market fund. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Unregistered investment companies are subject to less regulation. The extent to which a Fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.”  A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. In addition, a seller may need to sell other investments to meet its short sale obligations at a time when it would not otherwise do so. The price at such time may be more or less than the price at which the security was sold by the seller.  Short sales may create leverage, and, to the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay to the lender of securities any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the short sale. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited.  The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale, and transaction costs. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

A seller may also make short sales “against the box,” (i.e., when a security identical to one owned by the seller is borrowed and sold short). If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by governments or their agencies of developed and emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. Any restructuring of sovereign debt obligations will likely have a significant adverse effect on the value of the obligations. There is little legal recourse against sovereign issuers other than what such an issuer may determine to provide.  In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors, including the issuer’s cash flow, the size of its reserves, its access to foreign exchange, and the relative size of its debt service burden to its economy as a whole. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities.  Structured securities (also called “structured notes”) are debt instruments, the interest rate or principal of which is determined by an unrelated indicator.  The value of the principal of and/or interest on structured securities is determined by reference to the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  If MFS attempts to use a structured security as a hedge against, or as a substitute for, a portfolio investment, the structured security may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving structured securities can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Structured securities may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  In addition, because the purchase and sale of structured securities takes place in an over-the-counter market, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the amount of payments that the non-defaulting party is contractually entitled to receive.

Swaps.  A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Swaps include “caps,” “floors,” “collars” and options on swaps, or “swaptions.”  A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms. Swaps can take many different forms and are known by a variety of names and other types of swaps may be available.

Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement. For example, in certain credit default swaps on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. Other swap agreements provide for cash settlement.

For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. Or for example, in a total return swap, one party agrees to make a series of payments to another party based on the income and price return of the underlying indicator during a specified period, while the other party agrees to make a series of payments calculated by reference to an interest rate or other agreed upon amount.  On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

It may not be possible to close out a swap at any particular time or at an acceptable price. The inability to close swap positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Swaps may be entered into for hedging or non-hedging purposes. If MFS attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the swap may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Legislation has been enacted that has resulted in and will result in numerous regulatory changes related to swaps, including margin, clearing, trading, and reporting requirements. These regulatory changes are expected to occur over time and could materially and adversely affect the ability of the Fund to buy or sell swaps and increase the cost of swaps. In the future, swaps may be required to be subject to initial as well as variation margin requirements. Initial margin is typically calculated as a percentage of the swap’s notional amount. Additional variation margin will be required based on changes in the daily market value of the swap.

Swaps may also be subject to liquidity risk because it may not be possible to close out the swap prior to settlement date and an investor would remain obligated to meet margin requirements until the swap is closed. In addition, swaps that are not centrally cleared are subject to the creditworthiness of the counterparty to the swap, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. The credit risk in uncleared swaps is dependent on the creditworthiness of the individual counterparty to the swap and may be greater than the credit risk associated with cleared swaps.

In a cleared transaction, performance of the transaction will be effected by a central clearinghouse rather than by the bank or broker that is the Fund’s original counterparty to the transaction. Swaps that are centrally cleared will be subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.

Swaps can provide exposure to a variety of different types of investments or market factors. The most significant factor in the performance of swaps is the change in the underlying price, rate, index level, or other indicator that determines the amount of payments to be made under the arrangement. The risk of loss in trading swaps can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in swaps, and the potential high volatility of the swaps markets. As a result, a relatively small price movement in a swap may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a swap may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, for physically settled swaps, on the settlement date an investor may be required to make delivery of the indicators underlying the swaps it holds.

Synthetic Local Access Instruments. Participation notes, market access warrants, and other similarly structured products (collectively, “synthetic local access instruments”) are derivative instruments typically used by foreign investors to obtain exposure to investments in certain markets where direct ownership by foreign investors is restricted or limited by local law. Synthetic local access instruments are generally structured by a local branch of a bank, broker-dealer, or other financial institution to replicate exposure to one or more underlying securities. The holder of a synthetic local access instrument may be entitled to receive any dividends paid in connection with the underlying securities, but usually does not receive voting rights as it would if such holder directly owned the underlying securities.

Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying securities. Synthetic local access instruments represent unsecured, contractual obligations of the banks, broker-dealers, or other financial institutions that issue them and are therefore subject to the credit risk of the issuer and the issuer’s ability or willingness to perform in accordance with the terms of the instrument. Synthetic local access instruments are subject to the liquidity risk of the underlying security as well as the liquidity risk that a limited or no secondary market exists for trading synthetic local access instruments. In addition, the trading price of a synthetic local access instrument, if any, may not equal the value of the underlying securities.

Temporary Defensive Positions. In response to adverse market, economic, industry, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a Fund’s assets in cash (including foreign currency) or cash equivalents, including an affiliated money market fund, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Warrants. Warrants are derivative instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants can be physically or cash settled depending on the terms of the warrant and can be issued by the issuer of the underlying equity security or a third party. Warrants often involve a counterparty to the transaction. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated.  If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

Zero Coupon Bonds, Deferred Interest Bonds, and Payment-In-Kind Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments may involve greater credit risks and may experience greater volatility than debt instruments which pay interest in cash currently.

APPENDIX L - INVESTMENT RESTRICTIONS

Fundamental investment restrictions cannot be changed without the approval of a Majority Shareholder Vote.  Non-fundamental policies can be changed without shareholder approval.

As fundamental investment restrictions, the Fund:

1.              May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act.

2.              May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.              May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.              May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.              May not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

6.              May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

As a non-fundamental policy, the Fund:

1.              Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for fundamental investment restriction no. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction no. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction no. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction no. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction no. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

L - 1

APPENDIX M - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fund	Fiscal Year Ended	Brokerage Commissions Paid by Fund

MFS Alabama Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$105

MFS Arkansas Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$0

MFS California Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$441

MFS Georgia Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$115

MFS Maryland Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$137

MFS Massachusetts Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$315

MFS Mississippi Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$0

MFS Municipal Income Fund	March 31, 2015	$1,309
	March 31, 2014	$0
	March 31, 2013	$1,408

MFS New York Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$231

MFS North Carolina Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$420

Fund	Fiscal Year Ended	Brokerage Commissions Paid by Fund

MFS Pennsylvania Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$137

MFS South Carolina Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$179

MFS Tennessee Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$147

MFS Virginia Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$442

MFS West Virginia Municipal Bond Fund	March 31, 2015	$0
	March 31, 2014	$0
	March 31, 2013	$147

Securities Issued by Regular Broker/Dealers

During the fiscal year ended March 31, 2015, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of March 31, 2015:

Fund	Broker/Dealer	Value of Securities

MFS Alabama Municipal Bond Fund	None	Not Applicable

MFS Arkansas Municipal Bond Fund	None	Not Applicable

MFS California Municipal Bond Fund	None	Not Applicable

MFS Georgia Municipal Bond Fund	None	Not Applicable

MFS Maryland Municipal Bond Fund	None	Not Applicable

MFS Massachusetts Municipal Bond Fund	None	Not Applicable

MFS Mississippi Municipal Bond Fund	None	Not Applicable

MFS Municipal Income Fund	None	Not Applicable

Fund	Broker/Dealer	Value of Securities

MFS New York Municipal Bond Fund	None	Not Applicable

MFS North Carolina Municipal Bond Fund	None	Not Applicable

MFS Pennsylvania Municipal Bond Fund	None	Not Applicable

MFS South Carolina Municipal Bond Fund	None	Not Applicable

MFS Tennessee Municipal Bond Fund	None	Not Applicable

MFS Virginia Municipal Bond Fund	None	Not Applicable

MFS West Virginia Municipal Bond Fund	None	Not Applicable

Transactions with Research Firms

During the fiscal year ended March 31, 2015, the Fund allocated the following amount of transactions and related commissions to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”).  The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.  The amounts shown do not include transactions directed to electronic communications networks owned by the Research Firms for execution only services.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms

MFS Alabama Municipal Bond Fund	$0	$0

MFS Arkansas Municipal Bond Fund	$0	$0

MFS California Municipal Bond Fund	$0	$0

MFS Georgia Municipal Bond Fund	$0	$0

MFS Maryland Municipal Bond Fund	$0	$0

MFS Massachusetts Municipal Bond Fund	$0	$0

MFS Mississippi Municipal Bond Fund	$0	$0

MFS Municipal Income Fund	$0	$0

MFS New York Municipal Bond Fund	$0	$0

MFS North Carolina Municipal Bond Fund	$0	$0

MFS Pennsylvania Municipal Bond Fund	$0	$0

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms

MFS South Carolina Municipal Bond Fund	$0	$0

MFS Tennessee Municipal Bond Fund	$0	$0

MFS Virginia Municipal Bond Fund	$0	$0

MFS West Virginia Municipal Bond Fund	$0	$0

APPENDIX N - RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

This list of recipients below is current as of February 1, 2016, and any additions, modifications, or deletions to this list that have occurred since that date are not reflected. The portfolio holdings of the Fund that may be provided to one or more of these recipients, or to which one or more of these recipients have access, may be the Fund’s current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed below must agree, or otherwise have an independent duty, to maintain this information in confidence and/or agree not to trade directly or indirectly based on the information. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings information provided under these agreements by means that may include contractual provisions, periodic due diligence, notices reminding a recipient of their obligations, or other commercially reasonable means.

Name of Recipient	Purpose of Disclosure
Abel Noser Corp.	Analytical Tool
Atos	IT Client Services and Desktop Architecture
Barclays Capital	Software Vendor
MSCI BARRA, Inc.	Analytical Tool
Bloomberg, L.P.	Analytical Tool
Board of Trustees	Fund Governance
Capital Confirmations, Inc.	Electronic Confirmation Services Between Fund Auditors and Brokers
Checkfree Corp.	Software Vendor
Citigroup	Analytical Tool
Cogent Consulting	Consultant
Deloitte & Touche LLP	Independent Registered Public Accounting Firm for Certain Funds
eA Data Automation Services, LLC	Data Formatting and Organization Service
Eagle Investment Systems Corp	Accounting System
Ernst & Young LLP	Independent Registered Public Accounting Firm for Certain Funds
FactSet Research Systems Inc.	Analytical Tool
GainsKeeper, Inc.	Accounting System
Global Trading Analytics	Analytical Tool
Institutional Shareholder Services Inc.	Proxy Service Provider
Investor Tools Perform	Analytical Tool
ITG, Inc.	Analytical Tool
JP Morgan Chase Bank*	Fund Custodian for Certain Funds/Derivatives Collateral Manager
J.P. Morgan Securities Inc.**	Analytical Tool
KPMG, LLP***	Client
Lipper Inc.	Publication Preparation
Markit Group	Pricing Service
Massachusetts Financial Services Company	Fund Management
Merrill Communications	Software Vendor
MFS Fund Distributors, Inc.	Fund Distribution
OMGEO LLC	Software Vendor
RiskMetrics	Analytical Tool
Ropes & Gray LLP	Legal Counsel
RR Donnelly	Software Vendor and Typesetting and Printing Services
R.V. Kuhns & Associates Inc.***	Consultant
S&P Capital IQ	Fund Pricing
State Street Bank and Trust Company	Fund Custodian for Certain Funds
Style Research	Software Vendor
Trade Informatics	Analytical Tool
UBS Asset Management ****	Fund Management

N - 1

Name of Recipient	Purpose of Disclosure
Wilshire Analytics/Axiom	Analytical Tool

*

JPMorgan Chase Bank also receives non-public portfolio holdings information from UBS Asset Management in its role as the derivatives collateral manager for the portion of the MFS Global Alternative Strategy Fund for which UBS serves as sub-adviser.

**	JP Morgan Securities receives non-public portfolio holdings information for the MFS High Income Fund only.
***

KPMG, LLP receives limited non-public portfolio holdings information for the MFS Global Equity Fund and the MFS Emerging Markets Debt Fund in order to satisfy auditor independence rules; R.V. Kuhns & Associates, Inc. acts as a consultant to KPMG and receives the same limited non-public holdings information for these Funds.

****	UBS Asset Management receives non-public portfolio holdings information regarding the portion of MFS Global Alternative Strategy Fund for which it serves as sub-adviser.

N - 2

APPENDIX O - DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings Services represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Investors Service Description of its Ratings

Moody’s Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Excerpts From Standard & Poor’s Ratings Services Description of its Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation, and the promise Standard and Poor’s imputes; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Excerpts from Fitch Ratings Description of its Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category or to Long-Term IDR categories below “B”.

APPENDIX P - ADDITIONAL INFORMATION CONCERNING THE STATES AND U.S. TERRITORIES AND POSSESSIONS

The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States, U.S. territories and possessions, and their governments is drawn primarily from official statements relating to securities offerings of those States, U.S. territories and possessions and other publicly available documents, dated as of various dates prior to the date of this SAI, and do not purport to be complete descriptions. MFS and its counsel have not independently verified any of the information contained in official statements or other publicly available documents and have not expressed any opinion regarding the completeness or materiality of such information. Discussions regarding the financial condition of a particular State or U.S. territory or possession government may not be relevant to Municipal Obligations issued by political subdivisions of that State or U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States, U.S. territory or possession. The information provided below is subject to change. Any such change may adversely affect the State, U.S territory or possession’s and applicable issuer’s financial condition.

Alabama:

State Economy and Demographics.  Alabama’s economy relies in large part on the automobile, aerospace, electronics, fabricated metals, transportation and forest products industries, all of which may be affected by cyclical changes. In recent years, the automotive industry has become an important part of the State’s economy. Three major automobile assembly plants, two major engine manufacturing plants and numerous parts suppliers are now located within the State. The State is home to several military bases that employ a significant number of military and civilian personnel. While the State benefitted from the most recent round of base realignment and closure, future cuts in military spending or shifts in spending away from the operations based in the State could have an adverse effect on the State and local communities where the bases are located.

The State’s economy, which suffered during the recession that started in 2008, stabilized during 2010 and has since shown signs of a sluggish recovery. According to advance statistics of GDP for 2014 from the U.S. Bureau of Economic Analysis, Alabama’s real gross domestic product (GDP) for 2014 grew at an annual rate of 0.7%, which ranked 40th among all states. The Coincident Economic Activity Index for Alabama, an economic measure that includes employment, the unemployment rate, average hours worked in manufacturing, and wages and salaries is published by the Federal Reserve Bank of Philadelphia every month. The Index started declining in early 2008 and continued to decline through the end of 2009, dropping approximately 10.02% from January 2008 to January 2010. The Index has been generally increasing since January 2010, but, as of April 2015, remained at a level still approximately 1.2% below the January 2008 level.

According to the U.S. Census Bureau, Alabama had an estimated population of 4,849,377 in 2014 making it the twenty-third largest state by population.  Based on 2010 Census results, approximately 59% of the State’s population resides in urban areas and 41% in rural areas, as compared to 81% and 19%, respectively, for the United States as a whole.

According to the U.S. Bureau of Labor Statistics, the State’s average annual unemployment rate (not seasonally adjusted) stood at 6.8% for 2014, which was less than the national annual average unemployment rate (not seasonally adjusted) for 2014 of 7.2%.  U.S. Bureau of Labor Statistics data show that there were 1,950,200 persons (not seasonally adjusted) employed on nonfarm payrolls in Alabama in April 2015, which remains below the pre-recession level from December 2007 of 2,026,700 persons.

The U.S. Bureau of Economic Analysis estimate of 2014 per capita personal income in Alabama is $37,493 compared with the national average of $46,129, ranking 47th in the nation and 81.3% of the national average.

Alabama’s geographic location presents a heightened risk of destructive weather events, including hurricanes and other tropical events and tornados.  Such weather events have the potential to cause significant property damage and economic disruption, and could potentially result in significant short-term and long-term loss of revenues to the State and affected local governments.

Issuance of Debt by State.  Pursuant to the Constitution of Alabama of 1901, the State is constitutionally prohibited from incurring debt, and the only method by which general obligation debt of the State can be incurred is by an amendment to the Constitution.  Limited obligation debt may be authorized by the Legislature without an amendment to the Constitution.  The State has followed the practice of financing certain capital improvement programs, principally for highways, education and improvements to the facilities of the Alabama State Port Authority, through the issuance of limited obligation bonds payable solely out of certain taxes and other revenues specifically pledged for their payment and not from the general revenues of the State.  Such limited obligation bonds are not general obligations of the State, and the full faith and credit of the State have not been pledged to the payment thereof.

As of April 1, 2015, ten series of general obligation bonds of the State, aggregating $603,275,000, remain outstanding.  The full faith and credit of the State are pledged for the payment of each of those issues.  The State has historically paid from the General Fund the principal of and interest on those of its general obligation bonds for which no moneys or taxes are specifically pledged or earmarked.  On November 7, 2000, voters approved Amendment No. 666 to the Constitution that authorized the use of funds from the Alabama Capital Improvements Trust Fund for payment of principal and interest on certain general obligation bonds of the State, providing an additional source of payment for those bonds.

The Legislature (through enabling legislation) and the Governor (by executive order) have created public corporations and authorities of the State for the purpose of financing certain projects and programs such as public highways, public education facilities, judicial facilities, student loans, industrial site preparation grants and surveys, single and multi-family housing and agricultural development loans.  The obligations of such public corporations and authorities are not general obligations of the State, but rather are limited obligations of the issuer, payable solely from the revenues pledged for the obligations of each such issuer including, in some cases, earmarked tax revenues and, in other cases, revenues from the projects or programs financed.  As of April 1, 2015, the State had in excess of $3.7 billion of limited obligation debt outstanding.

Fiscal Matters.  Under the Alabama Constitution, if, at the end of any fiscal year, the moneys in the State Treasury are not sufficient for the payment of all proper claims presented to the Comptroller, then, as of the end of the fiscal year, the Comptroller is required to issue warrants only for that proportion of each such claim as the amount available for the payment of claims bears to the total of all claims.  The courts of the State have interpreted this provision to require the annual financial operations of the State to be on a balanced budget and to prevent any department of the State from creating State debt.  Consequently, in the event of a deficit, the available moneys are to be prorated among all claims presented for payment.  At the end of the fiscal year all excess unpaid appropriations which exceed the moneys in the State Treasury after proration, become null and void.

The Alabama Supreme Court has held that certain expenses of the State necessary for essential functions of government are not subject to proration.  Such expenses include fixed salaries and other fixed expenses and payment of debt service on outstanding general obligation bonds of the State.  Nonetheless, there can be no assurance that the Alabama Supreme Court will not, upon further consideration of the issue, modify its earlier decisions and rule that debt service payments on the bonds of the State may be made subject to proration.  Previous proration (which has occurred from time to time since 1933) has not, however, resulted in any default in the payment of the bonds of the State.

The General Fund is one of the primary operating funds of the State.  Revenues credited to the General Fund are used for the ordinary expenses of the executive, legislative and judicial departments of the State, for other functions of the government, for debt service on certain general obligation bond issues and for capital outlays.  Moneys on deposit in the General Fund are appropriated by the Legislature on an annual basis.  For the fiscal year ended September 30, 2014, the General Fund had an ending cash balance of $128,462,000 (unaudited), which reflects an increase of $6,258,000 from the prior year.  General Fund revenues for the fiscal year ended September 30, 2014 were $1,754,573,000 (unaudited) compared to $1,725,226,000 for the prior year. The level of expenditures from the General Fund continues to be below the 2008 fiscal year level.  Amendment No. 856 to the Alabama Constitution was approved by voters in September 2012 to allow for transfers from the Alabama Trust Fund to the General Fund in the amount of $145,796,943 annually for the fiscal years 2013 through 2015 to provide temporary support for General Fund services.  Act No. 2013-6 adopted during the 2013 Regular Session of the Alabama Legislature requires the State to repay such amounts transferred during 2013 through 2015 to the Alabama Trust Fund no later than September 30, 2026, assuming the act is not subsequently amended or repealed.  Besides the provisions for the temporary annual transfers through the 2015 fiscal year, Amendment No. 856 also changed the method by which amounts are regularly transferred from the Alabama Trust Fund to the General Fund each year, which is expected to increase the amount annually transferred to the General Fund.

In June 2015, the Alabama Legislature adopted a budget for the General Fund that would have cut spending by approximately $200 million, or 11 percent, from 2015 fiscal year levels.  The Governor vetoed the budget bill.  The Governor had proposed tax increases and other measurers to increase revenue for the General Fund to avoid the spending cuts in the budget adopted by the Legislature.  The Governor has indicated that he will call a special session to deal with the General Fund budget at a later date.

The Education Trust Fund is the largest operating fund of the State.  Revenues credited to the Education Trust Fund are used for the support, maintenance and development of public education and capital improvements relating to educational facilities.  Moneys on deposit in the fund are appropriated by the Legislature on an annual basis.  For the fiscal year ended September 30, 2014, the Education Trust Fund had an unobligated ending cash balance of $7,074,000 (unaudited), which reflects a decrease of $259,101,000 from the prior year.  Education Trust Fund revenues for the fiscal year ended September 30, 2014 were $5,802,736,000 (unaudited) compared to $5,683,296,000 for the prior year.

In March 2011, the Legislature passed and the Governor signed into law The Education Trust Fund Rolling Reserve Act, which is designed to reduce the risk of proration in the State’s education budget. The education budget process had historically been based on projecting the annual change in Education Trust Fund revenues. The sources of revenue that fund the Education Trust Fund are highly sensitive to changes in the economy and the range of total revenues varies widely from year to year. As a result, accurately projecting the Education Trust Fund revenues each year in order to prepare a workable education spending budget has been difficult. The inability to make accurate revenue projections has led to several instances of proration in the education budget in prior years.

The Rolling Reserve Act caps the education spending budget using a growth rate equal to the rolling 15-year average annual revenue growth rate as applied to actual revenues. Under the Rolling Reserve Act, Education Trust Fund revenues over and above the budgeted amount are to be transferred to the Education Trust Fund Rainy Day Account (the “Rainy Day Account”) until the Rainy Day Account has been reimbursed in full for any prior withdrawals. The Rainy Day Account currently gives the State the power to temporarily transfer money from the $2.88 billion Alabama Trust Fund to prevent proration in the Education Trust Fund, but the money must be reimbursed within 6 years of its transfer. At the end of the 2014 fiscal year, $70 million was repaid to the Rainy Day Account, and an additional $19.2 million was repaid in December 2014. As of April 1, 2015, there was a shortfall of $73.4 million in the Rainy Day Account that remains to be repaid.

Once the Rainy Day Account has been fully repaid, any remaining revenues will be transferred to a new savings account established by the Rolling Reserve Act, the Education Trust Fund Budget Stabilization Fund (the “Budget Stabilization Fund”). Money in the Budget Stabilization Fund may be withdrawn only to prevent proration in the Education Trust Fund. If the balance in the Budget Stabilization Fund reaches an amount equal to 20% of the then current year education budget, any funds above that amount will be transferred to another new fund created by the Rolling Reserve Act, the Education Trust Fund Capital Fund (the “Capital Fund”). Money in the Capital Fund may be used for construction or renovation to public education facilities in the State. The budget process required by the Rolling Reserve Act was implemented beginning with the fiscal year 2013 budget.

In March 2013, the Legislature passed and the Governor signed into law the Alabama Accountability Act of 2013 (Act No. 2013-64), which, among other things, (1) allows for flexibility contracts between the State Board of Education and local public school districts in order to enhance innovation in Alabama public schools, (2) creates an income tax credit for families with students in a failing school to attend a nonpublic school or non-failing public school, and (3) creates income tax credits for taxpayers who donate to a nonprofit organization that provides scholarships for students to attend a nonpublic school or non-failing public school. The income tax credit for families with students in a failing school is a refundable tax credit, which means that if the Alabama income tax owed by the family is less than the total credit allowed under the act, the family is entitled to a refund or rebate equal to the balance of the unused credit. The act provides that these refunds or rebates are to be paid out of sales tax revenues of the Education Trust Fund. The act became effective on March 14, 2013.  In the fiscal year ended September 30, 2014, refunds in the amount of $129,581 were paid from sale tax collections.

State Retirement Programs.  The State maintains two major retirement programs: the Teachers’ Retirement System of Alabama (the “Teachers’ System”) and the Employees’ Retirement System of Alabama (the “Employees’ System”).  The Teachers’ System and the Employees’ System were established in 1941 and 1945, respectively, and at this time cover most public employees in the State.  As of September 30, 2013, there were 133,919 active members in the Teachers’ System and 84,035 active members in the Employees’ System.

Approximately 54,417 of the members of the Employees’ System were active local government employees for whom the State makes no contribution.  The Systems are funded by (1) employee contributions, (2) employer contribution appropriations by the Legislature from the Education Trust Fund, the General Fund and other funds, in the case of State employees, and local government contributions, in the case of local government employees, and (3) earnings on investments.  The participation of the active members is implemented through a salary reduction agreement with the employees and concurrent contributions by the employer.  The State also maintains a relatively small Judicial Retirement Fund (and together with the Teachers’ System and the Employees’ System herein the “Systems”) established in 1973 for State judges.  As of September 30, 2013, there were 338 active members covered by the Judicial Retirement Fund.

The statute creating the Employees’ System, which allows covered local government employees to elect to participate in the Employees’ System, provides that, notwithstanding anything to the contrary, the Employees’ System shall not be liable for the payment of any pensions or other benefits on account of employees of any local government, whether active or retired, for which reserves have not been previously created from funds contributed by each such local government for the employees of that local government.

In 2012, the Alabama Legislature enacted Act No. 2012-377 that created a two tier defined benefit plan for all Employees’ System and Teachers’ System employees.  Tier 1 consists of all employees with any eligible service prior to January 1, 2013.  Tier 2 consists of all employees of the Employees’ System and Teachers’ System hired for the first time on or after January 1, 2013.  The expectation is that employer contribution rates will be lower for Tier 2 employees as compared to Tier 1 employees based on the reduction in benefits provided and the increased minimum age requirements in order to begin receiving benefits for Tier 2 employees.

The Systems provide retirement, disability and death benefits, and the benefits are available to members at varying times during their creditable service.  While there are variations in benefits, the basic annual service retirement allowance for Tier 1 employees and judges is 2.0125% (2.8750% for State Police) of the member’s final compensation (average of highest three years out of final ten years) multiplied by the number of years of creditable service.  For Tier 2 employees, the basic annual service retirement allowance is 1.650% (2.375% for State Police) of the member’s final compensation (average of highest five years out of final ten years) multiplied by the number of years of creditable service.  Retirement benefits are available (i) for Tier 1 employees after 25 years of creditable service or after 10 years of creditable service and attainment of age 60 (age 52 for State Police) and (ii) for Tier 2 employees after 10 years of creditable service and attainment of age 62 (age 56 for State Police).  Members of the Systems are qualified for vested deferred benefits after completion of 10 years of creditable service.  A member who is not eligible for vested deferred benefits is entitled only to the return of his own contributions and a limited amount of interest.

In 2011, the Alabama Legislature enacted Act No. 2011-676, which increased Tier 1 employee contribution rates for the Systems by 2.25% effective October 1, 2011.  An additional increase of 0.25% took effect on October 1, 2012.  Participating local governments were given the option of maintaining the employee contribution rates at the prior levels for Tier 1 employees.  Tier 2 State employees (except for State Police) and Tier 2 employees of local governments that adopted the contribution rate increases have lower employee contribution rates than Tier 1 employees.

In accordance with the governing statutes, the actuary determines whether the employer contributions are sufficient to meet the accruing liabilities of the Systems or whether adjustments, on the basis of actual experience, are necessary to maintain the Systems in an actuarially sound condition.  Contributions of 11.71% (Tier 1) / 11.05% (Tier 2) of active payroll for the Teachers’ System, 13.45% (Tier 1) / 13.31% (Tier 2) of active payroll for the Employees’ System (38.37% (Tier 1) / 32.45% (Tier 2) for State Police), and 35.24% of active payroll for the Judicial Retirement Fund are currently being made for the 2015 fiscal year on the basis of these determinations, which have been certified by the boards of directors of the Systems, as required by law.  The employer contribution rates vary for local governments.

There is, of course, no guarantee that future Legislatures will not provide further increases in benefits without providing either for corresponding increases in member contributions or increases in taxes to fund the increased level of benefits, the net effect of which could be the disbursement of a higher proportion of the State’s assets to fund the Systems than that represented by the contributions by the State for the current fiscal year.

Total actuarial value of assets of the Teachers’ System as of September 30, 2013 was $19,630,000,000.  The actuary determined that the unfunded actuarial accrued liability of the Teachers’ System as of September 30, 2013 was $10,036,000,000.

Total actuarial value of assets of the Employees’ System as of September 30, 2013 was $4,248,000,000 for State employees (excluding State Police) and $299,000,000 for State Police.  The actuary determined that the unfunded actuarial accrued liability of the Employees’ System as of September 30, 2013 was $2,560,000,000 for State employees (excluding State Police) and $227,000,000 for State Police.

Total actuarial value of assets of the Judicial Retirement Fund as of September 30, 2013 was $243,000,000.  The actuary determined that the unfunded actuarial accrued liability of the Fund as of September 30, 2013 was $171,000,000.

Additional information respecting the Systems may be viewed and downloaded at the Retirement Systems of Alabama website: http://www.rsa-al.gov.

Post-Employment Health Benefits.  In addition to the pension benefits provided by the Teachers’ System and the Employees’ System, the State provides postretirement health care benefits to all retired State employees through the State Employees’ Health Insurance Plan (SEHIP) and to all retired employees of State educational institutions and employees of local school systems through the Public Education Employees’ Health Insurance Plan (PEEHIP).

Based on the most recent actuarial report for PEEHIP, PEEHIP had an unfunded actuarial accrued obligation of $7,919,027,000 as of September 30, 2013.  The report also indicates that PEEHIP has an annual required contribution of $669,569,430 payable during the fiscal year ending September 30, 2015, to fund the obligations in an actuarially sound manner.  Based on the most recent actuarial report for SEHIP, SEHIP has an actuarial accrued unfunded obligation of $3,323,098,000 as of September 30, 2013.  The report also indicates that SEHIP has an annual required contribution of $230,990,660 payable during the fiscal year ending September 30, 2015, to fund the obligations in an actuarially sound manner.

In 2011, Act No. 2011-704 was signed into law, which establishes changes to the retiree sliding scale premium calculation for PEEHIP members retiring on or after January 1, 2012.  The new law requires an employee who retires with less than 25 years of service to pay 4% of the employer share for each year under 25 years of service (years of service premium) instead of the 2% under the previous law. The new law also requires an employee who retires before becoming eligible for Medicare to pay 1% of the employer share for each year less than age 65

(age premium) and to pay the net difference between the active employee subsidy and the non-Medicare eligible retiree subsidy (subsidy premium). For 2014, the subsidy premium amount is $119.94 per month. Once the retiree becomes eligible for Medicare, the age and subsidy premium will no longer apply. However, the years of service premium will continue to be in effect throughout retirement.  The additional premium amounts for members retiring on or after January 1, 2012 will be phased in over a five-year period.  Act No. 2011-698 enacted similar changes to the PEEHIP law, and states that all SEHIP participants retiring after December 31, 2011 will be subject to a sliding scale premium calculation based on years of creditable coverage in SEHIP.  The law also states that employees retiring after December 31, 2011 will be subject to a sliding scale premium calculation based on the difference between the age of the employee at retirement and the Medicare entitlement age.

Debt Ratings.  The general obligation debt of the State is rated “Aa1”, “AA” and “AA+” by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc., respectively.  Obligations issued by public corporations and authorities on behalf of the State as well as obligations issued by local governments and any public corporations and authorities issuing obligations on their behalf are assigned separate ratings, which may differ significantly from the ratings assigned to the State’s general obligation debt.  Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.   There can be no assurance that the conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions.  Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity.

Local Issuers.  There are a number of local governmental entities, public corporations and other quasi-governmental entities that issue debt obligations in the State.  These entities issue debt obligations on their own behalf, and many also issue conduit obligations payable solely from amounts received from an underlying private borrower.  Local issuers are subject to economic risks specific to the particular locality, which may vary significantly from the economic risks faced by the State or the nation generally.  The credit quality of debt obligations issued by a local issuer may vary considerably from the credit quality of general obligation debt issued by the State.  Some local issuers have no taxing power and others have taxing power that is subject to constitutional or statutory limits. In particular, county governments have limited ability to raise revenue on their own, with the levy of new taxes or rate increases for existing taxes generally requiring approval of the Alabama Legislature.  In addition, the levy of property taxes by local governments generally requires the approval of the affected taxpayers by referendum.  Such limitations could significantly impede a local government’s ability to increase tax revenue in response to financial difficulties.

Jefferson County.  Jefferson County, the largest county in the State by population, filed for Chapter 9 bankruptcy on November 9, 2011.   The Honorable Thomas B. Bennett, Chief United States Bankruptcy Judge, in the United States Bankruptcy Court for the Northern District of Alabama, Southern Division (the “Bankruptcy Court”) entered an order for relief in the bankruptcy case on March 4, 2012.   In an effort to conclude its bankruptcy case, Jefferson County filed its Chapter 9 Plan of Adjustment for Jefferson County, Alabama (Dated November 6, 2013) (as confirmed by the Bankruptcy Court the “Confirmed Plan of Adjustment”), which was confirmed by the Bankruptcy Court in its order entered on November 22, 2013 (the “Confirmation Order”).  The effective date of the Confirmed Plan of Adjustment occurred on December 3, 2013.  Two groups of rate payers have filed appeals of the Confirmation Order in federal district court, and certain rulings on motions by the district court are currently on appeal to the Court of Appeals for the Eleventh Judicial Circuit.

There can be no assurance that Jefferson County will not file another bankruptcy petition under Chapter 9.  Although the compromises and settlements provided in the Confirmed Plan of Adjustment and actions taken by Jefferson County while in bankruptcy, such as asset sales and expense reductions, have alleviated many of Jefferson County’s most significant financial problems, the County still faces challenges.  For example, a Jefferson County occupational tax was declared invalid in January 2009 by a state court, and the replacement occupational tax approved by the Alabama legislature was declared invalid in 2010.  The occupational tax revenues accounted for approximately twenty-five percent of the County’s unrestricted general fund revenues.  Jefferson County does not possess “home rule.” Jefferson County, therefore, cannot impose or raise taxes without authorization from the Alabama Legislature.  Recently, the Alabama Legislature authorized Jefferson County to levy a new sales tax, replacing the 1 cent sales tax currently levied for school purposes.  A portion of the proceeds of the new sales tax will be available for general fund purposes; however, Jefferson County must refund certain debt secured by the existing 1 cent schools sales tax before it can levy the new tax.  Poor performance from enterprise operations of Jefferson County, such as the sewer system, could also cause Jefferson County to file another Chapter 9 case.

On August 20, 2013, the United States District Court for the Northern District of Alabama, Southern Division, held Jefferson County in contempt of a consent decree entered into in 1982 in connection with a lawsuit brought against Jefferson County and other governmental entities in Jefferson County alleging wrongdoing in the hiring and promotion of African-American and female job applicants and employees.  On October 25, 2013, the District Court appointed a receiver over Jefferson County’s Human Resources Department and the County’s employment practices, including hiring, promotion, discipline, and termination.  Jefferson County has incurred material costs and administrative obligations following appointment of the receiver.

Deepwater Horizon Oil Spill.  A massive oil spill in the Gulf of Mexico resulted from an explosion on April 20, 2010, on the Deepwater Horizon drilling rig.  The Deepwater Horizon spill, which was contained on July 15, 2010, surpassed in volume the 1989 Exxon Valdez oil spill as the largest ever in United States-controlled waters.

The oil spill affected the coasts of Alabama, Mississippi, Louisiana and Florida, and it resulted in environmental damage and severe loss to the fishing and tourism industries of the affected states.  Although a federal district court granted preliminary approval on May 2, 2012 to a settlement involving claims of certain private plaintiffs against BP, the settlement does not cover claims by state and local governments.  The State Department of Finance does not anticipate that the oil spill will have a material adverse effect on the financial condition of the State government.  Certain local communities dependent on the fishing and tourism industries for a substantial portion of their tax revenues were significantly affected in the months immediately following the spill.  Although the tourism industry in such communities appears to be recovering, the long-term effects on the fishing industry are still unclear.  It is difficult to predict with certainty the long-term effect, if any, the oil spill will have on tax revenues in those local communities which rely significantly on the fishing industry.

Arkansas:

The following discussion highlights some important financial information, which is drawn from an Official Statement for the $253,225,000 State of Arkansas Federal Highway Grant Anticipation and Tax Revenue Refunding Bonds (General Obligation), Series 2010, dated June 1, 2010, the Arkansas Comprehensive Annual Financial Report for Fiscal Year Ended June 30, 2014, and other sources.

General Demographic Factors.  Arkansas, a south-central state bordered by Missouri, Tennessee, Mississippi, Louisiana, Texas, and Oklahoma, ranks 27th nationally in area, with 34,036,700 acres. Nicknamed “The Natural State,” Arkansas is known for its beauty, clear streams and lakes, and an abundance of natural wildlife. The terrain of Arkansas is almost equally divided between lowlands and highlands, with the gulf coastal plain on the east and south and the interior highlands in the west and north. The lowlands of eastern Arkansas have mainly been used as farmland. Southern Arkansas contains a wide range of forests and farmland. The highlands of northern and western Arkansas are used for grazing land, poultry and livestock industries, and a large tourism industry.

The population of Arkansas in 2014 was estimated at 2,966,369. Arkansas has eight metropolitan statistical areas with the largest being Little Rock/North Little Rock/Conway at an estimated population in 2014 of 728,175.  Little Rock, the State’s capital, is centrally located and serves as the major transportation, governmental, and industrial center of the State.

The State provides a full range of services including education, health and human services, transportation, law, justice and public safety, recreation and resource development, regulation of business and professionals, and general government. The State’s transportation systems are multimodal and include waterways, highways, air routes, and railways. The State shares financial responsibility for public education with local school districts. The State provides its share of financial support to equalize educational opportunities by compensating for local differences in ability to support education.  For the 2013-2014 school year, the average daily membership in public elementary and secondary schools was 461,597, and there were 33,213.30 instructional staff employed by the public schools. An estimated $9,475 was spent per pupil in the 2013-2014 school year. There are 33 State-supported institutions of higher education, as well as two publicly supported law schools and one publicly supported school of medicine. Arkansas has 104 hospitals licensed by the Arkansas Department of Health, with approximately 13,104 licensed beds. A major industry of Arkansas is tourism. Arkansas has 52 state parks and museums, seven national parks, and active symphony, theater, and opera organizations within the State.

State Economic Information.  During the past 25 years, Arkansas’s economy has shifted from agriculture to light manufacturing to more sophisticated processes and products such as electronics, transportation equipment, and industrial machinery. Services and manufacturing account for the largest share of the State’s gross product. The electronics/industrial machinery sector in Arkansas includes electronics, industrial and commercial machinery, and computer equipment. Information technology represents one of the fastest growing industries in Arkansas. Arkansas’s information technology sector includes businesses that provide computer programming, data processing and management, computer software and systems design, information retrieval, telephone communications, and other technology-related business services. The health services, wholesale/retail trade, and services sectors have also grown in recent years. The tourism industry also is important to Arkansas with tourists spending $6,698,501,022 in Arkansas in 2014. Agriculture and agriculture-related biotechnology also play an integral part in the Arkansas economy. Arkansas ranks first in the nation in rice production, second in poultry, and fourth in cotton production. Other chief agricultural products include soybeans and wheat. Principal manufactured products include chemicals, food products, lumber and wood products, paper, electronic equipment, rubber and plastic products, furniture, home appliances, apparel, machinery, transportation equipment, and steel. In addition, the State has significant natural gas and oil producing interests, as well as mining and forestry activities. The diversification of economic interests has lessened the State’s cyclical sensitivity to the impact of any single sector. The unemployment rate for 2014 averaged 6.13% compared to a national rate of 6.15%.

The gross domestic product for Arkansas in 2013 was $124,218 (millions) and retail sales for 2014 were $38,995.3 (millions). Property values in Arkansas for real and personal property in 2013 are estimated at an assessed value of $39,693,688,985.  The employment distribution among various sectors of the economic base of Arkansas in December of 2013 was as follows (rounded percentages): 21% Trade, Transportation, and Utilities; 18% Government; 14% Education and Health Services; 13% Manufacturing; 11% Professional and Business Services; 9% Leisure and Hospitality; 4% Construction; 4% Financial Activities; 1% Natural Resources and Mining; 1% Information; and 4% Other Services.

Arkansas is a leader in the South for its favorable business climate and low cost of doing business. The State’s average cost of living for the metropolitan statistical areas is consistently lower than the national average. Businesses are able to enjoy low tax obligations through incentives, exemptions, credits, and refunds. Four Fortune 500 firms are headquartered in Arkansas: Dillard’s, Inc., Tyson Foods, Inc., Wal-Mart Stores, Inc., and Murphy Oil Corporation. An additional 57 Fortune 500 companies have operations in Arkansas.

Fiscal Matters.  The General Assembly, the Office of Budget, and the Office of Accounting of the Department of Finance and Administration (“DFA”), the Governor, the Treasurer, and the Division of Legislative Audit share responsibility for statewide financial management. The State is prohibited from deficit spending by its Constitution, and spending is limited to actual revenues received by the State. The General Assembly is responsible for legislating the level of State services and appropriating the funds for operations of State agencies. The Office of Budget prepares the Executive Budget with the advice and consent of the Governor and also monitors the level and type of State expenditures. The Office of Accounting has responsibility for maintaining fund and appropriation control and, in conjunction with the Auditor of the State, has responsibility for the disbursement process. The Treasurer has responsibility for maintaining the State fund balances and the investment of State funds, with the advice of the State Board of Finance. The Division of Legislative Audit has responsibility for performing financial post-audits of State agencies.

Budgetary control is maintained through legislative appropriation. State agencies submit budgetary requests annually to the Office of Budget of the DFA. The Office of Budget prepares the Executive Budget and an estimate of general revenues. The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The appropriation process begins in the joint House-Senate Budget Committee and then proceeds through both houses of the General Assembly. Legislative appropriations are subject to the Governor’s approval or veto, including the authority of line-item veto.

DFA maintains control over the spending patterns of the State through control at the line-item level. Arkansas Code Title 19 (Public Finance) requires the Director of the DFA, who is the State’s Chief Fiscal Officer, to be aware of the actual and estimated funds available at all times to ensure that they are sufficient to maintain the State on a sound financial basis without incurring a deficit. The law provides that 60 days prior to the convening of the General Assembly each year, the Governor shall issue a General Revenue Forecast based on the aggregate revenue forecasts of each state agency. The forecast identifies the expected level of general revenues collections and the net distributions of those revenues for the year, as required by the state’s Revenue Stabilization Act. The General Assembly then authorizes the level of funded appropriation each year based on the annual general revenue distribution along with other special and federal revenue sources.

For the 2014 fiscal year, general fund State revenues totaled $15,530,914 (thousands). Total expenditures were $14,958,973 (thousands). The surplus above net available distribution was $78.7 million.  The excess of revenues over expenditures was $571,941 (thousands). The total net change in fund balance totaled an increase of $384,492 (thousands) with $3,320,009 (thousands) as the fund balance at the beginning of the year and $3,704,501 (thousands) at the end of the year.

Indebtedness of the State of Arkansas.  The Constitution and laws of the State of Arkansas do not limit the amount of debt that may be incurred by the State. General obligation debt may be incurred only upon approval of the electors of the State at a general election or a special election held for such purpose. The State issues both general obligation bonds and special obligation or revenue bonds. General obligation bonds are backed by the full faith and credit of the State, and revenue bonds are backed by a revenue source and restricted funds as specified in the bond resolution. Revenue bonds generally are designed to be self-supporting from the revenue source related to the financed program. Depending on the issuing entity, the State’s bonds are rated between Aaa and Baa1 by Moody’s Investor Service, with general obligation bonds generally rated Aa1. The rating of Aa1 indicates a very strong creditworthiness compared to similar issues.

General obligation bonds outstanding at June 30, 2014 totaled $1,373,554 (thousands).  With an estimated 2014 population of 2,966,369, the debt per capita is $463.04. Arkansas also has a number of issues of special obligation or revenue bonds outstanding.

In regard to guaranteed indebtedness, the Arkansas Economic Development Commission (“AEDC”) has the authority to guarantee repayment of indebtedness incurred by private borrowers, not to exceed $5,000,000 in each instance, to promote industrial development within the State. In addition, the Arkansas Development Finance Authority (“ADFA”) may guarantee bonds issued by ADFA, or other local issuers for various educational and economic development purposes, including obligations issued by a venture capital investor group.

The State’s governmental activities had $1.7 billion in bonds, notes payable, installment sales payable, and capital leases outstanding at June 30, 2014. Also, at that time, the governmental activities of the State had approximately $242.5 million of claims and judgments outstanding. The State’s business-type activities had $2.1 billion in bonds, notes payable, and capital leases outstanding at June 30, 2014. At that time, the business-type activities had approximately $294.2 million of claims and judgments outstanding.

State Retirement Programs.  Arkansas currently has five major retirement systems for its employees: the Arkansas Public Employees Retirement System (“APERS”), the Arkansas State Police Retirement System (“ASPRS”), the Arkansas Judicial Retirement System (“AJRS”), the Arkansas Teacher Retirement System (“ATRS”), and the Arkansas State Highway Employees Retirement System (the “ASHERS”).

APERS is a cost-sharing, multiple-employer, defined benefit plan covering all State employees not covered by another authorized plan, although a small number of the participants in this system do continue in a participatory program in existence prior to 1978. As of June 30, 2014, the number of active participants in the program was 45,837, and the number of retired and survivor beneficiaries was 31,914. The ASPRS is a single-employer, defined benefit pension plan covering all commissioned police officers of Arkansas State Police. The ASPRS is administered by APERS and, as of June 30, 2014, included 471 active participants, 59 deferred retirement active participants, and 607 retired participants and survivor beneficiaries. AJRS is a single-employer, defined benefit pension plan which covers all Circuit and Court of Appeals Judges and Supreme Court Justices. As of June 30, 2014, there were 140 active participants and 124 retired participants and survivor beneficiaries in AJRS. ATRS is a cost-sharing, multiple-employer, defined benefit plan which covers all Arkansas Public School employees, with some exceptions, and employees of State colleges and universities and the Department of Vocational and Technical Education Division who do not elect a qualified alternative retirement plan. As of June 30, 2014, there were 70,225 active participants and 38,478 retired participants. ASHERS is a single-employer defined benefit plan covering all employees of the Arkansas State Highway and Transportation Department. As of June 30, 2013, there were 3,556 active participants and 3,060 retired participants and beneficiaries.

Other Post Employment Benefits.  In addition to the pension benefits, the State provides other post employment benefits through the Employee Benefits Division of DFA and, for uniformed state police employees, through the Arkansas State Police. State colleges and universities also provide other post-employment benefits.

Economic Forecast.  The State’s personal income for the 2014 fiscal year was $111,983,770 (thousands), an increase of $5.1 billion or 3.1% over fiscal year 2013.  Personal income for fiscal year 2015 is estimated at $112.6 billion, an increase of $4.59 billion or 4.2% over fiscal year 2014.  In 2015, wage and salary employment is expected to average 1.20 million jobs, an increase of 14,000 jobs from 2014. The actual net revenues collected in 2014 were $5.022 billion, and the estimated actual net revenues for 2015 are estimated at $5.047 billion.

California:

The following discussion highlights some important financial information, which is drawn from official statements relating to securities offerings of the State (including the official statement for the State’s $1,944,865,000 General Obligation Bonds, dated March 4, 2015, the “Latest OS”), its agencies or instrumentalities, as available as of the date of this Statement of Additional Information and well as other releases recently made by the State and the federal government.

General Demographic and Economic Factors

California’s economy, the largest among the U.S. states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California led the nation’s path through the recession and into the recovery. California labor markets deteriorated dramatically during the latter half of 2008 and the first nine months of 2009, suffering their worst losses on record. From July 2007 through February 2010, the State lost 1.3 million nonfarm jobs. These losses switched to very modest gains during 2010 and 2011, and such gains greatly accelerated during 2012 and continued to grow through 2014. California has gained 1,8 million jobs from February 2010 through December 2014, recovering all lost nonfarm jobs lost during the recession.

The State’s population is about 38.5 million, which represents slightly more than 12% of the total United States population.  While the last few years have seen relatively slow population growth, this short-term trend is in the process of changing as California’s economy continues to rebound. In 2014, California’s annual growth rate reached 0.9%, the highest rate of the decade.  California’s population is highly concentrated in metropolitan areas, with greater than 60% of its people located in the five-county Los Angeles area and the nine-county San Francisco Bay combined metropolitan areas.

Total personal income in California, estimated at $1.857 trillion in 2013, accounted for 13.1% of all personal income in the nation (a gross increase of 2.8% compared to the previous year, and a very slight uptick as a percentage of the nation’s aggregate), and total civilian employment was over 17.278 million in 2014 (surpassing the pre-recession peak employment in 2007), the majority of which was in the services and trade sectors. The latest statistics from the U.S. Department of Labor (May 2015) pegs State unemployment at 6.4%, still the eighth highest rate in the nation. As further discussed herein, the State (and by extension its political subdivisions) had been very hard hit by the national recession. Real property values within the State suffered large declines during the recession, but have seen robust increases, at the top end in the nation, in recent years. Foreclosures, in which California, during the recession became a national leader, have moderated dramatically, as has unemployment which had skyrocketed into double digit rates, though it is still relatively high, resultant from which the State may continue to experience revenue collections issues.

California’s recovery spread to more sectors of the economy in 2013, with continued progress in 2014 and 2015.  Growth in the high-technology sector, international trade, and tourism are being supplemented by better residential construction and real estate conditions. Overall, California’s real GDP increased by 2 percent in 2013, and totaled $2.2 trillion at current prices, making it the eighth largest economy in the world.  While the current drought (as described herein) is one of the most severe in California’s history, some farmers were able to offset the effects of surface water shortfalls in 2014 through groundwater pumping, shifting crop patterns, and planting fewer acres. A continuation of drought conditions in 2015, however, would be expected to have more severe impacts, as options for adjustment would be more limited.  Personal income increased in sixteen of the eighteen quarters through the third quarter of 2014, with decreases only in the fourth quarter of 2011 and the first quarter of 2013.  The decrease in early 2013 was partially due to the expiration of the federal payroll tax holiday. In February 2014, the private sector had surpassed the pre-recession peak in payroll employment, but the declines in the government sector meant that total nonfarm payroll jobs did not surpass the pre-recession peak until June 2014. Despite the drought, farm employment has been relatively steady, with farm jobs averaging 406,700 through December in 2014 compared with 407,400 over the same period in 2013. After hitting a low of close to 200,000 units (seasonally-adjusted and annualized) in the middle of 2007, sales of existing single-family homes have rebounded to over 360,000 units annually.  Home prices continued to climb in 2013 and 2014 reaching levels not seen in more than five years.  The median price of existing, single-family homes sold in December 2014 was $452,570.  However, this remains 24 percent below the pre-recession peak. California issued 83,000 residential building permits in 2013, 42.6 percent more than were issued in 2012 but still only 39 percent of the 213,000 permits issued in 2004.  There were 86,000 permits issued in 2014, an increase of 4 percent over 2013. These remain mostly permits for multi-family structures. After growing 3.9 percent in 2013, California export growth slowed to 3.6 percent in 2014.  The California economy is expected to continue making steady progress.  Industry employment is forecast to expand 2.4 percent in 2015, and 2.3 percent growth is projected for 2016.  Personal income is projected to grow 4.4 percent in 2014, 4.5 percent in 2015, and 5.3 percent in 2016.  Despite moderate to rapid growth in the past few years, which appears to be continuing into 2015, there are still risks to the California economy.  Economic expansions do not last forever.  In the post-war period, the average expansion length is almost five years and the longest expansion was ten years.  As of January 2015, the current expansion has lasted close to six years.

State Finances

Overview of State Financial Condition.  During the recent national recession, which officially ended in California in 2009, the State experienced the most significant economic downturn since the Great Depression of the 1930s.  As a result, state tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls in the period from 2008 through 2011.  To offset these factors, the State enacted and maintained significant spending reductions in recent budget years, and voters in 2012 approved Proposition 30 providing for increased State revenues for several fiscal years going forward.  As of the 2015-16 Governor’s Budget, the State budget is projected to remain balanced through the end of fiscal year 2018-19.  Voters also approved Proposition 2 in November 2014, which directs specified revenues towards increasing reserves in the California’s rainy day fund and paying down specified debts.  This mechanism will save money for the next recession and pay down the state’s debts and liabilities.  By the end of fiscal year 2015-16, California’s rainy day fund is projected to have a balance of $2.8 billion.  In addition, the 2015-16  Governor’s Budget repays the remaining $1 billion in budgetary deferrals to schools and community colleges, discharges the last of the $15 billion in Economic Recovery Bonds that were issued to cover budget deficits from as far back as 2002, and repays local governments $533 million in mandated reimbursements.

Despite this major budgetary improvement, there remain a number of risks and pressures that threaten or could threaten the State’s financial condition, including the need to repay billions of dollars of obligations which were deferred (or borrowed from other funds) to balance budgets during the economic downturn, as well as significant unfunded liabilities of the two main retirement systems managed by state entities, CalPERS and CalSTRS.  In addition, the State’s revenues, which are significantly dependent on personal and corporate income tax receipts, can be volatile and correlate rather directly to general economic conditions (over which the State has little control).  The State is trying to ameliorate this issue by building adequate financial reserves during periods of economic expansion.  Finally, the State continues to be hampered by the constitutional restrictions imposed on its raising revenues, and equally so by constitutional mandates in respect to certain expenditures, particularly, education.

Inter-Fund Borrowings.  Substantial inter-fund borrowing has been used to meet temporary imbalances of receipts and disbursements in the General Fund.  Upon exhaustion of funds in the General Fund, the Governor previously ordered the State Controller to direct the transfer of all or any part of the monies not needed in special funds to the General Fund. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so.  Billions of dollars of inter-fund borrowings were made to replenish the General Fund, the current outstanding balance thereof having being reduced to approximately $4.0 billion.

State Revenues, Expenditures and Cash Management. The State’s moneys are segregated into over 1000 funds, the lion’s share of which are found in the General Fund. The General Fund is credited with all revenues received by the State Treasury and not required by law to be credited to any other fund.  The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The State receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax, and corporation tax (which collectively constitute over 90 percent of total General Fund revenues and transfers). The State expends money on a variety of programs and services. Significant elements of State expenditures include education (both kindergarten through twelfth grade and higher education), health and human services, and correctional programs.  The State maintains two (2) budget reserve funds. The Special Fund for Economic Uncertainties (the “SFEU”) was to be funded with General Fund revenues, and was established for the purpose of protecting the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller was authorized to transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund; such transfers being characterized as “loans.” The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the State Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. The SFEU was completely drained of funds in California’s post-recession period.  Only recently, with the upturn in California’s economy and its receipt of enhance revenues, has the SFEU again become viable. It is projected that the SFEU will have a balance of $450 million at the end of fiscal year 2015, increasing to $534 million at the end of fiscal year 2016. In addition, Proposition 58 created a second budgetary reserve call the Budget Stabilization Account (the “BSA”). The BSA was to be funded from transfers from the General Fund, such transfers continuing until the BSA reached the greater of $8 billion or 5% of the estimated General Fund revenues for a given fiscal year. Based on the State’s budgetary problems, all funds within the BSA were transferred to the General Fund in January of 2008.  No additional deposits to the BSA were made until fiscal year 2015, when a transfer to the BSA in the amount of $3.213 billion was made, half of which is being retained as a “rainy day” fund. The provisions of Proposition 58 have been superseded by Proposition 2, described below, which was approved at the November 4, 2014 election. Proposition 2 provides for a stronger rainy day fund that requires both paying down liabilities and saving for a rainy day by making specified deposits into the BSA. In response to the volatility of capital gains revenues and the resulting boom-and-bust budget cycles, Proposition 2 takes into account the state’s heavy dependence on the performance of the stock market and the resulting capital gains.  Proposition 2 takes effect beginning in fiscal year 2016.

Constraints on the Budget Process; Structural Imbalance.  Complicating the State’s (and certain of its political subdivision’s) budgetary issues, over the years, a substantial number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising state taxes, restricted the use of the state’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.  Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental health services; Proposition 1A, approved in 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A, approved in 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Propositions 22 and 26, approved on November 2, 2010, further limit the state’s fiscal flexibility. Proposition 25, also passed by the voters in November 2010, changed the legislative vote requirement to pass a budget and budget related legislation from two-thirds to a simple majority. It retained the two-thirds vote requirement for taxes. Proposition 30, approved on November 6, 2012, among other things, placed into the state Constitution the current statutory provisions transferring 1.0625% of the state sales tax to local governments to fund realignment; and Proposition 39, approved on November 6, 2012, among other things, dedicates for five years approximately $550 million annually to clean energy projects out of an expected $1 billion annual increase in corporate tax revenue due to reversal of a provision adopted in 2009 that gave corporations an option on how to calculate their state income tax liability.  Most recently, Proposition 2 passed by voters on November 4, 2014 amends the Proposition 58 version of the Budget Stabilization Account, and requires one-half of a calculated amount of money to be put aside in a “rainy day fund,” with the other half to be used to pay down debts and liabilities for the first fifteen years.  The effect of these various constitutional and statutory changes and budget developments result in a structural imbalance in the State’s ability to raise revenues and its obligations to make expenditures, upon the ability of California issuers of municipal securities to pay interest and principal on their obligations is uncertain and may depend, in part, on whether a particular security is a general obligation or limited obligation bond (with limited obligation bonds being generally less affected). Moreover, other measures affecting the taxing and spending authority of California or its political subdivisions may be approved or enacted in the future. However, it is not possible to predict the likelihood of such future legislation or other measures. There is no assurance that any California municipal securities issuer in which the California Fund may invest will make full or timely payments of principal or interest or remain solvent.

State and Local Government Interaction, State Assistance.  Property tax revenues received by local governments declined significantly following passage of Proposition 13. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services. To offset these tax revenue losses, the State provides aid to local governments from the General Fund, principally for the purpose of funding K-12 schools and community colleges. Legislation and the enactment of Proposition 1A and Proposition 22 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”). One such change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues declined between fiscal years 2009-10 and 2011-12. This arrangement continues without change in the 2015-16 budget. As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A. Proposition 1A reduces the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and VLF revenues. Beginning with the fiscal year ending in 2009, the State was able to borrow up to 8% of local property tax revenues, such borrowed amounts to be repaid within three years.  Amounts previously borrowed by the State were fully repaid under the fiscal year 2012-2013 budget. Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Proposition 1A also prohibits the State from mandating that cities, counties or special districts undertake certain activities without providing for the funding needed to comply with such mandates. If the State does not provide funding for a mandated activity that mandate would be suspended. In addition, the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. To the extent the State should be constrained by its appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.

Current and Adopted Budgets.  The budget discussions below are based on estimates and projections of revenues and expenditures as supplied by the State. These estimates and projections are based upon public releases from the California Department of Finance and the Latest OS.

Current Fiscal Year 2014-15 Budget.  The 2014-15 fiscal year budget, was enacted on June 20, 2014, provided for a multi-year plan that was balanced, established a $1.6 billion reserve, and continued to pay down budgetary debt from past years. When the budget was enacted, General Fund revenues and transfers for fiscal year 2014-15 were projected at $105.5 billion. Current estimates total General Fund revenues to $108 for the year. General Fund expenditures for fiscal year 2014-15 were projected at $108.0 billion, but have been revised up to $111.7 billion.  Pursuant to Proposition 58 of 2004, the State set aside $3.212 billion (3 percent of estimated General Fund revenues) in the BSA, of which half will remain in the BSA, and half was transferred to retire Economic Recovery Bonds. Under the state’s budgeting procedures (and included in the figures in the previous paragraph), the $1.6 billion transferred to the BSA for “rainy day” purposes will be reflected as a reduction of revenues and transfers, while the $1.6 billion used to retire the Economic Recovery Bonds will be reflected as an expenditure of General Fund resources.

Adopted Fiscal Year 2015-16 Budget.  The 2015-16 budget released by the Governor on January 9, 2015 and adopted on June 24, 2015, that goes into effect on July 1, 2015, includes a multi-year plan that is balanced, and continues to pay down budgetary debt from past years. General Fund revenues and transfers for fiscal year 2015-16 are projected at $113.4 billion, an increase of $5.3 billion or 4.9 percent compared with revised estimates for fiscal year 2014-15. General Fund expenditures for fiscal year 2015-16 are projected at $113.3 billion, an increase of $1.6 billion or 1.4 percent compared with revised estimates for fiscal year 2014-15. Major components of the budget include Proposition 98 (K-14 Education) funding totaling $65.7 billion (of which $47.0 billion is from the General Fund); $14.5 billion of funding for higher education (of which $14.1 billion is from the General Fund); $52.5 billion of funding for health and human service programs (of which $31.9 billion is from the General Fund); and $12.7 billion of funding for public safety programs (of which $10.2 billion is from the General Fund).  The 2015-2016 budget projects that the State will not have any need to use external cash flow borrowing in this fiscal year.

Bond Ratings

Standard & Poor’s, Moody’s and Fitch Ratings assign ratings to California’s long-term general obligation bonds.  The State’s general obligation bond ratings, from all its rating agencies, dropped considerably since the onset of the national recession, and have remained at lowered levels, after coming off their absolute lows, with the agencies all citing liquidity pressures, likelihood of lower revenues and a continuing economic decline.  In March of 2015 California issued its general obligation bonds that were rated “Aa3”, “A+”, and “A+” by Moody’s, S&P and Fitch, respectively.

The obligations of California’s municipalities are generally stand-alone credits, rated on their own, and not affected by the State’s bond ratings. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California’s rating.  Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.   There can be no assurance that the conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions.  Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity.

Obligations of the State of California

General Obligations.  Under the California Constitution, debt service on the most of the State’s outstanding general obligation bonds is appropriated and paid from the General Fund (other than self-liquidating bonds). Such debt service is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2015, California had approximately $79 billion aggregate amount of long-term general obligation bonds (and capital leases) outstanding, of which $76.7 are payable primarily from the State’s General Fund (the remainder being self-liquidating), and unused voter authorizations for future issuance of approximately $31.7 billion of long-term general obligation bonds (and capital leases).

California Long Term Lease Obligations.  Based on a series of court decisions, certain long-term lease obligations, although typically payable from the General Fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

Non-Recourse Debt.  Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users or local governments of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $58.1 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2014.

Obligations of Other Issuers

There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. The primary units of local government in California are its 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.

Recent Developments

Statewide.  2015-16 Governor’s Budget. On January 9, 2015, the Governor released his budget proposal for the coming fiscal year. The 2015-16 Governor’s Budget sets forth a structurally balanced budget which continues to pay down debt while it invests in education, strengthens the California’s infrastructure, addresses poverty and income inequality, and builds a strong reserve fund.

Strong Revenues.  The Governor’s proposed budget reports that General Fund revenues, primarily from increased collections of personal income tax, sales and use tax, and corporate tax, are estimated to be about $3 billion higher for ending fiscal year and the prior fiscal year, combined, than projected when the fiscal year 2014 budget was enacted.  Together with additional adjustments of $0.7 billion to the beginning balance of the General Fund, California found itself with $3.7 billion in additional resources for the current fiscal year.  In accordance with state law, virtually all of those additional resources are being used to further reduce budgetary debt, to increase support for public education and offset increased Medi-Cal costs,

Recent Tax Receipts. Through January, 2015, the State’s Department of Finance reported that preliminary General Fund agency cash receipts have been $472 million above the 2015-16 Governor’s Budget forecast. The primary reasons for receipts being above forecast has been a spike in sales tax receipts.

Drought Conditions. California is in the third year of a drought. After three years of lower precipitation than usual, the drought effects in 2014 were only able to be offset by temporary measures such as additional groundwater pumping, shifting crop patterns, and fallowing fields. California receives the majority of its rainfall during October through March. As of the end of January 2015, more than three-quarters of California is still classified as experiencing extreme or exceptional drought conditions. However, a relatively small proportion of California’s economy will be directly impacted by water shortages. In particular, agricultural production totaled $46.7 billion out of $2.2 trillion in 2013 California gross domestic product.

Local.  In May of 2008, the City of Vallejo, California (a suburb of San Francisco) sought bankruptcy protection and the adjustment of its debts under chapter 9 of the United States Bankruptcy Code. The City of Vallejo emerged from bankruptcy in November of 2011, but its financial stability remains threatened by high and rising municipal pension costs for police and firefighters.

On June 28, 2012 the City of Stockton (a city located 64 miles to the east of San Francisco) filed a case seeking bankruptcy protection and the adjustment of its debts under chapter 9 of the United States Bankruptcy Code. The case was filed in the United States Bankruptcy Court for the Eastern District of California, Sacramento Division. At the time of its filing, Stockton was the largest city to declare bankruptcy under chapter 9 in United States history. This river port community of 292,000 had been hit hard by the weak housing market and overly generous public employee salaries and benefits. The City’s General Fund suffers from a fundamental structural imbalance where expenditures substantially exceed revenues. On February 25, 2015 the City of Stockton emerged from bankruptcy, paying bondholders (and other creditors) pennies on the dollar, slashing its municipal workforce (and their current wages), discharging all retiree healthcare payments, but leaving in place its full pension obligation to retired employees (despite the Bankruptcy Court’s ruling that these pension obligations were subject to discharge).

On August 1, 2012, the City of San Bernardino, California (a city located 65 miles to the east of Los Angeles) filed a case seeking bankruptcy protection and the adjustment of its debts under chapter 9 of the United States Bankruptcy Code.  The case is being heard in the United States Bankruptcy Court for the Central District of California, Riverside Division.  The city of 210,000 has been hit hard by the weak housing market and overly generous public employee salaries and benefits.  As with the other two major California municipal bankruptcies, the major issue respecting the City’s financial stability is its high and rising employee pension costs for police and firefighters. On May 29, 2015, the City of San Bernardino entered its Plan of Adjustment, and the Bankruptcy Court set an October hearing date to determine the state of the City’s finances. Under the proposed plan, bondholders would be paid pennies on the dollar (pension bonds in particular being essentially wiped out), municipal retirees would lose health care subsidies and municipal services such as fire and garbage collection would be privatized.

Legal Proceedings

The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues (or cash flow including through the limitation of certain financing vehicles or budgetary mechanisms). Lawsuits involving issues such as environmental cleanup, state employee retirement benefits, use of certain revenues and repayments of certain mandate costs to municipalities, healthcare and welfare programs, tax refunds, escheated property, Indian tribal issues and privacy rights. If the State eventually loses any of these cases, the final remedies generally will involve multiyear consequences the full impact of which should not be felt in any one year.

Other Considerations

Numerous other factors may adversely affect the State’s and its municipalities’ economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods, have caused substantial damage to parts of California or have harmed the State’s economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.  In fact, the State is experiencing record dry conditions, and the Governor proclaimed a State of Emergency and directed State officials to take all necessary actions to address this condition.

Georgia:

As of June 10, 2015, the total indebtedness of the State of Georgia consisting of general obligation debt and guaranteed revenue debt totaled $9,098,100,000.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority permitting it.

Virtually all debt obligations of the State of Georgia and its counties, municipalities and other political subdivisions and public authorities are required by law to be validated and confirmed in a judicial proceeding prior to issuance.

The State operates on a fiscal year beginning July 1 and ending June 30. Treasury receipts for the fiscal year 2014 showed an increase of 3.7% over receipts for the similar period in the previous fiscal year.

According to the State Accounting Office, individual income tax receipts and sales and use tax receipts of the State for fiscal year 2014 comprised approximately 44.26% and 25.30%, respectively, of the total State tax revenues.  Sales Tax revenues declined by 2.9% in fiscal year 2014 compared to fiscal year 2013 while individual income tax revenues increased by 2.2%.

The unemployment rate of the civilian labor force in the State for 2013 and 2014 was 8.2% and 7.2% respectively according to data provided by the U.S. Department of Labor, Bureau of Labor Statistics.  The preliminary estimate for the unemployment rate in the State for March of 2015 was 6.3%. According to preliminary estimates from the Georgia Department of Labor, in descending order, trade, transportation and utilities, professional and business services, education and health services, leisure and hospitality and manufacturing comprise the largest sources of non-agricultural, private sector employment within the State in March 2015

Moody’s, S&P, and Fitch have given outstanding State of Georgia debt ratings of “Aaa”, “AAA”, and “AAA”, respectively.

The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State’s interests. The status, as of June 10, 2015, of certain of such lawsuits which could have a significant impact on the State’s financial position are summarized below.

Tibbles v. Teachers Retirement System of Georgia, et al., Supreme Court of Georgia Case No. S15A0366, November 6, 2014, transferred byGa. Court of Appeals Case No. A15A0520, October 31, 2014, on appeal from Fulton County Superior Court Civil Case No. 2012-CV-223341, October 31, 2012.  This is a proposed class action filed by a retired teacher (“Tibbles”) who alleges that Teachers Retirement System of Georgia (“TRS”) has underpaid her monthly retirement benefit as well as those of the members of the purported class.  The Superior Court of Fulton County (the “trial court”) approved the parties’ joint request to litigate first the question of whether there is any liability to Tibbles.  Then, only upon a finding of liability would the parties litigate the issue of whether a class should be certified.  The parties filed cross-motions for summary judgment on the initial issue of liability in December 2013, and the trial court heard oral arguments in April of 2014. On June 19, 2014, the trial court granted the motion for summary judgment filed by TRS and its Board of Trustees members and denied the motion for summary judgment filed by Tibbles.  Tibbles filed an appeal to the Georgia Court of Appeals, which was then administratively transferred to the Georgia Supreme Court for jurisdictional reasons.  The Georgia Supreme Court heard oral argument on February 17, 2015.  The case is pending before the Georgia Supreme Court.  At this stage of litigation, it is impracticable to render an opinion about whether the likelihood of an unfavorable outcome is either “probable” or “remote”; however, the State believes it has meritorious defenses and is vigorously defending this action.

Phoenix Development and Land Investment, LLC v. Board of Regents, Athens-Clarke County Superior Court, Civil Case No. SU11CV0977, filed on June 30, 2011. The plaintiff, Phoenix Development and Land Investment (“Phoenix”) purchased a tract of land which included property upon which the Board of Regents inadvertently had placed part of an inert landfill prior to Phoenix’s purchase. Phoenix filed an action against the Board of Regents claiming trespass, nuisance and inverse condemnation, seeking damages in the amount of $16,000,000. The Board of Regents filed a counterclaim for quiet title to the disputed property. After several motions hearings, the court granted a motion to dismiss the tort claims, so that the only claim remaining to be tried is the inverse condemnation claim. Potential damages recoverable are the just and adequate compensation for the inverse claim, plus possible attorney’s fees and bad faith damages under O.C.G.A.§13-6-11.  This matter has been settled short of trial.  The settlement remains in escrow at this time awaiting finalization of all required documents.  All claims of all parties are dismissed.

Georgia Power Company, et al. v. Lynnette T. Riley, Commissioner, Georgia Department of Revenue, Ga. Tax Tribunal Docket No. 1403540, July 26, 2013. Georgia Power seeks a refund of sales and use taxes allegedly paid on purchases of certain tangible personal property, which Georgia Power asserts to be subject to certain manufacturing-related sales and use tax exemptions. The total sales and use tax refund claimed by Georgia Power is in excess of $18,000,000. The Commissioner’s position is that the machinery and equipment in question do not qualify for the sales tax exemption.  The Georgia Tax Tribunal conducted a trial in this case in November of 2014.  The Tribunal ruled in favor of the Commissioner.  Georgia Power has filed a petition for review in the Superior Court of Fulton County which is pending.  At this stage of litigation, it is impracticable to render an opinion about whether the likelihood of an unfavorable outcome is either “probable” or “remote”; however, the State believes it has meritorious defenses and is vigorously defending this action.

Trecia Neal, et al. v. Georgia Department of Community Health, Ga. Court of Appeals Case No. A15A1033, on appeal from Fulton County Superior Court Civil Case No. 2014-CV-246395, May 14, 2014.  Plaintiffs, who seek class action status, are members of the State Health Benefit Plan (“SHBP”) who have brought suit for breach of contract asserting that retroactive modifications to the SHBP that were made after members enrolled for the 2014 plan year had the effect of breaching the members’ alleged contracts with SHBP.  Plaintiffs assert that state employees who elected the higher cost coverage options had their benefits reduced to similar benefits received by employees paying significantly lower costs, but the higher premiums were not reduced or refunded.  Plaintiffs seek reimbursement of excess medical premiums paid by the class members, plus attorneys’ fees.  The Department of Community Health (“DCH”) filed a motion to dismiss based on sovereign immunity arguing that the SHBP documents do not create an express, written contract with the state employees, however the judge denied the motion.  DCH filed an appeal to the Georgia Court of Appeals.  The case has been fully briefed and oral argument is scheduled for June 9, 2015.  A decision is not likely until fall 2015.  At this state of litigation, it is impracticable to render an opinion about whether the likelihood of an unfavorable outcome is either “probable” or “remote”; however, the State believes it has meritorious defenses and is vigorously defending this action.

Guam:

Tourism revenues and U.S. federal and military spending contribute to Guam’s economy.  Guam’s proximity to many of the major cities of Asia and the South Pacific greatly contributes to the diversity of the island’s population and the visitor industry.  This geographic advantage also provides U.S. military operations with significant flexibility compared to other locations in the Pacific and Asia.  Guam has an international airport, the Antonio B. Won Pat Guam International Air Terminal (the “ Airport”), operated by the A.B. Won Pat International Airport Authority,  Guam, a public corporation and autonomous instrumentality of the Government of Guam.  The airport is centrally located in Guam’s business district on an 1,800 acre parcel and has 768,000 square feet of terminal space along with hangars, maintenance facilities, warehouse space, storage facilities, office space, and expansive ground space.  The Airport is the only commercial airport serving Guam and is the principal air carrier airport serving the surrounding Micronesian islands.  According to the Federal Aviation Authority (the “FAA”), 1,488,187 enplaned passengers were processed through the Airport in calendar year 2013, making the Airport the 70th busiest primary airport within the FAA system.  According to data published by U.S. Department of Commerce Office of Travel and Tourism Industries, for calendar year 2013, the Airport was the 8th busiest port of entry to the United States for non-U.S. resident arrivals (excluding arrivals from Canada and Mexico).

On December 5, 2013, the Bureau of Economic Analysis of the United States Department of Commerce (“BEA”) released its estimates of gross domestic product (“GDP”) and gross domestic income (“GDI”) for Guam for 2011 and 2012 and its estimates of gross domestic product by industry and compensation by industry for Guam for 2011 and revised estimates for 2008 through 2010.  The BEA’s estimates indicate that Guam’s GDP grew from $3.349 billion in 2002 to $4.761 billion in 2012.  The 2012 GDP figure consists of approximately $3.0 billion of personal consumption expenditures, $3.0 billion of government consumption expenditures and gross investment, and $204 million of private fixed investment, and is offset by approximately $1.6 billion of net exports.  The BEA also estimates that Guam’s real per capital GDP, measured in 2005 dollars adjusted for inflation, grew from $23,378 in 2002 to $25,388 in 2012.

Guam’s real GDP increased 0.5% in 2012 after decreasing 0.6% in 2011.  For comparison, real GDP for the United States (excluding territories) increased 2.8% in 2012 after increasing 1.8% in 2011.  The decline in Gam’s real GDP in 2011 resulted primarily from a decrease in private fixed investment and a deterioration in the trade balance that was partially offset by growth in territorial government spending in conjunction with government construction activities.  The largest contributor to the growth in Guam’s real GDP during 2012  was spending by tourists, which was partially offset by decreases in federal and territorial governmental spending, as government construction activity declined and governmental employee compensation decreased.

Spending by tourists makes up the vast majority of Guam’s exports of services.  Guam’s net real exports of services increased 0.8% in 2011 and 12.2% in 2012.  These fluctuations correspond with the number of visitors to Guam.  Guam’s real consumer spending on goods and services increased 0.5% in 2012 after declining 0.6% in 2011.  Consumer prices rose during this period, increasing 3.4% in 2012 after increasing 2.4% in 2011 and 1.1% in 2010.

Average annual individual income for residents of Guam has increased from $26,730 in 2003 to $32,700 in 2013, a compound annual growth rate of 2.0%, according to the United States Department of Labor Bureau of Labor Statistics.

Most food and goods are imported, and approximately 70% of imports are from the U.S. mainland.  Guam’s commercial shipping port is the entry point for more than 90% of Guam’s imports and also serves as a transshipment center for Micronesia.   The port handled approximately 1.86 million revenue tons, including the contents of over 85,000 twenty-foot-equivalent unit containers, and received approximately 15,000 passengers (including cruise ship calls) in fiscal year 2012.

According to the 2010 U.S. Census, Guam’s 2010 population estimate was 159,358.  This represents a 2.9% increase over the 2000 U.S. Census tabulation of 154,805, which was in turn a 16.3% increase over the 1990 population of 133,152.

Approximately 75% of Guam’s workforce is employed in the private sector, with the remainder in government, both local and federal. Guam’s individual and household incomes have fairly equal distributions, as compared to other nations, islands, or territories in similar stages of economic development.  Guam’s unemployment was 10.0% as of September 2013.

Tourism has represented the primary source of income for Guam’s economy for over twenty-five years.  Visitor arrivals first exceeded 1,000,000 travelers in 1994 and have remained near or above that level ever since.  The number of annual visitors to Guam increased from 856,931 in Fiscal Year 2003 to 1,337,665 in Fiscal Year 2013, an average annual increase of 1.9%. Visitor arrivals were generally flat from Fiscal Year 2005 to Fiscal Year 2007. Arrivals for Fiscal Year 2008 declined due to the global recession. Arrivals for Fiscal Year 2009 declined due to a spike in diagnoses of the H1N1 virus in Japan in early 2009. Visitor arrivals increased approximately 11.2% from Fiscal Year 2009 to Fiscal Year 2010. Arrivals for Fiscal Year 2011 declined following the natural disasters in Japan in March 2011; however, the overall effect was mitigated by increased arrivals from South Korea and Taiwan. Based on preliminary information, visitor arrivals for Fiscal Year 2013 increased by 5.3%.

Historically, the tourism industry, both worldwide and on Guam, has correlated closely with the state of the world’s economies and levels of real disposable income. Also, currency exchange rates, trade balances, political relationships, and conflicts within and between countries are increasingly important influences on tourism. Economic growth in Japan and throughout the Pacific Rim, and the resulting effect on overseas travel from these countries, is a major determinant of tourism on Guam. The Japanese government has encouraged international travel as a means of reducing its trade surplus and Guam has benefited directly from this policy. Like that of many destinations, Guam’s tourism industry is susceptible to the negative impacts of terrorism and other conflicts on the travel industry in general.

The level of active duty military personnel in Guam increased slightly from 2007 to 2010.  In 2010, it was anticipated that the military build-up would have three major parts: relocation of the Third Marine Expeditionary Force from Okinawa, Japan, creation of the infrastructure for an aircraft carrier berthing, and installation of an Army Air and Missile Defense Task Force.   In the years following 2010, Guam began to experience a decrease in military personnel as a result of the delay in the relocation of the Third Marine Expeditionary Force from Okinawa and Iwakuni, Japan to Guam.  Concerns regarding the high cost of the relocation, delays in relocating U.S. military personnel and facilities within Japan and the U.S. budget deficit have extended the implementation timeframe for the relocation of the U.S. Marines from Japan.  The proposed U.S.  military build-up is now not expected to occur until after 2018.  In addition, the expected size of the build-up has decreased.  In particular, the relocation of part of the Third Marine Expeditionary Force from Okinawa, Japan is now expected to result in the relocation of approximately 4,700 marines and 1,300 dependents over a 12-year period, rather than approximately 8,600 marines and 9,000 dependents, originally expected.  The Government of Guam cannot predict whether, when or to what extent such increase may occur.  The U.S.

government may choose to relocate military fleets, equipment and personnel from time to time in ways that either increase or decrease the U.S. military presence on Guam, and the Government of Guam cannot predict whether or when such adjustments may occur.

Maryland:

The State of Maryland (“Maryland,” or the “State”) is the 42nd largest of the states by land area, and has a population of 5,976,407 according to Bureau of the Census data from July of 2014, an increase of approximately 3.5% over the previous Census in 2010.  Maryland’s population is concentrated in urban areas, the Baltimore-Washington metropolitan area within the State comprising 50.1% of its area, but containing 86.9% of its population.

The State has a diverse, and moderately growing economy.  Growth in the State of Maryland has been at a lesser rate than the nation as whole in the post-recession economy.  Particular bright spots in the Maryland economy include the State’s positioning in the front ranks of the biotechnology field and the State’s receipt of more federal jobs than any other state in the country as a result of the 2005 Base Realignment and Closure process. The unemployment rate in the State has been lower than the average within the United States during the entirety of the previous decade.  The unemployment rate in Maryland as cited in the U.S. Bureau of Labor Statistics release for May of 2015 was 5.53 compared to the national unemployment rate of 5.5%.

The State’s total expenditures from its General Fund recorded in accordance with generally accepted accounting principles (“GAAP”) for the fiscal years ending June 30, 2012, 2013 and 2014 were $25.613, $25.991 and $27,510 billion, respectively. The State’s General Fund is the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited. The State’s General Fund represents approximately 41% of the State’s total budget, on a budgetary basis. The State’s General Fund had a GAAP deficit in each of these years, in the amounts of $1.063 billion, $585 million and $1.056 billion, respectively. The State Constitution mandates a balanced budget. The State also accounts for its General Fund on a budgetary basis which changes the classification of certain funds and the timing of certain revenues and expenditures.  Thus, even though the foregoing budgets resulted in deficits under GAAP, for State constitutional purposes they ultimately ended up in balance as constitutionally required.

On April 5, 2014, the General Assembly enacted the 2015 fiscal year budget (the “2015 Budget”). The 2015 Budget included legislation that increased General fund revenues and decreased General Fund appropriations. Without the inclusion of meaningful tax increases, most of the General Fund adjustments were accomplished through transfers to and from other governmental funds.  In the course of fiscal year 2015, revenues have been significantly less than anticipated and Medicaid enrollment growth has been higher than expected.  In response to these factors, the Governor presented to Board of Public Works (which unanimously approved) significant General Fund spending reductions including a 2% across-the-board reduction of all general fund agencies’ expenditures; the total savings from which along with certain transfers amounted to $401.4 million.  In addition, the balance in the revenue Stabilization Account of the State Reserve Fund, following the appropriation of $19.7 million included in the fiscal year 2015 Budget, was estimated to be $786.1 million at fiscal year 2015’s end, equal to approximately 5.0% of estimated General Fund revenues.  The Revenue Stabilization Account of the State Reserve Fund was established by the General Assembly in its 1986 session for the purpose of retaining State revenues for future needs and to reduce the need for future tax increases (and is one of the key aspects that have allowed the State to maintain it triple A bond rating throughout the years).

On January 23 2015, the Governor presented his proposed fiscal year 2016 budget to the General Assembly.  The fiscal year 2016 budget (the “2016 Budget”) includes $6.48 billion in aid to local governments and $150 million for the State Reserve Fund (including $50 million for the Revenue Stabilization Account).  As part of the 2016 Budget plan, the Governor proposed, and the General Assembly adopted the Budget Reconciliation and Financing Act of 2015 (the “2015 Act”).  The 2015 Act authorizes various funding changes in fiscal year 2016 and decreases overall General Fund appropriations.  The 2016 Budget includes $68.7 million in reductions due to a 2% salary plan adjustment; $81.2 million in reductions from eliminating the annualization of the fiscal year 2015 merit increase; and $118 million in reductions from a 2% across-the-board General Fund reduction for all State agencies.  A transfer in the amount of $34 million from the Revenue Stabilization Account of the State Reserve Fund to the General Fund is included in fiscal year 2016 Budget (though the offsetting appropriation of $50 million is being made to the Revenue Stabilization Account of the State Reserve Fund). As of March 4, 2015 it was estimated that the General Fund surplus on a budgetary basis at June 30, 2016, would be $36.7 million and that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2015 would be $814.1 million, equal to 5% of estimated General Fund revenues.

Its recent budgets have shown that the State of Maryland has seen slower than anticipated recovery from the national recession. These budgets indicate that the State of Maryland has been proactive in addressing the dual budgetary challenges of lower than anticipated revenues (driven by slow employment and personal income growth) and steadily increasing expenditures (driven by faster than anticipated Medicaid enrollment and increased debt service costs).  The State of Maryland is addressing this structural deficit in outlying fiscal years.

The public indebtedness of the State of Maryland is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.  Maryland’s Counties and its other political subdivisions issue their own general obligation and revenue bonds.

According to recent available ratings, general obligation bonds of the State of Maryland are rated “Aaa” by Moody’s, “AAA” by S&P and “AAA” by Fitch. In addition, the general obligation bonds of Maryland’s Counties (including for this purpose the City of Baltimore), that have been rated by Moody’s, S&P or Fitch have all received and continue to maintain investment grade ratings in fiscal year 2015. Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.   There can be no assurance that the conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions.  Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity.

Substantially all the foregoing information regarding the State’s budget and public indebtedness was obtained from the Official Statement with respect to State of Maryland General Obligation Bonds dated March 4, 2015. Many factors effect and could have an adverse impact on the financial condition of the State of Maryland, its Counties and other Maryland municipal issuers of debt obligations, many of which such factors are out of control of these issuers. It is not possible to predict whether, or to what extent, these factors may affect obligations of Maryland municipal issuers and the impact such factors might have on the ability of such issuers to meet the payment terms of their debt obligations.

Massachusetts:

The Massachusetts Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments in Massachusetts issuers.

Commonwealth Employment and Income Rates. The unemployment rate for the Commonwealth was 8.3% in 2010, 7.3% in 2011, 6.7% in 2012, 7.1% in 2013, and 5.8% in 2014. The national unemployment rate was 9.6% in 2010, 8.9% in 2011, 8.1% in 2012, 7.4% in 2013, and 6.2% in 2014. As of March 2015, the unemployment rate was 4.8% in Massachusetts and 5.5% nationally. Real per capita income in Massachusetts increased by 0.7% in 2010, increased by 2.6% in 2011, increased by 3.0% in 2012, decreased by 0.4% in 2013, and increased by 3.4% in 2014. Nationally, real per capita income increased by 0.3% in 2010, increased by 2.2% in 2011, increased by 2.3% in 2012, decreased by 0.2% in 2013, and increased by 3.0% in 2014. From 2010 to 2014, both real and nominal income levels in Massachusetts were above the national average.

Limitations on Tax Revenues. Growth of tax revenues is limited by law in the Commonwealth to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of each fiscal year. The law also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the state auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble to the law containing the limitation provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.” Tax revenues between fiscal 2010 and 2014 were lower than the allowable state tax revenue growth limit set by state law.

Debt Limits and Types of Debt. The Commonwealth is authorized to issue three types of debt directly – general obligation debt, special obligation debt, and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured by either a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or by a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.  In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly, liable.

Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth.   The law was amended in August 2012 and sets a debt limit of $17.07 billion on outstanding “direct” bonds and provides that the limit for each subsequent fiscal year shall be increased to 105% of the previous fiscal year’s limit. Based on this calculation, the statutory limit on “direct” bonds during fiscal 2015 is approximately $19.76 billion.  Prior to June 2013, this limit was calculated using a statutory definition that differed from generally accepted accounting principles (GAAP) in that the principal amount of outstanding bonds included the amount of any premium and was measured net of any discount, costs of issuance, and other financing costs (“net proceeds”). The law was amended in June 2013 to change the statutory definition of outstanding debt from net proceeds to principal outstanding, a change that brings the debt outstanding definition in conformance with GAAP.

Major Obligations. In addition to “direct” debt obligations, the Commonwealth also has other long term liabilities in connection with the pledge of credit in aid of certain municipalities and authorities. These are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities, or (c) contingent liabilities. The Commonwealth is also authorized to pledge its credit in support of scheduled payments to be made under interest rate swaps and other hedging arrangements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for (a) payments by the Commonwealth to the Massachusetts Clean Water Trust, the Massachusetts Department of Transportation, and the Massachusetts Development Finance Agency that are used by these entities to pay a portion of their debt service obligations on outstanding bonds and (b) payments from the Social Innovation Financing Trust Fund to fund contracts to improve outcomes and achieve lower costs for contracted government services, or “pay for success contracts,” pursuant to legislation approved in July 2012 by then-Governor Deval Patrick. Such liabilities constitute a pledge of the Commonwealth’s credit and, thus, require a two-thirds vote of the Legislature.

Budgetary contract assistance liabilities do not constitute a pledge of the Commonwealth’s credit and arise from statutory requirements for payments by the Commonwealth under capital leases.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth for which the Commonwealth has some kind of obligation if expected payment sources do not materialize. These liabilities consist of guaranties for certain debt obligations of the Massachusetts Bay Transportation Authority (MBTA), the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority, and the higher education building authorities. Additionally, under legislation approved in 2010 and amended in 2011, the Massachusetts Development Finance Agency is authorized to issue bonds for the benefit of nonprofit community hospitals and health centers. Such bonds are to be secured by capital reserve funds funded at the time of bond issuance in an amount equal to the maximum annual debt service on the bonds.

Certain tax receipts are allocated to pay debt service on special projects. For example, sales tax receipts from retail vendors in hotels in Boston and Cambridge that first opened on or after July 1, 1997 and sales tax receipts from retail vendors located in the Springfield Civic and Convention Center, or in hotels nearby, are required to be credited to the Convention Center Fund. The Convention Center Fund is not included in the calculation of revenues for budgeted operating funds. .

Beginning in fiscal 2001, the finances of the MBTA were restructured and its financial relationship with the Commonwealth changed materially. The MBTA finances and operates mass transit facilities in eastern Massachusetts. Beginning July 1, 2000, the Commonwealth has been obligated to provide the MBTA with a portion of the revenues raised by the Commonwealth’s sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor. This amount is dedicated to the MBTA through non-budgeted special revenue funds. A comparable amount, without the floor, has been dedicated to the Massachusetts School Building Authority (MSBA) under a trust fund since fiscal 2010. In October 2014, new legislation increased the amount of dedicated sales tax revenue required to be credited to the MBTA by $160 million annually beginning in fiscal 2015. This $160 million increase served to replace the statutorily-prescribed $160 million annual state appropriation the MBTA received from fiscal 2010 through fiscal 2014.

Beginning in fiscal 2011, a portion of the Commonwealth’s receipts from the sales tax is dedicated to the Commonwealth Transportation Fund. From fiscal 2011 through fiscal 2013, the amount dedicated was the amount raised by a portion of the sales tax equal to a 0.385% sales tax, with a floor of $275 million per fiscal year. Beginning in fiscal 2014, the amount dedicated to the Commonwealth Transportation Fund is the amount received on account of motor vehicle sales (net of amounts required to be credited to the Convention Center Fund or dedicated to the MBTA or MSBA).

In July 2004, then-Governor Mitt Romney signed three separate pieces of legislation that reformed the Commonwealth’s school building assistance (SBA) program. Historically, financial assistance was provided in the form of annual contract assistance payments to municipalities to subsidize a portion of local debt issues for such purposes. Assistance was appropriated annually through the Commonwealth’s operating budget, reaching $401.4 million in fiscal 2004. The legislation moved the SBA program off-budget, establishing the MSBA, an independent state authority, to administer and manage the program. The legislation transfers the liabilities associated with the SBA program from the Commonwealth to the MSBA and places certain limits on the grant making of the MSBA for new projects. The legislation also switches borrowing responsibility from local governments to the MSBA for the state’s share of waiting list projects and future school project costs, although contract assistance payments will continue for previously funded projects. The MSBA’s sole revenues are from dedicated sales taxes from the Commonwealth. The MSBA’s bonded debt is secured by these sales tax revenues. Expenditures by the MSBA are made on behalf of the Commonwealth as a successor to a long-standing Commonwealth program of school construction. The MSBA’s operations and results thereon are blended with the Commonwealth and as such are reported as a major governmental fund.

Under the legislation, the Commonwealth dedicates revenue equal to a 1% of sales tax (drawn from the Commonwealth’s 6.25 % sales tax), excluding sales tax revenues on meals and from certain additional statutorily exempted revenues from sales, to fund the MSBA and to pay for its transferred and future liabilities.  In addition to dedicated sales tax revenues, the legislation authorizes the Commonwealth to issue $1.0 billion of general obligation bonds to help the MSBA fund, in part, its liabilities. The Commonwealth issued these bonds during fiscal 2005 and 2006. The legislation also transferred $150.0 million from the fiscal 2004 surplus to the MSBA as start-up funding.

The sales tax revenues provided to the MBTA and MSBA by the Commonwealth are not included in the tax figures in the following paragraphs. Total tax revenue transferred to the MBTA amounted to $767.1 million in each of fiscal 2010 fiscal 2011, $779.1 million in fiscal 2012, $786.9 million in fiscal 2013, and $799.3 million in fiscal 2014.  Total tax revenue provided to the MSBA amounted to $605.2 million in fiscal 2010, $654.6 million in fiscal 2011, $670.5 million in fiscal 2012, $682 million in fiscal 2013, and $727.5 million in fiscal 2014.  The total tax revenue expected to be transferred to the MBTA and MSBA in fiscal year 2015 is $970.6 million and $772.1 million, respectively.

Commonwealth Budget. The Commonwealth’s revenues decreased in fiscal 2010, increased in each of fiscal 2011 and fiscal 2012, and decreased in each of fiscal 2013 and fiscal 2014.  Tax revenues for fiscal 2010 were $18.544 billion for the fiscal year and resulted in a deficiency of $113.6 million. Tax revenues for fiscal 2011 were $20.517 billion and resulted in a surplus of $997.8 million.  Tax revenues for fiscal 2012 were $21.115 billion and resulted in a surplus of $88.9 million.  Tax revenues for fiscal 2013 were $22.123 billion and resulted in a deficiency of $115.4 million.  Tax revenues for fiscal 2014 were $23.370 billion and resulted in a deficiency of $423.8 million. In March 2015, Governor Charles Baker filed his budget recommendations for fiscal 2016, which proposed a state spending budget of $38.062 billion, a 3.0% increase from fiscal 2015 estimated spending levels.

The fiscal 2016 budget proposal is supported by a consensus tax revenue estimate of $25.479 billion (which represents 4.8% growth over the fiscal 2014 estimate), plus $151 million from three tax revenue initiatives proposed by the Governor: (1) a non-filer tax amnesty program that is expected to generate $100 million in additional revenue and to result in additional future recurring tax revenue collections, (2) an additional one-year delay in the implementation of the FAS 109 deduction (a corporate tax deduction that serves to reduce the financial impact of mandatory combined financial reporting for certain publically-traded companies in the Commonwealth), and (3) a cap on tax incentives for the life sciences industry.

The Governor’s fiscal 2016 budget recommendation, along with other policy measures and management initiatives, including the continuation of an executive branch hiring freeze into fiscal 2016 and the early retirement incentive program, addressed a structural imbalance of approximately $1.8 billion. The early retirement incentive program, approved by Governor Baker in May 2015, is intended to reduce the state workforce by approximately 4,500 full-time equivalent filled positions and is expected to result in fiscal 2016 net savings of approximately $172 million after factoring in the costs of pension contributions, health care, and a limited amount of re-hiring. The plan would add an estimated $48.7 million to the Commonwealth’s annual contribution to the pension fund for the next 15 years beginning in fiscal 2016.

Since the Governor filed his fiscal 2016 budget proposal, potential deficiencies in certain spending accounts and some revenue exposures have been identified; however, sufficient funding levels are expected to be maintained in certain accounts used to fund debt service and other post-employment benefit (OPEB) costs. In addition, the level of budgetary savings from the early retirement incentive program may be lower than the amount of $172 million projected for fiscal 2016.  The Executive Office for Administration and Finance expects to identify any necessary gap-closing measures in light of the final budget, when enacted, and other facts and circumstances as they develop.

In addition in March 2015, the Governor approved legislation that included supplemental fiscal 2015 appropriations totaling $404.4 million) ($363.5 million net after assuming off-setting reimbursements) to supplement anticipated increases in Massachusetts employees’ health care claim costs, snow and ice removal costs, the family emergency assistance program that provides shelter for the homeless, services provided to the Department of Children and Families, and private counsel compensation by the Committee on Public Counsel Services.

The budgeted operating funds of the Commonwealth ended fiscal 2013 with a deficiency of revenues and other sources over expenditures and other uses of $115.4 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.874 billion. Budgeted revenues and other financing sources for fiscal 2013 totaled approximately $33.779 billion, including tax revenues of $20.632 billion. Commonwealth budgeted expenditures and other financing uses in fiscal 2013 totaled $33.894 billion. At the end of fiscal 2013, the Stabilization Fund’s ending balance was $1.557 billion.  The Commonwealth used approximately $95.4 million in the Stabilization Fund during fiscal 2013.

The budgeted operating funds of the Commonwealth ended fiscal 2014 with a deficiency of revenues and other sources over expenditures and other uses of $423.8  million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.451 billion. Budgeted revenues and other financing sources for fiscal 2014 totaled approximately $35.473 billion, including tax revenues of $21.822 billion. Commonwealth budgeted expenditures and other financing uses in fiscal 2014 totaled $35.897 billion. At the end of fiscal 2014, the Stabilization Fund’s ending balance was $1.248 billion.  The Commonwealth used approximately $308.2 million in the Stabilization Fund during fiscal 2014.

Local Aid. The Commonwealth makes substantial local aid payments to its cities, towns, and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns, and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. The Commonwealth’s budget for fiscal 2015 allocates $5.35 billion to direct local aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. The fiscal 2015 budget calls for the Commonwealth to provide approximately $4.4 billion of state aid for education.

The fiscal 2010 budget eliminated lottery local aid and additional assistance and created a new local aid funding source called unrestricted general government aid. This account is now the other major component of direct local aid, providing unrestricted funds for municipal use. The fiscal 2015 budget provided for cities and towns to receive $945 million in unrestricted general government aid, with funding allocated to ensure a 3% increase in funding over the fiscal year 2014 levels to all municipalities.

The Commonwealth maintains a tax-exempt commercial paper program supported by lines of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes which must be repaid by the end of the fiscal year for operating purposes to meet cash flow needs. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which often results in short-term cash flow borrowings. The state currently has liquidity support for a $200 million tax-exempt commercial paper program for general obligation notes. The Commonwealth has relied upon the commercial paper program for additional liquidity since 2002.

In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2½, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 ½ is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2½, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal 2014, the aggregate property tax levy grew from $3.347 billion to $13.94 billion, a compound annual growth rate of 4.36%.

Certain of the Commonwealth’s cities and towns have at times experienced and are currently experiencing serious financial difficulties, which have and may further adversely affect their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, including further reductions of direct local aid payments, could adversely affect the market values and marketability or result in default in payment on outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.

Medicaid. The Medicaid program provides health care to 1.9 million low-income children and families, low-income adults, disabled individuals, and low-income elders. The program, which is administered by the Executive Office of Health and Human Services, generally receives 50% in federal reimbursement on most expenditures for adults, and 65% in federal reimbursement on most expenditures for children’s benefits reimbursable under the Children’s Health Insurance Program. Under the Affordable Care Act (ACA), beginning January 1, 2015, the program receives 80%federal reimbursement for spending on newly eligible members and some existing members. The reimbursement rate for this population will increase each year through 2019 and will level off at 90% in 2020 and beyond.

Approximately 39.4% of the Commonwealth’s budget is devoted to Medicaid. It is the largest item in the Commonwealth’s budget and has been one of the fastest growing budget items. For the fiscal year ended June 30, 2014, the General Fund includes approximately $11.9 billion in expenditures for Medicaid claims, a 10.2% increase from fiscal year 2013, due to provisions of the ACA, which expanded eligibility for Medicaid as of January 1, 2014, as well as due to base enrollment growth. The combined financial statements —statutory basis include Medicaid claims processed but unpaid at June 30, 2014, of approximately $23 million as accounts payable. Medicaid spending from fiscal 2006 to fiscal 2010 is estimated to have grown by 6.6% on a compound annual basis. During the same period, Medicaid enrollment is estimated to have increased 3.2% on a compound annual basis. The projected increase in enrollment is largely a result of eligibility expansions authorized in 2006 health care reform legislation.

State Health Care Reform Legislation. In April 2006, legislation was enacted to reform health care by mandating that individuals 18 years and older purchase insurance, while offering subsidized coverage to uninsured residents whose income falls below 300% of the federal poverty level and providing new, affordable products for uninsured residents whose income exceeds this threshold. The reform asks employers to play a role by requiring that businesses with 11 or more full-time employees either contribute to coverage or pay an assessment. These businesses must also establish a mechanism wherein employees can pay for health insurance coverage on a pre-tax basis. Businesses that are subject to this requirement but do not comply may potentially face a surcharge. The legislation also created the Commonwealth Health Insurance Connector Authority (Health Connector), charged with administering the Commonwealth Care Health Insurance Program (Commonwealth Care) by linking uninsured residents to affordable, and in some cases subsidized, coverage.

The Commonwealth began implementing health care reform shortly after its enactment. The legislation included many new concepts and initiatives, including the restoration and expansion of several MassHealth programs. On May 1, 2007, the Health Connector also launched the Commonwealth Choice program to offer individuals a range of unsubsidized affordable health insurance plans. The Health Connector board continues to examine and make policy decisions and to monitor conversions from the Commonwealth’s uncompensated care pool into the Commonwealth Care program, as well as new enrollees who did not previously access care through the uncompensated care pool. The fiscal 2014 expenditures for Commonwealth Care amounted to $390.1 million, down from $661.2 million in fiscal 2013.  The fiscal 2013 expenditures for Commonwealth Care amounted to $661.2 million, up from $614.9 million in fiscal 2012. The fiscal 2012 expenditures for Commonwealth Care amounted to $614.9 million, down from $739 million in fiscal 2011.  The fiscal 2011 expenditures for Commonwealth Care amounted to $739 million, up from $631.7 million in fiscal 2010. The fiscal 2010 expenditures for Commonwealth Care amounted to $631.7 million, down from $987.6 million in fiscal 2009.

The fiscal 2015 budget includes appropriations of $13.5 billion for the MassHealth program. This is approximately 13%, or $1.588 billion, higher than projected fiscal 2014 spending of $11.901 billion. The budget funds the implementation of the ACA, with fiscal 2015 being the first full fiscal year in which the ACA health care program shifts are in effect. While this represents a significant portion of the growth in MassHealth appropriations, nearly 80% of the spending on the ACA’s expanded eligible population is offset by federal reimbursements.  The fiscal 2015 budget also supports continued implementation of MassHealth initiatives, including Primary Care Payment Reform, Money Follows the Person to transition individuals from long-term care facilities to lower-cost community placements, and Once Care, an initiative that integrates funding and delivery of care for disabled individuals who are eligible for both MassHealth and Medicare.

The fiscal 2015 budget assumes $14.5 billion in funding for non-administrative spending for the MassHealth program, an amount which exceeds the $14.3 billion currently appropriated. This level of spending is driven by several developments that were unknown at the time the fiscal 2015 budget was developed, including higher-than-anticipated Managed Care Organization capitation rate increases at 3.7% (required to meet actuarial standards), a newly acquired payment to managed care entities for their ACA section 9010(a) liabilities, significant costs related to new specialty drugs, and unanticipated costs related to the Commonwealth’s temporary Medicaid coverage program.

In January 2015, MassHealth began to conduct eligibility redeterminations for over one million members over the course of calendar 2015. Ordinarily, MassHealth redetermines member eligibility every 12months; however, MassHealth redeterminations had been suspended since October 2013 due to problems with the online eligibility system, resulting in a higher than expected MassHealth caseload. As a result of the redeterminations being resumed, as well as other eligibility checks that MassHealth is resuming, the Commonwealth expects that MassHealth’s caseload and spending will be reduced to more appropriately reflect the eligible population.

Transportation. The $14.808 billion Central Artery/Ted Williams Tunnel Project was substantially completed on January 13, 2006. The Transportation Finance Commission, established by state legislation in 2004, published a report in 2007 analyzing the Commonwealth’s future funding needs and anticipated funding gaps related to maintaining the Commonwealth’s transportation system over the next 20 years. For state-controlled roads and bridges and state environmental transit commitments related to the Central Artery/Ted Williams Tunnel project, the report identified funding needs of $25.670 billion and expected available state and federal funding of $16.820 billion, leaving a funding gap of $8.849 billion. The report also identified funding gaps related to the Massachusetts turnpike system, local roads and bridges, MBTA operations and capital needs and the Tobin Bridge. The report estimated a funding gap for all of these transportation assets of between $15 billion and $19 billion over the next 20 years. The report also included several transportation proposals that the Transportation Finance Commission estimated could generate more than $18.7 billion to fund transportation and infrastructure improvements over the next 20 years.

On June 25, 2009, the Commonwealth enacted legislation effective on November 1, 2009, implementing sweeping transportation reform and creating a new entity, the Massachusetts Department of Transportation (MassDOT). A new budgeted fund, the Commonwealth Transportation Fund, assumed most of the operations of the Highway Fund in fiscal year 2010. The reform was implemented merging four state agencies — the Highway Department, Registry of Motor Vehicles, Massachusetts Aeronautics Commission, and the Executive Office of Transportation and Public Works — into the MassDOT. MassDOT also absorbed the former Massachusetts Turnpike Authority, the bridges and certain roads and parkways of the Department of Conservation and Recreation, as well as the Tobin Memorial Bridge operations of the Massachusetts Port Authority. The Massachusetts Bay Transportation Authority, as well as the Regional Transit Authorities, is now component units of MassDOT. The makeup of the MassDOT Board and the Massachusetts Bay Transportation Authority are now identical, with the Secretary of Transportation chairing both Boards. MassDOT has attributes of a state department as well as an authority. It operates like a state department for purposes of state finance laws and is reported as part of the Commonwealth for compliance with federal and state tax law as well as the Single State Audit. All road and bridge assets of the Commonwealth and the Turnpike Authority have been transferred to MassDOT, while the Commonwealth will continue to hold current and future debt for the construction repair, improvement and replacement of these assets. The Commonwealth also retains the liabilities for pension and other OPEB costs for the former Commonwealth employees transferred to this entity and has assumed these liabilities for the 1,200 employees and 700 retirees of the former Turnpike Authority. MassDOT’s capital authorizations are authorized by the legislature and controlled by the Executive Office of Administration and Finance like other state departments. Toll revenues are retained and expended by MassDOT. All non-toll revenues (primarily Registry fees and federal reimbursements) are deposited with the Commonwealth and used to finance MassDOT operating appropriations and infrastructure improvements. The result of this structure is that the Commonwealth retains significant liabilities for resources dedicated to the construction of assets controlled and managed by MassDOT.

In January 2013, MassDOT released a detailed analysis of the infrastructure needs of the Commonwealth’s transportation system, including a 25-year long-term financial plan outlining investments that MassDOT believes necessary to improve economic development and quality of life across the state.  The plan identifies a $1.02 billion average additional investment needed each year to maintain and stabilize the system that currently exists as well as to fund a handful of new, strategically targeted, high-impact transportation projects that would create a 21st-century transportation network. The additional new investment would include (all of the following figures represent the fiscal 2014 increment unless otherwise stated) $234 million to eliminate the need to use bonds to pay for MassDOT’s daily operations and payroll, a practice that has been in place since the mid-1990’s, $50 million to ensure that snow and ice operations are annually funded at an appropriate level based on the average five-year cost, $75 million to manage the $13 billion capital plan highlighted in the report and $166 million to assist the Massachusetts Bay Transportation Authority (MBTA) with its structural operating deficit, which has been caused, in part, by debt incurred to finance projects associated with the Central Artery/Ted Williams Tunnel project. The $1.02 billion investment also includes $100 million to eliminate the practice of funding in arrears the operating budgets of the regional transit authorities (RTAs) and thereby eliminating the need for the RTAs to take on short-term debt in order to fund annual operating costs.  Thereafter, the $100 million in annual additional funding would be used to expand RTA service by adding hours of operation, increasing frequency on existing routes and adding new service.  The $1.02 billion additional investment also includes $18 million to support debt service costs associated with the $13 billion capital program recommended in the transportation plan. MassDOT estimates that the cost associated with the borrowing for this 25-year program will increase to $518 million by fiscal 2023 as more projects enter construction.

In response to widespread system failures experienced by the MBTA during the unusually severe winter weather in Massachusetts, Governor Baker appointed a Special Panel to review the MBTA. Based on the Special Panel’s findings and recommendations, Governor Baker filed legislation proposing certain reforms to the MBTA, including creating a special board that would focus specifically on improving management of the MBTA. The new board would continue in its role until at least June 30, 2018, but not longer than June 30, 2020. Upon dissolution of that board, the MassDOT board would re-assume its supervision of the MBTA. As filed, the legislation would have no fiscal impact on the Commonwealth in fiscal 2015 or fiscal 2016. In subsequent fiscal years, the legislation would require the new board to assume, in preparing the MBTA’s operating budget, that assistance from the Commonwealth would not exceed the sum of debt payments associated with debt incurred by the MBTA before fiscal 2000, debt associated with transit mitigation commitments for the Central Artery/Ted Williams Tunnel project (approximately $108 million annually through fiscal 2040), and any amount provided to facilitate the transfer of MBTA employees from the capital budget to the operating budget (projected to be up to approximately $67 million annually). The legislation does not require the Commonwealth to provide any particular level of financial assistance to the MBTA beyond the dedicated sales revenues. Governor Baker’s proposed legislation is currently being considered by the Massachusetts legislature.

Pensions. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the State Employees’ Retirement System) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The state employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation. Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $13,000 of benefits for members of the state employees’ and teachers’ retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved.

Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 103 separate retirement systems. The Commonwealth is not responsible for making contributions towards the funding of these retirement systems. Local retirement systems that have established pension funding schedules may opt in to 3% annual increases in cost-of-living allowances as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States Consumer Price Index is less than 3%. The fiscal 2006 general appropriation act (GAA) included a 3% cost of living increase. The state employees’ and state teachers’ retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988 the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Under current law such unfunded liability is required to be amortized to zero by June 30, 2040.

July 1997 legislation required the Secretary of Administration and Finance to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule was required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. The Secretary was also required to conduct experience investigations every six years. Funding schedules were to be filed with the Legislature triennially by March 1 and were subject to legislative approval. Under the July 1997 pension legislation, if a schedule was not approved by the Legislature, payments were to be made in accordance with the most recently approved schedule; such payments, however, would be required to be at least equal to the prior year’s payments. In fiscal 2005, then-Governor Romney and legislative leaders agreed to an updated funding schedule that incorporated a January 1, 2004, actuarial valuation. The assumptions underlying the new funding schedule utilize an amortization growth rate of 4.5% per year.

On September 23, 2014, the Public Employee Retirement Administration Commission released its actuarial valuation of the Commonwealth’s total pension obligation as of January 1, 2014. This valuation was based on the plan provisions in effect at the time and on member data and asset information as of December 31, 2013. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $29.043 billion, including approximately $9.098 billion for the Massachusetts State Employees’ Retirement System (MSERS), $17.801 billion for the Massachusetts Teachers’ Retirement System (MTRS), $1.942 billion for Boston Teachers, and $200.8 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2014 to be approximately $74.937 billion (comprised of $30.680 billion for MSERS, $40.742 billion for MTRS, $3.315 billion for Boston Teachers and $200.8 million for cost-of-living increases reimbursable to local systems). Total assets were valued on an actuarial basis at approximately $45.894 billion based on a five-year average valuation method, which equaled 94.9% of the January 1, 2014 total asset market value.

In November 2014, the Commonwealth issued a valuation, as of January 1, 2014, of its liabilities in respect of other OPEB. According to this report, the Commonwealth’s actuarial accrued OPEB liability, assuming no pre-funding and using a discount rate of 4.5%, was approximately $15.670 billion as of January 1, 2014.

As the Commonwealth is not fully funding the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution will be reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability will increase or decrease each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability will be reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. As of June 30, 2013, this net OPEB obligation as reflected on the Commonwealth’s statement of net assets is $4.147 billion.

Mississippi:

According to “Mississippi Economic Outlook,” a semi-annual publication of the University Research Center, Mississippi’s economy is expected to continue to exhibit modest growth in 2015 and over the next two years, while continuing the trend of underperforming the economies of the Gulf South Region and the Nation.

The value of residential building permits issued decreased 9.7% in April 2015, from highs in January, February and March, but has increased 18.7% since April 2014, following an 8% increase between 2013 and 2014.  Retail sales for March and April 2015 were essentially the same at slightly over $436 million, with an increase of 0.9% over the prior year.  Mississippi’s initial unemployment claims and seasonally-adjusted continued unemployment claims both decreased in April 2015, after two consecutive months of increases.  Between April 2014 and April 2015, initial unemployment claims decreased by 12.5% and continued unemployment claims decreased by 27.9%.   The Mississippi Index of Leading Economic Indicators (MLI) fell 0.2% in April 2015, following increases in each of the two previous months, but still maintained a 3.4% increase compared to one year ago.  The value of the MLI was 1.0% lower than six months ago when it reached a seven-year high.

For the fifth consecutive year, Area Development magazine, a leading publication covering manufacturing site selection and facility planning, has awarded Mississippi a Silver Shovel Award for its economic development effectiveness.  Recent projects recognized by Area Development include:  the new GRAMMER Inc. automotive seating and interior manufacturing facility in Shannon;  an expansion of the Williams-Sonoma home products distribution center in Olive Branch; an expansion of the Nissan automotive manufacturing plant in Canton; expansion of the Cooper Tire manufacturing facility in Tupelo; expansion of the FNC mortgage technology headquarters in Oxford; the new Mississippi Silicon metal manufacturing facility in Burnsville; the expansion of the Borg Warner powertrain components manufacturing operations in Water Valley; and the new McDermott International pipeline finishing center in Gulfport.  Additionally, Tanger Factory Outlet Centers broke ground in March 2015 on a 310,000 square feet retail space located in the fast growing northwest corner of Mississippi; the project will immediately support 400 construction jobs and, once complete, create more than 900 full and part-time positions.

In April 2015, Mississippi’s unemployment rate was 6.6%, down from 7.5% in 2014 and 8.8% in 2013.  Mississippi’s economy added 8,900 jobs over the past twelve months, but the net gain to this point in 2015 equals just 400 jobs.  Manufacturing, Trade, Transportation & Utilities, and Services reported increases of 1.0%, 1.1%, and 1.7% since April 2014.  Professional and Business Services in particular rebounded from 2014, with a 2.1% increase.  Government increased by 0.4%.  Mining and Logging and Construction were the only two sectors to decrease over the past year, at 4.4% and 6.3% respectively.

The recovery of the Mississippi housing market continued its roller-coaster approach over the past year.  The value of Mississippi residential building permits over the first three months of 2015 represented high-points since the spring of 2014, but then decreased 9.7% from March to April 2015.  The value of the permits was 18.7% greater in April 2015 than the same time in 2014.  Average home prices increased by 1.4% in the first quarter of 2015 and were 3.7% higher than the first quarter of 2014; the average home price for the first quarter of 2015 was $203,657.  Privately owned housing starts in April 2015 were 546, the highest point over the past 5 years, but still roughly a third of the ten-year peak in January 2006.  The national foreclosure is down 6.7% from April 2014 to April 2015; however, Mississippi was among the states with the largest year-over-year increases in delinquencies, with 12.6% more in April 2015 than the same time in the previous year.  In March 2015, 5.9% of homes in Mississippi were delinquent over 90 days or in foreclosure, compared to 3.6% nationally.

Gaming remains a significant economic (generating $935 million in tax revenue in Fiscal Year 2014) and employment (over 37,000) factor in Mississippi.  The national recession of 2008 and weather-related closings in 2011 drove gaming revenues down over the past seven years.  However, extensive reinvestment across the Mississippi Gulf Coast market and over $100 million in tourism efforts since 2012 appear to be paying off.  2014 marked the first year-over-year increase in gaming revenue since 2007.  Driven by coastal gains, overall Mississippi casino revenue for Fiscal Year 2015 is $2.07 billion to date and has risen 2% for the first five months of 2015.  The 11 coastal casinos’ revenue increased 19% to $100 million from April to May 2015.  Coastal revenues have risen more than 6% over the last 12 months.  Mississippi River casino revenues have fallen for 32 of the last 35 months.

Notable reinvestments in the Mississippi Gulf Coast market include:  the Hard Rock Casino in Biloxi recently opened the $3.25 billion Platinum Tower; the Golden Nugget recently completed a $100 million renovation in Biloxi; the Silver Slipper in Bay St. Louis in Hancock County completed a $17.7 million hotel expansion; the Imperial Palace completed a $70 million renovation in Biloxi; the Island View Casino in Gulfport nears completion of a $60 million renovation; the Scarlett Pearl Casino is scheduled to open in December 2015, marking the first gaming facility in D’Iberville, just north of Biloxi, near considerable retail shopping opportunities; and, the Beau Rivage donated land to the City of Biloxi to host a newly-opened Minor League Baseball franchise.  One piece of negative news on the Coast is the closing of the Margaritaville Hotel and Casino in September 2014.

Agriculture remains a significant factor in Mississippi’s economy, employing about 29% of the workforce across all 82 counties and generating a $7.9 billion production value in 2014, up $500 million from 2013.  Poultry and eggs overwhelmingly remained the State’s top agricultural commodities with an estimated $3.13 billion value.  Forestry maintained its status as the State’s number two agricultural industry at $1.28 billion, while soybeans remained in the number three position at $1.17 billion (again breaking the billion dollar threshold after dropping below it in the previous year.)  Additionally, all three sectors increased their values from 2013 to 2014.  Cotton moved up a spot to fourth, with an estimated value of $403.6 million, due to a combination of high yields and increased acreage.  Other important crops in Mississippi include:  cattle/calves, catfish, hay, wheat, rice, hogs, horticultural crops, sweet potatoes, peanuts, and milk.

All or part of 20 States and 136 metropolitan areas lie within 550 miles of Mississippi.  Mississippi is in an excellent location to service this market area with six interstate highways, which provide access in every direction, twenty-seven rail carriers, and seven commercial airports.  Mississippi’s sixteen public ports serve international and domestic waterborne commerce.

In Mississippi, all State indebtedness must be authorized by legislation governing the specific programs or projects to be financed.  Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness.  The amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited by the Mississippi Constitution to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher.

The Mississippi Fiscal Year 2015 General Fund is outperforming the economy and is expected to meet and exceed the Fiscal Year 2015 estimate by 1.1% and the Fiscal Year 2016 estimate by 3%.  For Fiscal Year 2014, the State’s General Fund Beginning Cash reported $41.3 million.  The State’s general fund reports an Estimated General Fund Balance on June 30, 2015 of $4.3 million, a decrease of $37 million.  For Fiscal Year 2015, revenue from sales tax grew by 5%, individual income tax grew by 4.9%, and corporate income and franchise tax decreased by 3.5%.  Total revenue grew by 2.5% in Fiscal Year 2015.  The Joint Legislative Budget Committee’s (JLBC) adopted Fiscal Year 2016 revenue estimate totals $5.63 billion, an anticipated increase in revenue of 3% over Fiscal Year 2015.  The JLBC’s Fiscal Year 2016 General Fund Budget Recommendation totals $5.5 billion, accounting for the statutorily required 2% set-aside for the “rainy day fund.”  The most notable anticipated spending increase for Fiscal Year 2016 is $32.1 million for the Mississippi Adequate Education Program.

New York:

This section contains certain information extracted from the Annual Information Statement of the State of New York (the “State”) dated June 1, 2015 (the “AIS”). Additional information set forth herein also comes from releases from the Office of the State Controller and the Governor’s Office.  The AIS sets forth the official disclosure information regarding the financial condition of the State as of its issue date. The AIS is publicly available from the State’s Division of the Budget (“DOB”).

2015 Fiscal Year.  The State’s General Fund ended fiscal year 2015 in balance on a cash basis. The State’s General Fund receives the majority of State taxes and all income not earmarked for a particular program or activity. Receipts, including transfers from other funds, totaled $67.9 billion, $6 billion more than the prior fiscal year. Tax receipts were higher than the previous fiscal year’s by approximately $842 million, reflecting an increase in all major tax categories (with the exception of estate and gift taxes).  General Fund miscellaneous receipts and Federal grants were $5.2 billion higher than the prior fiscal year, reflecting one-time receipts from settlements during fiscal year 2015

General Fund disbursements, including transfers to other funds, totaled $62.9 billion, an increase of 2.6% over the prior fiscal year. Spending was lower than planned across a range of programs and activities for local assistance ($394 million), agency operations ($186 million), and transfers to support mental hygiene costs and various other programs ($127 million). This lower spending was partly offset by higher transfers for capital projects ($376 million), due to the timing of bond reimbursements for first-instance capital spending from the General Fund.

In fiscal year 2015, the State received a windfall from monetary settlements with financial institutions.  The one-time payments had a dramatic effect on the State’s cash position.  Substantially due to this windfall, the General Fund had a closing balance of $7.3 billion at the end of fiscal year 2015.  This $7.3 billion year-end balance includes $4.7 billion from monetary settlement payments that the State plans to use to fund one-time initiatives; $1.8 billion in the State’s rainy day funds; $500 million set aside for future debt management actions, including debt reduction; $74 million in the Community Projects Fund; $21 million in the Contingency Reserve Fund; $50 million set aside to cover the costs of potential retroactive labor settlements; and $190 million in excess resources that will be used in fiscal year 2016 for operations, including certain transactions that did not occur in FY 2015 as expected.

Fiscal Year 2016 Budget.  With the enactment of the fiscal year 2016 budget, the State expects a balanced General Fund Financial Plan in fiscal year 2016.  On January 21, 2015, the Governor submitted his Executive Budget proposal for fiscal year 2016, and made amendments thereto through February 20, 2014, as permitted by law. Thereafer, the State’s Department of Budget (“DOB”) issued the Executive Budget Financial Plan.  On March 31, 2015, the legislature completed final action on the budget for fiscal year 2016, which began on April 1, 2015.

With respect to the enacted 2016 budget, General Fund receipts, including transfers from other funds, are expected to total $68.3 billion, an annual increase of $364 million (0.5%). Tax collections, including transfers of tax receipts to the General Fund after payment of debt service, are expected to total $62.6 billion, an increase of nearly $4 billion (6.8%). General Fund disbursements, including transfers to other funds, are expected to total $72.1 billion in fiscal year 2016, an increase of $9.2 billion (14.7%) from the prior year’s results. The increase includes one-time extraordinary transfers of $4.55 billion in monetary settlement receipts from the General Fund to the Dedicated Infrastructure Investment Fund and $850 to finance a multiyear federal settlement.  Local assistance grants are expected to total $44.4 billion, an annual increase of $2.8 billion (6.6%). Included within such local assistance grants, General Fund disbursements are expected to increase by $1.7 billion for school aid, and the remainder of the increase being for enhanced social services, mainly Medicaid.  DOB projects that the State will end fiscal year 2016 with a General Fund cash balance of $3.5 billion, a decrease of $3.8 billion from fiscal year 2015 results. The decline mainly reflects the planned transfers of monetary settlement funds to the Dedicated Infrastructure Investment Fund ($4.6 billion) and the funding of the multiyear federal settlement ($850 million). Balances in the State’s principal “rainy day” reserve funds, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, are expected to remain unchanged in fiscal year 2016.

Projected Outyear Budget Gaps.  DOB estimates that the budget enacted for fiscal year 2016 provides for a balanced General Fund Financial Plan in fiscal year 2016. DOB also estimates that each of three following outyears will result in surpluses, but only if the Governor and Legislature abide by the terms of their agreement to limit annual spending growth in future years to 2%. Thus, the projected surpluses (and projected budget gaps if the 2% growth limit is ignored) are $279 million surplus ($2.1 billion gap) in fiscal year 2017, $1.7 billion surplus ($2.6 billion gap) in fiscal year 2018, and $1.6 billion surplus ($4.2 billion gap) in fiscal year 2019.  Achieving such spending restraint represents a significant challenge. Expenditures for many programs may increase at well above 2%, and may be difficult to adjust. School aid and Medicaid, which are subject to statutory limits that could require growth well above 2%, represent significant portion of the total State Operating Funds disbursements projected in the outyears. Debt service and general state charges (which largely reflect employee and retiree health insurance and pension costs) another sizeable portion of the State’s budget are both are difficult to reduce in the short term. Given these figures, funding for State agency operations, and for local assistance programs including transportation, mental hygiene, social services and higher education, may be expected to bear a disproportionate share of future spending restraint.

The State has taken major strides in addressing its structural deficit issues, but the effectiveness, over time, of these plans is subject to a host of factors.  The outyear forecasts for the financial plan noted in the enacted budget are subject to many complex economic, social, financial, and political risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the enacted budget are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections.  There can be no assurance that the projected outyear budget gaps will not increase materially from the levels currently projected. If this were to occur, the State would be required to take additional gap-closing actions.

State Debt.  State-related debt consists of State-supported debt for which the State is directly responsible for paying debt service, State-guaranteed debt (full faith and credit obligations of the State) and moral obligation financings and certain contingent-contractual obligations (contingent obligations of the State). The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements. In addition, the State has never been called upon to make any direct payments pursuant to its guarantees on other State-related debt and has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year.  The general obligation debt of the State is rated “Aa1”, “AA+” and “AA+” by Moody’s, S&P and Fitch, respectively.  Outstanding State-related debt on a gross basis as of March 31, 2015 was $54.2 billion. Only $3.02 billion of State-related debt is the State’s general obligation, the remaining amount being issued through authorities or being special revenue supported. In addition, public authorities (see below) have another $178 billion of debt that is not supported by State revenues. New York, and its political subdivisions, are prolific borrowers; the State ranks second in total state outstanding debt (only behind California which has a much larger population) and fifth in state debt outstanding on a per capita basis (behind Connecticut, Massachusetts, Hawaii, and New Jersey).

State Economy.  According to the DOB, the State’s private sector labor market has continued to outperform expectations, with estimated growth for the 2014 calendar year incorporating upward revisions to employment in real estate services and construction; transportation and warehousing; financial services; professional and business services; and health care. Growth also remains strong in the tourism-related leisure and hospitality industries. Strong private sector growth of 2.2 percent is now estimated for 2014, with growth expected to decelerate to 1.6 percent in 2015 as the State’s labor market expansion matures. The long-term decline in government employment also came to an end in the second half of 2014. As a result, total employment growth for 2014 is projected to be 1.8 percent, while the projected growth for 2015 is 1.4 percent. Stronger than anticipated job growth for 2014 has resulted in upwardly revised wage growth of 6.3 percent. However, preliminary information suggests that fourth-quarter earnings and revenues for the finance sector are likely to have weighed heavily on bonus payouts for the 2014- 15 bonus season. DOB has reduced estimated finance and insurance sector bonus growth to only 0.7 percent on a 2015 State fiscal year basis. Lower bonus payouts have resulted in downward revisions to both total wages and personal income as well. In contrast, large volumes of IPO and merger and acquisition activity, along with strong real estate market growth, are estimated to have helped to propel growth in capital gains realizations well above 20 percent for the 2014 tax year.

The performance of the State’s private-sector labor market continues to surprise on the upside, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. Under regulatory and other pressures, the pattern of Wall Street bonus payouts has changed dramatically since the 2008-09 financial crisis, with payments now more widely dispersed across the year. In addition, taxable payouts can represent both current-year awards and deferred payments from prior year awards. Finally, the deferral ratio has also proven to be unstable. As a result, the uncertainty surrounding bonus projections continues to mount. Recent events also have demonstrated how sensitive financial markets can be to shifting expectations surrounding Federal Reserve policy. As the central bank moves closer to its first rate hike since June 2006, the resulting financial market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be weaker than we expect, both bonuses and taxable capital gains realizations could be negatively affected.

New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Litigation.  The State is a party to certain litigation that if resolved against the State could have a material adverse impact on State finances (generally in excess of $100 million).  The State is party to certain claims brought by multiple Native American tribes asserting rights to real property (and/or damages for the illegal or uncompensated or under compensated taking thereof) that is part of the State of New York.  These claims have been litigated in federal court for a decade with inconsistent intermediate results.  Recent decisions by the U.S. Supreme Court and the Second Circuit Court of Appeals have greatly changed the legal landscape attendant to these cases, and the State’s defense in these matters has received a substantial boost.  On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues. As pertinent here, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States. The agreement has been approved by the State Legislature, and was approved by the Federal Court on March 4, 2014. The State also has material Tobacco Master Settlement Agreement and Medicaid cases winding through the federal court system.  No final determination on these matters is imminent.  The State also has material litigation matters pending in regard to the remediation of the Western New York Nuclear Service Center (West Valley), the imposition of taxes and fees, the proceeds of which assist the MTA, the manner of providing school aid to localities, the collection of certain sales taxes, assessments issued against insurance companies as well as various other matters.  Although the amounts of potential losses, if any, resulting from these litigations are not presently determinable, the State’s opinion is that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position.

Authorities and Localities

Public Authorities.  Generally, “authorities” refers to public benefit corporations or public authorities, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2014, there were 19 public authorities that had outstanding debt of $100 million or more (the Dormitory Authority of the State of New York at $46.5 billion having almost twice the amount of outstanding debt as the next most prolific borrower, the Metropolitan Transportation Authority), and the aggregate outstanding debt, including refunding bonds, of these State public authorities was approximately $178 billion, only a portion (approximately $52.6 billion) of which constitutes State-related debt.

The City of New York.  The City of New York (the “City”) is the largest city, in terms of population, in the United States.  According to 2014 Census Bureau statistics (estimates), the City’s 8,491,079 residents represented slightly in excess of 43% of the State’s 19,746,227 population.  The City’s total (All Funds) budget, in recent years ($75 billion for fiscal year 2015), is more than half the size of the State’s budget as a whole.  Based on its size alone, the City’s financial health plays a significant role in the fiscal well-being of the State. The City currently faces the same financial pressures as the State, though possibly in even a more acute form based on its positioning as epicenter of the nation’s largest financial institutions, and its reliance on the revenues generated therefrom.

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The State retains significant (though largely inactive at the current time) oversight in regard to the City’s finances dating back to the City’s financial crises in the mid 1970’s. The general obligation debt of the City is rated “Aa2”, “AA”, and “AA” by Moody’s, S&P and Fitch, respectively.

Other Localities.  Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and January 2014, the State Legislature authorized 25 bond issuances to finance local government operating deficits, most recently for Rockland County, and the Cities of Long Beach, Yonkers and Lockport.

In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. The City of Buffalo operated under a control board since 2004, but transitioned to an advisory board beginning on July 1, 2012. Nassau County recently began operation under a control board. Erie County, as well as the cities of New York and Troy, have boards exercising review and advisory functions. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The Yonkers City School District is dependent upon the City of Yonkers as it lacks separate taxing authority for school operations. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the Yonkers City School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorizes the City of Yonkers to issue debt of up to $45 million to liquidate deficits in the school district’s general fund as of June 30, 2014. The City of Newburgh operates under fiscal monitoring by the State Comptroller. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for fiscal year 2014 or thereafter.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board, upon the request of a “fiscally eligible municipality,” is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. To date, the Restructuring Board has agreed to accept the requests for review of eight fiscally eligible municipalities. The Restructuring Board is also authorized, upon the joint request of the fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

In June of 2013, the Office of the State Comptroller unveiled its Fiscal Stress Monitoring System - a system that is intended to identify stress conditions in local communities, utilizing a number of fiscal and environmental indicators. The goal is to provide an early warning of potential fiscal distress. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation.”

A total of 50 local governments (10 counties, 7 cities, 17 towns, 16 villages) and 87 school districts have been placed in a stress category based on financial data for their fiscal years ending in 2013. The vast majority of entities (98 percent) are classified in the “No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance. Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

North Carolina:

North Carolina’s economy has historically been dependent on small manufacturing and agriculture.  More recently, the employment base has shifted away from the traditional roots in textiles and furniture making into services and trade.  According to the U.S. Bureau of the Census, the State’s estimated population as of May 28, 2015 was 9,943,964, ranking 9th in the nation.  According to the North Carolina Employment Security Commission, the adjusted non-farm employment accounted for approximately 4,231,500 jobs in April 2015, which was an increase by 106,600 jobs over April 2014.  In April 2015, the North Carolina Employment Security Commission reported that the seasonally adjusted unemployment rate in April 2015 was 5.5%, which is 0.9% lower than April 2014 and 0.1% lower than the national rate as a whole.

The services industry sector constitutes the single largest job segment of the State’s economy, representing approximately 85% of non-farm employment in the State, according to the December 2014 data, and includes a broad base of different occupations throughout the State, including information services, financial activities, professional and business services, educational and health services, leisure and hospitality, and other services.  North Carolina’s service providing sector has gained 330,500 jobs since the end of the recession in June 2009.  One major component of the State’s service economy is the Research Triangle Park (the “Park”), located within Wake and Durham Counties.  The Park currently contains more than 190 global companies, which employ over 39,000 fulltime knowledge workers.  North Carolina’s agriculture industry, including food, fiber and forest, accounts for 17% of the State’s income.  Gross agricultural income was in excess of $12.6 billion in 2013, placing the State ninth in the nation in gross agricultural income.  According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of tobacco, flue-cured tobacco, and sweet potatoes, and second in hog production.  North Carolina’s trade industry (consisting of wholesale and retail trade, transportation, warehousing and utilities sectors) accounts for 19% of the State’s employment.  Despite the global recession and its impact on North Carolina’s economy, exports continue to be one of the State’s key economic growth drivers.  As of December 2013, North Carolina was the fifteenth largest exporter among the 50 states.  The total value of merchandise exports surged to a record high of $29.3 billion in 2013, an increase of 1.7% over 2012.  Between July 2007 and July 2011, North Carolina lost 102,800 manufacturing jobs; the majority of the job losses occurred during the 2007-09 recession.  Manufacturing employment grew for the first time in sixteen years in 2011, and grew again in 2013.  North Carolina’s largest manufacturing employment sectors in 2013 were food (12.0%), chemicals (10%), fabricated metal (8%), computer and electronic products (8%) and furniture and related products (8%).  Travel and tourism are a major North Carolina industry contributing $20.2 billion to the State’s economy in 2013.  The industry directly and indirectly sustains more than 390,000 jobs, or 9.2% of all wage and salary employment in the state.  Finally, North Carolina hosts the fourth largest military population in the United States.  Fort Bragg, located in Fayetteville, North Carolina is one of the largest Army installations in the world.  Army, Air Force, Coast Guard, and Marine Corps installations contribute directly to the State’s economic development through capital investment, employment, and defense contracting and indirectly through increased demand for regional businesses and increased spending from households.  In 2013, the State’s Department of Commerce determined that the military’s total contribution to gross state product value was $48 billion.

Budget Process.  The State Budget Act sets out the procedure by which the State’s budget is adopted and administered, and requires the adoption of a balanced budget.  The budget is balanced when the beginning unreserved fund balance for a fiscal year, together with the projected receipts during that fiscal year, are equal to or greater than the sum of appropriations for that fiscal year.  The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 34% of the total 2014-15 State budget.  The largest share of federal funds is designated to support programs of the Department of Health and Human Services.  The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

State Revenues and Expenditures.  North Carolina’s economy continued to improve modestly during fiscal year 2013-14.  The consensus revenue forecast for the 2013-15 biennium reflected a slowly recovering economy.  The forecast adopted a cautious approach with modest growth expectations of 3.6% in fiscal year 2013-14 and 4.1% in fiscal year 2014-15, below long-term average growth and typical growth during economic recoveries.  The General Assembly enacted a $20.6 billion budget for fiscal year 2013-14 and a $21.0 billion budget for fiscal year 2014-15, which was revised in May 2014 to $21.1 billion.

As of April 2015, general obligations of the State of North Carolina were rated “Aaa” by Moody’s and “AAA” by S&P and Fitch.  There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

Pennsylvania:

State Economy.  The Commonwealth of Pennsylvania (the “Commonwealth” or “Pennsylvania”) is the sixth most populous state in the nation. Pennsylvania’s economy, which historically had been identified with heavy industry, has changed over the last thirty years with the decline of the coal, steel and railroad industries. With these changes, the Commonwealth’s business environment has evolved, and Pennsylvania has developed a more diversified economic base. This evolution was a direct result of a long-term shift in jobs, investment different businesses and industries and a shift of workers away from the northeast part of the nation. Currently, the major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $7.3 billion in crop and livestock products annually. Over 59,000 farms form the backbone of the State’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands - nearly one-third of the Commonwealth’s total land area.

Non-agricultural employment in Pennsylvania, over the ten years ending in 2014, increased at an average annual rate of 0.02%, slightly behind the 0.03% average rate of increase for both the Middle Atlantic region and for the nation, as a whole, over the same period.

Non-manufacturing employment in Pennsylvania has increased in recent years to 90.3% of the total employment in 2014. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, constituting 9.7% of 2014 total non-agricultural employment, has fallen behind the services, trade and the government sectors, and has become the 4th largest source of employment within the Commonwealth. In 2014, the services sector accounted for 49.4% of all non-agricultural employment, the trade sector accounted for 14.7% and the government sector accounted for 12.1%.

Pennsylvania’s annual average unemployment rate was roughly equivalent to the national average throughout the past ten year period. Slower economic growth caused the unemployment rate in the Commonwealth to peak in 2010 at 8.5% compared to a 4.4% rate in 2007.  As of May 2015, the most recent month for which data is available from the U.S. Labor Department’s Bureau of Labor Standards, the unemployment rate for the Commonwealth was 5.4% and slightly below the national average.

State Budget.  The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor no later than the first full week of February. The Pennsylvania Constitution requires that the Governor’s budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature (and the legislature may override a gubernatorial veto by a two-thirds majority vote). The Commonwealth’s fiscal year begins on July 1 and ends on June 30.

All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year’s estimated revenues, plus (less) the un-appropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the un-appropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

Pennsylvania uses the “fund” method of accounting. For purposes of governmental accounting, a “fund” is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund’s special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money’s received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor.

Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (“GAAP”). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. During the five year period ending with fiscal 2014, total revenues and other sources increased by an average of 0.7% annually. Tax revenues during this same period increased by an annual average of 3.0%.  Expenditures and other uses during this same period rose at an average annual rate of 1.6%.

Fiscal Year 2014 Financial Results.  The subdued level of economic recovery from the national recession continued to impact the Commonwealth’s revenue receipts during fiscal year 2014.  General Fund revenues totaled $28.607.1 billion (more than one half billion below certified estimates).  Total net General Fund expenditures net of appropriation lapses and certain other adjustments were $28,395.4 billion.  The Commonwealth ended fiscal year 2014 with an unappropriated surplus balance of $80.6 million.  Tax revenue collections grew by a paltry $39.7 million (0.1% over the prior fiscal year) during this period.  Concomitantly, General Fund expenditures grew by $686.7 million or 2.4% over fiscal year 2013 expenditures.

Fiscal Year 2015 Budget.  Fiscal year 2015 General Fund revenues were estimated to be $29.060 billion, an increase of $3.5% over comparable revenues, on a year-over-year basis. Actual collections are running 2.3% above estimates (slightly more than $569 million). The enacted fiscal year 2015 budget provides for total appropriations in the amount of $29.029.6 billion, an increase of 1.5% over fiscal year 2014 expenditures.  The enacted budget includes approximately $2 billion in one-time gap closing options that were used to balance the budget; these one-time options will not be available to help balance future budgets.  The fiscal year 2015 General Fund Budget aimed to keep spending in line with available resources without raising taxes in Pennsylvania.  The estimated year-end balance was expected to be approximately $1 million for fiscal year 2015.

Fiscal Year 2016 Proposed Budget.  The proposed fiscal year 2016 budget was submitted by the Governor to the General Assembly on March 3, 2015.  The proposed budget recommended net appropriations totaling $29.884 billion an increase of 2.7 percent over fiscal year 2015.  Revenues to support the proposed funding are estimated to be $30.013 billion.  The Governor’s budget proposal addresses the Commonwealth’s $2.3 billion funding deficit for fiscal year 2016, and is centered on the three broad priority program areas of jobs, education and government operational savings and reform.  As of June 23, 2015 the Governor and legislature are still far apart in regard to their respective visions for a fiscal year 2016 budget.  The budget is required to be adopted no later than June 30, 2015.

Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) without voter approval, debt to suppress insurrection or rehabilitate areas affected by man-made or natural disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.  Under the Pennsylvania Constitution the total debt limitation for capital projects as of February 28, 2015 is approximately $$61.334.5 billion. Outstanding net general obligation debt of the Commonwealth (less refunding escrows and sinking funds) is approximately $10.132.7 billion as of February 28, 2015, leaving capacity for the issuance of additional debt of slightly more than $51 billion under the debt limitation.

Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated by S&P and by Moody’s. The Commonwealth’s $460,000,000 General Obligation Bonds Second Series of 2015 dated May 27, 2014, had an underlying rating of “Aa3” by Moody’s, AA- by Standard and Poor’s and “AA-” by Fitch.  Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.   There can be no assurance that the

conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions.  Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity.

City of Philadelphia.  The City of Philadelphia (the “City” or “Philadelphia”) is the largest city in the Commonwealth. Philadelphia experienced serious financial difficulties in the fiscal years leading up to 1992, as a result of which a large cumulative general fund deficit was generated.

The Pennsylvania Intergovernmental Cooperation Authority (““PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal crises. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia which, as of June 30, 1992, stood at the amount of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 21, 2014 (as revised on October 14, 2014) that runs through 2019.

No further bonds may be issued by PICA, as its authority to issue debt has expired. Nonetheless, its ability to refund existing outstanding debt is unrestricted. PICA had $365.6 million in special tax revenue bonds outstanding as of June 30, 2013. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds. As of November, 2014, Philadelphia’s general obligation bonds were rated “A+” by Standard & Poor’s, “A2” by Moody’s and “A-” by Fitch. The School District of Philadelphia, a political subdivision with the authority to issue its own obligations, continues (as it has been since 2001) to remain under Commonwealth control, as it has experienced significant financial difficulties.

Litigation.  The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth’s governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity affected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident. Approximately 3,150 suits remain open against the Commonwealth.

Puerto Rico:

Puerto Rico’s economy is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy.  These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.  During fiscal year 2014, approximately 71.8% of Puerto Rico’s exports went to the United States mainland, which was the source of approximately 47.2% of Puerto Rico’s imports.  In fiscal year 2014, Puerto Rico experienced a positive trade balance of approximately $20 billion.

Total average annual employment as measured by the Puerto Rico Department of Labor and Human Resources Household Employment Survey has decreased in recent years.  The reduction in total employment began in the fourth quarter of fiscal year 2007, when total employment was 1,244,425, and has continued consistently through fiscal year 2015, when it was 990,113.  The number of persons employed in Puerto Rico during fiscal year 2015 averaged 990,113, a decrease of 0.5% when compared to the previous fiscal year; and the unemployment rate averaged 13.0%, as compared to the 14.3% it reached during fiscal year 2014. As such, during the first quarter of fiscal year 2016, total employment increased by 2.7% as compared to the same period for the prior fiscal year, and the unemployment rate averaged 11.9%, compared to 14.7% for the same period of the prior fiscal year.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of the phase out of Section 936 of the United States Internal Revenue Code and an increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. At the present time, almost 90% of manufacturing is generated by chemical and electronic products. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, plays a major role in the economy. It ranks second to manufacturing in contribution to gross domestic product and leads all sectors in providing employment

The Commonwealth is currently facing a fiscal and economic crisis due, among other factors, to a prolonged economic recession, high levels of debt and pension obligations, lack of access to the capital markets, and population decline, which have led to significant budget deficits. The causes of this crisis have been analyzed in the Fiscal and Economic Growth Plan (the “FEGP”) released on September 9, 2015, by the Working Group for the Fiscal and Economic Recovery of Puerto Rico and in the report on the Commonwealth’s economic and financial stability and growth prospects prepared by Dr. Anne O. Krueger, Dr. Ranjit S. Teja and Dr. Andrew Wolfe (the “Krueger Report”).

Unless the Commonwealth is able to obtain financing in the very near term or to reach restructuring or forbearance agreements with its creditors, it may not be able to honor all of its obligations as they come due while at the same time providing essential government services. A significant portion of the Commonwealth’s expenses relate to essential services and pension benefits; the Commonwealth’s ability to reduce such expenses without significantly affecting the residents of Puerto Rico is limited and the Commonwealth may therefore need to prioritize such expenses over payment of debt service. These measures could include a moratorium on the payment of debt service.

The Commonwealth’s high level of debt and the resulting allocation of revenues to service this debt have contributed to significant budget deficits during the past several years, which deficits the Commonwealth has been required to finance, further increasing the amount of its debt. More recently, the Commonwealth’s high level of debt, among other factors, has adversely affected its credit ratings and its ability to obtain financing on sustainable terms. The Commonwealth expects that its ability to finance future budget deficits will be severely limited, and, therefore, that it will be required to choose between reducing the amount of resources that fund essential governmental programs and services and honoring its debt obligations.

The Constitution of the Commonwealth provides that the Commonwealth may not issue general obligation debt if the principal and interest on all such debt payable in any fiscal year, together with any amount paid by the Commonwealth in the prior fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceed 15% of the average annual internal revenues of the Commonwealth in the two preceding fiscal years. Based on the Commonwealth’s current debt service requirements for these obligations and its average revenues for fiscal years

2014 and 2015, this percentage is currently 13.6% Therefore, the Commonwealth expects that its capacity to incur additional general obligation debt will be significantly limited for the next several years as a result of this Constitutional limit, among other factors. As a result, the Commonwealth may be limited in its capacity to issue general obligation debt in the future to cover projected financing gaps, including to finance capital improvement projects, provide working capital, and meet short-term obligations. Although the Commonwealth could seek to issue debt for which the good faith, credit and taxing power of the Commonwealth is not pledged, there may not be sufficient demand for such debt. An inability to issue general obligation debt may affect the Commonwealth’s ability to finance essential services, honor its financial obligations and make required investment in infrastructure.  In addition, although the Constitution of Puerto Rico  rovides holders of general obligation debt certain protections, the Constitution of Puerto Rico may be amended to modify the provisions regarding public debt, such as raising the debt limit.

The Commonwealth’s gross national product contracted in real terms in every year except one between fiscal year 2007 and fiscal year 2014 (inclusive). According to the Puerto Rico Planning Board, for fiscal years 2015 and 2016, gross national product is projected to further contract, by 0.9% and 1.2%, respectively. This persistent contraction has had an adverse effect on employment and tax revenues, and has significantly contributed to General Fund budget deficits in those fiscal years. Factors that can adversely affect the Commonwealth’s ability to increase the level of economic activity, some of which are not within the control of the Commonwealth, include the high cost of energy, the loss of patent protection of several products manufactured in Puerto Rico, global economic and trade conditions, population decline, and the Commonwealth’s high level of debt.

Changes in population have had, and may continue to have, an impact on economic growth and on tax revenues. According to the United States Census Bureau, the population of Puerto Rico decreased by 2.2% from 2000 to 2010, and by an estimated 4.7% from 2010 to 2014, driven primarily by migration to the United States mainland. Reductions in population, particularly of working age individuals, are likely to have an adverse effect on tax and other government revenues that will not be entirely offset by reductions in government expenses in the short and medium term. In addition, the average age of the population of Puerto Rico is increasing, partly due to a reduction in birth rate, but primarily as a result of the migration of younger persons to the United States mainland. This phenomenon is likely to increase the demand for health and other services on the Commonwealth, and the cost to the Commonwealth of providing such services.

The Krueger Report states that the Commonwealth’s economy is in a cycle where unsustainable public finances are feeding into uncertainty and low growth, which in turn is raising the fiscal deficit and the debt ratio. The Central Government deficits over the coming years, as projected in the Krueger Report and the FEGP, imply an unsustainable trajectory of large financing gaps. Both the Krueger Report and the FEGP conclude that a compromise of the creditors’ competing claims to the Commonwealth’s revenues to support debt service will be required in order to avoid a disorderly default on the Commonwealth’s debt and the further destabilization of the Commonwealth’s economy and finances. Market access on sustainable terms is unlikely to be available to the Commonwealth until doubts regarding its economic trajectory and debt sustainability are addressed.

Beginning in February of 2014, the credit ratings of the Commonwealth’s general obligation bonds and Commonwealth guaranteed bonds have been lowered to non-investment grade by Moody’s Investors Service (“Moody’s”), Standard & Poor’s Rating Services (“S&P”), and Fitch Ratings (“Fitch”). These downgrades reflect the fiscal and financial difficulties that the Commonwealth is experiencing and have in turn contributed to such difficulties. One consequence of such downgrades has been severely limited access to the capital markets. The market for non-investment grade securities is smaller and less liquid than the market for investment grade securities. As a result, it is possible that there may not be sufficient demand in the bond market, or with private commercial banks or other financial institutions, to enable the Commonwealth to issue any future bonds or notes or enter into borrowings in the amounts required by the Commonwealth or that the cost to the Commonwealth of any such borrowing could be substantially higher than if it were able to issue more highly-rated securities. In addition, changes in the Commonwealth’s credit ratings are likely to affect its relationships with creditors and other business counterparties.

The Commonwealth (like the states of the United States) is not currently eligible to seek relief under Chapter 9 of the United States Bankruptcy Code. In the future, however, the United States Congress or the Legislative Assembly could enact legislation (subject to applicable constitutional limitations), including an amendment to the United States Bankruptcy Code or a debt adjustment statute applicable to Puerto Rico in particular, that entitles the Commonwealth and its public corporations to seek a debt adjustment, moratorium or other remedy that affects the rights of its creditors. The United States Treasury Department has endorsed federal legislation for such purposes.

South Carolina:

In general, local governments receive the majority of their revenue from property taxes, license fees, and other state and federal sources.  During the 2013 fiscal year, local governments in South Carolina received approximately 37.6% of their revenue from property taxes, 20.9% from licenses, fees, charges, and bonds, 32.6% from state sources, and 7.8% from federal sources.  With respect to property taxes, the assessed value of all taxable property in the state from 2012 to 2013 increased 2.40% from $22,238,355,045 to 22,772,897,274.  During that same time, property tax collections increased 2.4% from $4,582,201,423 to $4,688,872,576.  From 2007 to 2013, total revenues of local governments have increased 14.48%.

Economic Climate

South Carolina’s economy was predominantly dependent on agriculture until well into the twentieth century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950s, the state’s economy has undergone a gradual transition to other activities. In 2014, the largest industry in South Carolina was finance, insurance, real estate, rental and leasing, accounting for 17.0% of South Carolina’s gross domestic product.

From 2013 to 2014, South Carolina’s gross domestic product grew 2.2 percent, in comparison with the national average of 2.2 percent and the southeastern regional average of 1.7 percent.   From 2011 to 2014, the State’s total gross domestic product grew 4.082% (versus 4.36% for southeastern states, and 6.26% for the nation).   From 2013 to 2014, the fastest growing contributors to real gross state product were durable goods manufacturing (0.45% year to year growth), followed by healthcare and social assistance (0.32%), real estate and rental leasing (0.32%), and wholesale trade (0.28%).

South Carolina’s unemployment rate in April 2015 was 6.7%. The State’s unemployment rate at April 2014 was 5.3%, down 2.7% from 8.0% in April 2013.  By comparison, the unemployment rate in April 2015 was 5.7% for the South Atlantic states, and 5.4% for the nation.

After showing the largest decrease in unemployment in the United States from February 2013 to February 2014, South Carolina’s unemployment rate now tracks slightly higher than the rates of other southeastern states and the nation.

Since February 2010, private-sector employers have added 185,100 jobs (an increase of 12.9%).  During that same time, the largest job gains in South Carolina have been in professional and business services (54,600 jobs; 26.5% growth), leisure and hospitality (28,800; 14%), and manufacturing (26,900; 13.1%).

According to the U.S. Department of Commerce’s Bureau of Economic Analysis, in 2014, the State’s per capita personal income increased to $36,934 or 3.1% year over year, compared to an increase of 3.0% for the southeast and 3.9% for the nation.  In 2014, the State’s per capita personal income was 80.01% of the national (compared to 79.60% in 2013) and 90.43% of the southeast (compared to 89.20% in 2013) per capita personal income.

For the calendar year 2014, the South Carolina Department of Commerce reported $5.088 billion in new capital investments and the overall recruitment of 19,020 new jobs.

Tennessee:

The State Constitution of Tennessee requires that (1) the total expenditures of the State for any fiscal year shall not exceed the State’s revenues and reserves, including the proceeds of debt obligations for that year, and (2) the rate of growth of appropriations from State tax revenues shall not exceed the estimated rate of growth of the State’s economy for any given year.  The State Constitution further provides no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance.  The State’s fiscal year runs from July 1st through June 30th.

State Revenue Collections.  The sales tax is Tennessee’s most important source of revenue, accounting for over 57% of State tax collections for the fiscal year ended June 30, 2014.  Tennessee does not impose a tax on personal income.  In years past, the Tennessee General Assembly has considered, but did not pass, income tax legislation.  The 2002 Tennessee General Assembly passed the Tax Reform Act of 2002, introducing a variety of tax increases to fund State government, and allowing for a maximum combined State and local sales tax rate of 9.75%.  Taxable sales are expected to continue to grow, with projected increases of approximately 3.1% and 3.4% for the 2014 and 2015 fiscal years, respectively, based on the State of Tennessee 2014 Comprehensive Annual Financial Report (the “2014 CAFR”).

Total tax revenues in Tennessee increased by 0.67% for fiscal year 2014 according to the 2014 CAFR.  Based on the Spring 2015 Tennessee Business and Economic Outlook published by the Center for Business and Economic Research at the University of Tennessee, collections during August 2014 through March 2015 grew, with total tax collections increasing 7.4% over the 2014 fiscal year.  This performance has largely been driven by increased sales tax revenues, up 5.7%, and franchise and excise tax revenues (corporate income taxes), up 24.5%, compared to the period beginning in August 2013 through March 2014.

Based on An Economic Report to the Governor of the State of Tennessee, Spring 2015, published by the Center for Business and Economic Research at the University of Tennessee (the “2015 Tennessee Economic Report”), Tennessee is projected to have nominal personal income grow at a rate of 4.0% in the 2015 fiscal year and 4.4% in the 2016 fiscal year.

Tennesseans voted to remove the State constitutional prohibition on lotteries in November 2002 and amended the constitution to provide that lottery profits may be used to fund college loans and scholarships, capital outlay projects for K-12 education facilities and early learning and after school programs.  The Tennessee Education Lottery Corporation reports in its most recent Tennessee Education Lottery Quick Facts publication that the State has raised more than $3.3 billion since the lottery began in January 2004 for education programs, including college scholarships, grants and after-school programs.  However, lottery revenues are highly volatile, and there can be no guarantee that such revenue growth will continue at the same pace.

Employment, General Demographic and Other Economic Factors.  According to the 2015 Tennessee Economic Report, in 2014 the Tennessee labor market continued to show mild signs of growth.  This report included the following statistical information.  Year-over-year nonfarm employment growth totaled 1.9% in 2014 compared to the 1.4% pace of 2013.  Nonfarm employment totaled 2,802,700, marking the first time that nonfarm employment surpassed its pre-recession peak of 2,787,800 in 2007.  Annual employment growth in 2014 was led by professional and business services (up 5.2%), natural resources, mining and construction (up 4.4%), and leisure and hospitality services (up 4.2%).  Despite these areas of growth, information, nondurable goods manufacturing, state and local government and federal government all experienced employment contractions in 2014.  In 2014, the civilian labor force in Tennessee decreased  by 1.5% as a result of the number of employed persons remaining flat while the number of unemployed decreased by 17.6%.  The state’s unemployment rate averaged 6.9% in 2014, compared to 6.2% for the nation.  This rate fell significantly by 1.3% from 2013, while the national rate also fell significantly by 1.2%.

According to the 2015 Tennessee Economic Report, Tennessee’s unemployment rate is expected by economists to fall to 6.3% in the first quarter of 2016 and 6.0% in the first quarter of 2017.  In comparison, the national unemployment rate is expected to fall to 5.4% in the first quarter of 2016 and drop to 5.2% by the first quarter of 2017.  Such report predicts nonfarm job growth in Tennessee to be between 1.6% and 1.7% for the first three quarters of 2015 and 1.4% to 1.5% thereafter, which is slightly below national expectations.  It is anticipated that Tennessee’s growth will largely be driven by gains in professional and business services as well as employment growth in natural resources, mining and construction.  This growth, however, may be dampened by an expected contraction of 1.7% in federal government jobs in 2015, followed by an additional 1.8% contraction in 2016.  In terms of manufacturing in Tennessee, the job growth is likely to continue to taper off in 2015.  After a 1.3% job growth in 2014, the job growth predictions for manufacturing in 2015 and 2016 are 0.9% and only 0.4%, respectively.

Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole.  However, in the last quarter century the State economy has undergone a structural change through increases in service sector and trade sector employment.  Manufacturing employment in Tennessee has steadily declined on a percentage of work force basis, while service sector employment in Tennessee has climbed steadily since 1973.  While manufacturing is expected to experience a near-term slight uptick, the levels are still below pre-recession employment levels and the long-term forecast calls for another drop of 0.3% (2014 CAFR) between 2014 and 2024. Although manufacturing output has risen in recent years, it remains slightly below its pre-recession peaks from 2006.  Based on the 2015 Tennessee Economic Report, employment in durable goods manufacturing is expected to rise by 1.8% in 2015 and 1.2% in

2016.  While this report projects that the strongest job growth is expected to occur in the transportation equipment sector, the report projects that employment in computers and electronics is expected to contract 2.4% in 2015 and 4.6%  in 2016 despite expectations of strong output growth.  Further, the report projects that nondurable goods manufacturing is anticipated to experience job losses of 0.6% in 2015 and 1.0% in 2016.

According to the 2015 Tennessee Economic Report, Tennessee’s civilian labor force is expected to experience a minor contraction in 2015 of less than 0.1%.  This report predicts that the number of employed people will increase slightly while the number of unemployed people will fall by 5.1%.  This report also predicts improvement in 2016, with the civilian labor force increasing by 1.0%, the number employed growing by 1.4% and the number unemployed decreasing by 3.9%.  However, this report predicts the labor force participation rate will continue to fall, dropping to 57% in 2015 and 2016.

Agriculture also remains an important sector of the Tennessee economy.  The 2015 Tennessee Economic Report reports that Tennessee net farm income figures for 2014 have yet to be released; however, national net farm income for 2014 was projected to be down by 24.6% to $97.3 billion.  In 2013, Tennessee received $147.9 million in direct government payments placing it 24th among the states according to such report.  Tennessee’s top agricultural commodities, in terms of 2013 value of receipts, include soybeans, cattle and calves, corn, broilers, cotton, wheat, dairy products, hay, tobacco, vegetables and melons, eggs, hogs, and fruits and nuts.  Crops and livestock products contributed 63.5% and 36.5%, respectively, to these cash receipts in 2013.

From April 1, 2010 to July 1, 2014, Tennessee’s population has grown by 3.2% compared to the national growth rate of 3.3% according to the U.S. Census Bureau.   According to the 2010 Census, the Nashville-Davidson, Knoxville, Chattanooga and Clarksville areas experienced growth of 10%, 2.9%, 7.8% and 28.5%, respectively, since the 2000 Census while a decline of 0.5% was noted in the Memphis area.

Bond Ratings.  Fitch Ratings, Moody’s Investors Service, Inc., and Standard & Poor’s Ratings Services have given the General Obligation Bonds, 2014 Series A and General Obligation Bonds, 2014 Refunding Series B ratings of “AAA”, “Aaa”, and “AA+”, respectively.  Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.   There can be no assurance that the conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions.  Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity.

U.S. Virgin Islands:

In recent years, the Government of the U.S. Virgin Islands has experienced substantial fluctuations in revenues and expenditures and recurring structural deficits.  Since fiscal year 2009, the Government of the U.S. Virgin Islands has used multiple bond issuances to finance working capital needs and other government obligations.  The Government of the U.S. Virgin Islands has experienced revenue shortfalls in fiscal years 2012, 2013, and 2014 and anticipates a revenue shortfall for fiscal year 2015.  The high level of indebtedness and the resulting allocation of revenues to debt service have contributed to the Government of the U.S. Virgin Islands budget deficits during the past several years, some of which deficits the Government of the U.S. Virgin Islands has been required to finance, further increasing the amount of such debt.  Such high level of indebtedness, among other factors, may adversely affect credit ratings and the ability to obtain financing at favorable rates.  The effort to achieve budgetary balance may adversely affect the performance of the economy in the U.S. Virgin Islands.

The Government of the U.S. Virgin Islands has taken a series of actions to reduce its operating budget and address its operating deficits.  Currently the Virgin Islands Office of Management and Budget (“OMB”) projects a shortfall of revenues under expenditures of $96.3 million for fiscal year 2014, which includes reduced allotments of $28.1 million.  The Government of U.S. Virgin Islands expects to meet the balance of revenue shortfall in fiscal year 2014 through continuous cash flow monitoring and the allotment reduction process.

From 2003, when the unemployment rate in the Virgin Islands rose to 7.8%, primarily as a result of the completion of construction of the HOVENSA coker plant, which employed approximately 2,000 construction workers, the unemployment rate steadily declined through 2008 to 5.8%.  As a result of the global financial crisis, however, the unemployment rate increased between 2009 and 2011, reaching an annual rate of 8.9% in 2011.  The average unemployment rate in 2011 was 9.1%.  In January 2012 HOVENSA announced that it would close its oil refining facilities on St. Croix and lay off approximately 1,200 employees and 950 subcontractors.  The unemployment rate increased in 2012 to an annual rate of 11.7%.  By the end of 2013, the unemployment rate had increased to 13.4%.

In calendar year 2013, employment in all sectors of the Virgin Islands economy was adversely affected by the HOVENSA refinery closure and the aftermath of the global recession, with the majority of the losses concentrated in manufacturing, construction, goods production, other services.  The manufacturing sector was affected most significantly, reflecting a 41.6% decline in the number of persons employed in calendar year 2013, as compared to calendar year 2012.  Private sector employment growth is fueled primarily by tourism and related services while public sector employment consists of jobs with the U.S. Virgin Islands government and the U.S. federal government.  The U.S. Virgin Islands Government is the largest employer of the public sector, representing 90% of all public sector jobs.  Tourism is the Virgin Islands’ largest industry and represents the largest business segment in the private sector. After a decrease in tourism in 2001 and 2002, following the September 11, 2001 terrorist attacks in the United States, the tourism industry was uneven from 2003 through 2007, and then worsened in 2008 and 2009 as a result of the global economic crisis.  The tourism industry began to improve in 2010 and total visitor arrivals in the Virgin Islands in 2011, were 2,687,952, a 5.5% increase over 2010 and was largely attributable to an increase in cruise passenger arrivals.  However, for calendar year 2013, total visitor arrivals increased by 1.8% as compared to calendar year 2012.

Virginia:

As of November 2014, Virginia estimated that up to 4.2 million residents were in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to work in other states.  Virginia is a right-to-work state with diverse sources of income.  In part because of its proximity to Washington D.C., Virginia has a larger share of federal and military employees than almost any other state.  According to information from  the U.S. Department of Commerce, Bureau of Economic Analysis (the “BEA”) (March 2015), the major sources of personal income in Virginia were the service industry (42.8%), state and local government (11.1%), civilian federal government (7.9%), the wholesale and retail trade industry (8.8%), military federal government (4.4%), the manufacturing industry (5.9%), the construction industry (5.3%) and the finance, insurance and real estate industry (7.0%).  The BEA also reports per capita personal income was estimated to be $49,710 in 2014.  Taxable retail sales in Virginia for 2014 totaled $96.2 billion (up from $94.6 billion in 2013).  According to the U.S. Census Bureau, Virginia’s estimated 2014 population was 8.33 million, an increase of approximately 10.1% from 2005 estimates, which compares favorably to the 7.8% rate of increase for the United States over the same period.  From 2005 through 2014, the unemployment rate in Virginia has regularly been less than the national unemployment rate.  Based on data from the U.S. Department of Labor, Bureau of Labor Statistics (March 2015), the estimated unemployment rate in Virginia was 4.8% compared to 5.5% nationally.

The Virginia Constitution limits the ability of the Commonwealth to create debt and requires a balanced budget.  Fiscal year 2014 general fund revenues were 1.5%, or $260.3 million, higher than fiscal year 2013 revenues.  Fiscal year 2014 expenditures increased by 2.8 percent, or $507.0 million, when compared to fiscal year 2013.  As of the end of the fiscal year 2014, the general fund reported a combined ending fund balance of $629.6 million, a decrease of $8.3 million in comparison to the prior fiscal year.  Of this total fund balance, $110.5 million represented nonspendable fund balance, $970.5 represented restricted fund balance and $330.1 million represented committed fund balance.  These amounts were offset by a negative $781.5 million unassigned fund balance.  (Management Discussion and Analysis, Financial Statements for Fiscal Year 2014).

The Commonwealth expects that the federal budget reductions commonly referred to as “Sequestration” are expected to negatively impact Virginia disproportionately compared to other states because of Virginia’s robust community of defense contractors and other federal contractors.  Sequestration is expected to cause many areas of discretionary federal spending such as military procurement to decline or grow more slowly through 2021.  Virginia is currently experiencing slower job and economic growth than the national average.  The reduction in defense spending is expected to be felt primarily in Northern Virginia and in the Hampton Roads area.

The Commonwealth is prohibited from issuing general obligation bonds for operating purposes. At the end of the fiscal year 2014, the Commonwealth had total debt outstanding of $37.6 billion, including total tax-supported debt of $15.4 billion and total debt not supported by taxes of $22.2 billion. Bonds backed by the full faith and credit of the government and tax-supported total $1.7 billion.  Debt is considered tax-supported if Virginia tax revenues are used or pledged for debt service payments. An additional $831.2 million is considered moral obligation debt which is not tax-supported. The Commonwealth has no direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, the Commonwealth has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. The remainder of the Commonwealth’s debt represents bonds secured solely by specified revenue sources (i.e., revenue bonds).

General obligations of cities, towns or counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction.  The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor.  If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.

As of April 15, 2015, the Commonwealth had a Standard & Poor’s rating of “AAA”, a Moody’s rating of “Aaa”, and a Fitch rating of “AAA” on its long-term general obligation bonds.  Such ratings reflect only the respective views of such rating agencies and an explanation of the significance of a rating may be obtained from such rating agencies.   There can be no assurance that the conditions on which these ratings are based will continue, that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely, or that particular bond issues may not be adversely affected by changes in financial, economic, political or other conditions.  Any downgrade revision or withdrawal assigned to such debt obligations could have an adverse effect on their market price and liquidity.

West Virginia:

West Virginia is among the nation’s leading states in coal, oil and gas production.  Although West Virginia continues to work at diversifying its economy, the energy sector still accounts for a large percentage of the State’s gross domestic product.  Continued development of natural gas in the Marcellus Shale formation has sparked a significant increase in natural gas production in the State, although this potential boom has been mitigated at times by low prices for natural gas.

Data compiled by the Workforce West Virginia indicates that the seasonally adjusted unemployment rate in West Virginia was estimated to be 7.0% as of April 2015.

The West Virginia Treasurer’s Office compiles an annual Debt Capacity Report, addressing various issues of debt management by State government.  Among other things, this report attempts to determine whether the State is reaching its goal of keeping key debt ratios in the “average to low range of nationally recognized debt limits.”  According to the 2014 Debt Capacity Report, which pertains to the period ended June 30, 2013 (the end of the State’s fiscal year), the State had net tax supported debt (“NTSD”) outstanding of approximately $1.74 billion, a decrease from the previous fiscal year.  As of June 30, 2013, servicing this debt accounts for 5.42% of the State’s general revenue fund, which is below the recommended 6% cap necessary to keep the ratio in the low range of nationally recognized debt limits.  Other ratios calculated in the Debt Capacity Report concerning the State’s NTSD for 2013 are:  debt as a percentage of revenue, 4.27% (below the recommended cap of 5%), debt as a percentage of personal income, 2.62% (below the recommended cap of 3.1%), debt per capita, $934 (below the recommended cap of $1,100 per capita), and as a percentage of assessed value, 2.01% (above the recommended cap of 2%).  All of these ratios decreased over the last fiscal year.  The Debt Capacity Report indicates that revenues from the West Virginia Lottery peaked in 2007 and that the State is experiencing continued negative growth for lottery revenues due, in large part, to interstate lottery and gaming competition from neighboring states.  This has caused concern given that, as mentioned in the Debt Capacity Report, the amount of bonds backed by a pledge of lottery revenues remains at a high level.

According to the 2014 Debt Capacity Report, West Virginia maintained its rating of “Aa1” with Moody’s Investor Services.  States with the same “Aa1” rating from Moody’s, as of May of 2013, include Alabama, Arkansas, Colorado, Florida, Idaho, Kansas, Massachusetts, Minnesota, Montana, New Hampshire, North Dakota, Ohio, Oregon, and Washington.

The West Virginia Treasurer’s Office also periodically issues an annual Debt Position Report.  According to the Debt Position Report for fiscal year 2014, the State’s NTSD as of June 30, 2014 decreased to $1.65 billion, and approximately $395.3 million (net) of  the NTSD was in the form of general obligation bonds.  Issuance of general obligation bonds requires an amendment to the West Virginia Constitution, which must be approved by a two-thirds vote of both houses of the Legislature and a majority of the State’s voters.

According to a report prepared by the West Virginia State Budget Office, as of May 29, 2015, West Virginia’s “rainy day fund” now totals about $871 million.  A report by The Pew Charitable Trusts lists West Virginia as only one of five states with more than 100 days of operating costs in reserves (for fiscal year 2014).

Like many states, West Virginia faces a future clouded by under-funded pension and other post-employment benefit (OPEB) plans.  In 2005, West Virginia voters rejected a proposed plan to issue approximately $5.5 billion of pension obligation bonds to close the under-funding gap.  During the years when West Virginia was consistently running budget surpluses, the Legislature and Governor applied those surpluses to pay down the pension shortfalls.  By 2007, this strategy had resulted in four out of six major pension plans being funded to a level of at least 97%, with one of the other two funded at more than 85%.  However, the largest pension plan in the State, covering teachers, was grossly underfunded and reached a 51% funding level in 2007 only because the State injected it with the proceeds from bonds backed by its portion of the multi-state settlement of tobacco litigation.  As a result of stock market declines, by July 1, 2009, funding of the Teachers’ Retirement System stood at 41.3%, and only one of the State’s public employee retirement plans was funded at a level above 66%.  While the stock market has largely recovered, most of the State’s pension funds remain underfunded.  Data from the Consolidated Public Retirement Board indicates that, as of July 1, 2014, the Teachers’ Retirement System was funded at 66.2%, while funding levels for other State retirement plans remained above 70%.  Pension plans for several West Virginia municipalities are also greatly underfunded.  In 2012, West Virginia enacted a law aimed at addressing issues regarding funding of OPEB plans.  The law created a trust fund to pay for OPEB for public employees hired before July 1, 2010.  The law also created a separate trust fund for employees hired on or after July 1, 2010, to pay for any OPEB incentives that may be created by the Legislature in the future.  The two funds will be funded from personal income tax revenue currently being directed to the unfunded liabilities of the old workers compensation system, but only after those unfunded workers compensation liabilities are paid off.  Once the workers compensation liabilities are satisfied, $30 million per year will go to the pre-July 1, 2010 fund and $5 million per year will go the post-July 1, 2010 fund.

Legislation privatizing workers’ compensation became effective in January of 2006, and has resulted in significant savings for some employers. The former, state-run workers’ compensation agency had amassed debt in excess of $3 billion.  The State adopted a plan to address and eventually eliminate the unfunded liability and dedicates certain revenues annually towards the debt.  According to the State’s Comprehensive Annual Financial Report for 2014, as of July 1, 2014, the unfunded liability for the former workers’ compensation fund stood at approximately $350 million.

On January 9, 2014, a chemical spill into the Elk River in Charleston caused a “Do Not Use” water order to be issued to approximately 300,000 people and the closure of schools, restaurants, hotels, medical offices and other businesses in nine counties requiring clean water to operate.  The “Do Not Use” order was gradually lifted in geographic zones from January 13 through January 18, 2014.  Economic losses to local businesses as a result of the incident were preliminarily estimated at $61 million by Marshall University’s Center for Business and Economic Research.  The crisis was reported by a media source to have shut down an estimated 16 percent of West Virginia’s economy.  The impact on the public and private sectors is still being studied.

In 2015 the State Legislature amended the prevailing wage laws to provide that construction of public improvement projects costing $500,000 or less will no longer have to pay workers prevailing wages.  In addition, the 2015 Legislature passed tort reform legislation which, in part, requires the courts to allocate liability among defendants based on their share of fault (known as a “comparative fault” system, which is used by most states).

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